American Express

Variable Universal Life IV

Variable Universal Life IV -- Estate Series

Issued by:
IDS Life Insurance Company

Prospectus
Oct. 7, 2002

A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

IDS Life Variable Life Separate Account

Issued and sold by:  IDS Life Insurance Company (IDS Life)
                     70100 AXP Financial Center
                     Minneapolis, MN 55474
                     Telephone: (800) 862-7919
                     Web site address: americanexpress.com

This prospectus contains information that you should know before investing in American Express Variable Universal Life IV (VUL IV) and American Express Variable Universal Life IV -- Estate Series (VUL IV -- ES). VUL IV -- ES is a life insurance policy with an initial specified amount of $1,000,000 or more. All other policies are VUL IV policies. The information in this prospectus applies to both VUL IV and VUL IV ES unless otherwise specified.
Prospectuses are also available for the underlying funds that are investment options under these policies. Please read all prospectuses carefully and keep them for future reference.

Variable universal life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable universal life insurance policy's features, benefits, risks and fees, and whether variable universal life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

An investment in this policy is not a deposit of a bank or financial institution and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. An investment in this policy involves investment risk including possible loss of principal.



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1   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Table of Contents


The Policy in Brief.......................................3

Loads, Fees and Charges...................................4
  Fund Expenses...........................................5
  Premium Expense Charge..................................7
  Monthly Deduction.......................................8
  Surrender Charge........................................8
  Partial Surrender Charge...............................11
  Mortality and Expense Risk Charge......................11
  Transfer Charge........................................11
  Optional Insurance Benefits............................11
  Other Information on Charges...........................11

Purchasing Your Policy...................................12
  Application............................................12
  Right to Examine Policy................................12
  Premiums...............................................12

Keeping The Policy in Force..............................13
  No Lapse Guarantee.....................................13
  No Lapse Guarantee to Age 70...........................13
  No Lapse Guarantee to Age 100..........................13
  Minimum Initial Premium Period.........................13
  Grace Period...........................................14
  Reinstatement..........................................14

The Variable Account.....................................14

The Funds................................................15
  Fund Objectives........................................22
  Relationship between Funds and Subaccounts.............22

Rates of Return of the Funds and Subaccounts.............23

The Fixed Account........................................32

Policy Value.............................................32
  Fixed Account Value....................................32
  Subaccount Values......................................32

Proceeds Payable Upon Death..............................34
  Change in Death Benefit Option.........................35
  Changes in Specified Amount............................35
  Misstatement of Age or Sex.............................36
  Suicide................................................36
  Beneficiary............................................36

Transfers Between the Fixed Account and Subaccounts......37
  Fixed Account Transfer Policies........................37
  Minimum Transfer Amounts...............................37
  Maximum Transfer Amounts...............................38
  Maximum Number of Transfers Per Year...................38
  Two Ways to Request a Transfer, Loan or Surrender......38
  Automated Transfers....................................39
  Automated Dollar-Cost Averaging........................39
  Asset Rebalancing......................................40

Policy Loans.............................................40

Policy Surrenders........................................41
  Total Surrenders.......................................41
  Partial Surrenders.....................................41
  Allocation of Partial Surrenders.......................41
  Effect of Partial Surrenders...........................41
  Taxes..................................................41
  Exchange Right.........................................42

Optional Insurance Benefits..............................42
  Accelerated Benefit Rider for Terminal Illness.........42
  Accidental Death Benefit...............................42
  Automatic Increase Benefit Rider.......................42
  Base Insured Rider.....................................42
  Children's Insurance Rider.............................42
  Other Insured Rider....................................42
  Waiver of Monthly Deduction............................42

Payment of Policy Proceeds...............................43

Federal Taxes............................................45
  IDS Life's Tax Status..................................45
  Taxation of Policy Proceeds............................45
  Modified Endowment Contracts...........................46
  Other Tax Considerations...............................46

IDS Life.................................................47
  Ownership..............................................47
  State Regulation.......................................47
  Distribution of the Policy.............................47
  Legal Proceedings......................................48
  Experts................................................48

Management of IDS Life...................................49
  Directors..............................................49
  Officers Other than Directors..........................49

Other Information........................................49
  Substitution of Investments............................49
  Voting Rights..........................................50
  Reports................................................50
  Rating Agencies........................................50

Policy Illustrations.....................................50
  Understanding the Illustrations........................51
  Effect of Expenses and Charges.........................51

Key Terms................................................56

Annual Financial Information (Unaudited).................58

Notes to Financial Statements (Unaudited)................71

Condensed Financial Information (Unaudited)..............76

Annual Financial Information.............................79

Notes to Financial Statements ..........................103

Condensed Financial Information (Unaudited).............108

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2   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

The Policy in Brief

Loads, fees and charges: You pay the following charges either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks.

o Fund expenses -- applies only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 5)

o Premium expense charge -- 5% is deducted from each premium payment to cover some distribution expenses, and state and local premium taxes and federal taxes. (p. 7)

o Monthly deduction -- charged against the value of your policy each month (prior to the insured's attained insurance age 100), covering the cost of insurance, the policy fee and the cost of optional insurance benefits. For VUL IV, the policy fee is $7.50 per month for initial specified amounts below $250,000, and $0 per month for initial specified amounts of $250,000 and above. For VUL IV -- ES, the policy fee is $0 per month. The cost of insurance for both policies depends on the amount of the death benefit, the policy value and the insured's insurance age, duration, sex and risk classification. (p. 8)

o Surrender charge -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first ten years and for ten years after requesting an increase in the specified amount. We base it on the initial specified amount and on any increase in the specified amount. (p. 8)

o Partial surrender fee -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less. (p. 11)

o Mortality and expense risk charge -- applies only to the sub accounts; equals, on an annual basis, 0.9% of the average daily net asset value of the sub accounts for the first 10 policy years. For years 11-20 this charge equals 0.45% for VUL IV and 0.30% for VUL IV -- ES. For years 21 and after, this charge equals 0.30% for VUL IV and 0.20% for VUL IV --
     ES. (p. 11)

Purchasing your policy: To apply, send a completed application and premium payment to IDS Life's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 12)

Right to examine policy: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 12)

Premiums: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100. We may refuse premiums in order to comply with the Code. (p. 12)

No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. Each policy has the following two no lapse guarantee options:

o No Lapse Guarantee To Age 70 (NLG-70) guarantees the policy will not lapse before the insured's attained insurance age 70 (or 10 years, if later).

o No Lapse Guarantee To Age 100 (NLG-100) guarantees the policy will not lapse before the insured's attained insurance age 100.

This feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges.

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements. (p. 13)

Grace period: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and neither of the NLGs nor the minimum initial premium period is in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 14)

Reinstatement: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life and the payment of a sufficient premium. (p. 14)

Purpose: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

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3   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

     The variable account, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 14)

     The fixed account, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4.0%. (p. 32)

Proceeds payable upon death: Prior to the insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

o Option 1 level amount: The death benefit is the greater of the specified amount or a percentage of policy value.

o Option 2 variable amount: The death benefit is the greater of the specified amount plus the policy value, or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges. (p. 34)

On or after the insured's attained age 100, the proceeds payable upon the death of the insured will be the greater of: (p. 35)

o the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

o the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

Transfers between the fixed account and subaccounts: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than five transfers per year by phone or mail. However, we also reserve the right to charge a fee for more than five transfers per year by phone or mail. You can also arrange for automated transfers among the fixed account and subaccounts. (p. 37)

Policy loans: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit, policy value and NLG provisions. A loan also may have tax consequences, including IRS penalties, if your policy lapses or you surrender it. (p. 40)

Policy surrenders: You may cancel the policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. Partial surrenders may also be available with certain limits. Surrenders may be subject to IRS taxes and penalties (including a 10% IRS penalty for those policies classified as "modified endowments" if you surrender prior to your reaching age 59 1/2). (p.
41)

Exchange right: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance. (p. 42)

Optional insurance benefits -- You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider. (p. 42)

Payment of policy proceeds: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 43)

Federal taxes: The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your initial investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, maturity, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 45)

Loads, Fees and Charges

Policy charges compensate IDS Life for:

o    providing the insurance benefits of the policy;

o    issuing the policy;

o    administering the policy;

o    assuming certain risks in connection with the policy; and

o    distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

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4   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

FUND EXPENSES
The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                     Management       12b-1          Other
                                                                        fees          fees         expenses         Total
AXP(R) Variable Portfolio --
      Blue Chip Advantage Fund                                             .54%           .13%          .11%          .78%(1)
      Bond Fund                                                            .60            .13           .07           .80(2)
      Capital Resource Fund                                                .61            .13           .04           .78(2)
      Cash Management Fund                                                 .51            .13           .04           .68(2)
      Diversified Equity Income Fund                                       .55            .13           .23           .91(1)
      Emerging Markets Fund                                               1.16            .13           .46          1.75(1)
      Equity Select Fund                                                   .64            .13           .33          1.10(1)
      Extra Income Fund                                                    .62            .13           .07           .82(2)
      Federal Income Fund                                                  .61            .13           .10           .84(1)
      Global Bond Fund                                                     .84            .13           .10          1.07(2)
      Growth Fund                                                          .62            .13           .15           .90(1)
      International Fund                                                   .83            .13           .08          1.04(2)
      Managed Fund                                                         .59            .13           .04           .76(2)
      New Dimensions Fund(R)                                               .60            .13           .06           .79(2)
      Partners Small Cap Value Fund                                       1.02            .13           .35          1.50(1)
      S&P 500 Index Fund                                                   .29            .13           .07           .49(1)
      Small Cap Advantage Fund                                             .73            .13           .30          1.16(1)
      Stock Fund                                                           .56            .13           .41          1.10(1)
      Strategy Aggressive Fund                                             .60            .13           .05           .78(2)
AIM V.I.
      Capital Appreciation Fund, Series II Shares                          .61            .25           .23          1.09(3)
      Capital Development Fund, Series II Shares                           .75            .25           .43          1.43(3)
Alliance VP
      AllianceBernstein International Value Portfolio (Class B)             --            .25           .95          1.20(4)
      Growth and Income Portfolio (Class B)                                .63            .25           .04           .92(5)
American Century(R) Variable Portfolios, Inc.
      VP International, Class II                                          1.19            .25            --          1.44(6),(7)
      VP Value, Class II                                                   .86            .25            --          1.11(6),(8)
Calvert Variable Series, Inc.
      Social Balanced Portfolio                                            .70             --           .17           .87(9)
Evergreen VA
      Capital Growth Fund, Class L Shares                                  .80            .25           .08          1.13(10)
Fidelity(R) VIP
      Growth & Income Portfolio Service Class 2                            .48            .25           .11           .84(11)
      Mid Cap Portfolio Service Class 2                                    .58            .25           .11           .94(11)
      Overseas Portfolio Service Class 2                                   .73            .25           .20          1.18(11)
FTVIPT
      Franklin Real Estate Fund -- Class 2                                 .56            .25           .03           .84(12),(13)
      Franklin Small Cap Value Securities Fund -- Class 2                  .57            .25           .20          1.02(13),(14)
      (previously FTVIPT Franklin Value Securities Fund -- Class 2)
      Mutual Shares Securities Fund -- Class 2                             .60            .25           .19          1.04(13)

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5   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Annual operating expenses of the funds (after fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)
(continued)

                                                                   Management       12b-1        Other
                                                                      fees          fees       expenses         Total
Goldman Sachs VIT
      CORE(SM) U.S. Equity Fund                                       .70%            --%          .11%          .81%(15)
      Mid Cap Value Fund                                              .80             --           .13           .93(15)
INVESCO VIF
      Dynamics Fund                                                   .75             --           .33          1.08(16)
      Financial Services Fund                                         .75             --           .32          1.07(16)
      Technology Fund                                                 .75             --           .32          1.07(16)
      Telecommunications Fund                                         .75             --           .34          1.09(16)
Janus Aspen Series
      Global Technology Portfolio: Service Shares                     .65            .25           .05           .95(17)
      International Growth Portfolio: Service Shares                  .65            .25           .06           .96(17)
Lazard Retirement Series
      International Equity Portfolio                                  .75            .25           .25          1.25(18)
MFS(R)
      Investors Growth Stock Series -- Service Class                  .75            .25           .17          1.17(19),(20)
      New Discovery Series -- Service Class                           .90            .25           .16          1.31(19),(20),(21)
      Utilities Series -- Service Class                               .75            .25           .18          1.18(19),(20)
Pioneer VCT
      Pioneer Equity Income VCT Portfolio -- Class II Shares          .65            .25           .12          1.02(5)
      Pioneer Europe VCT Portfolio -- Class II Shares                 .51            .25          2.46          3.22(22)
Putnam Variable Trust
      Putnam VT Health Sciences Fund -- Class IB Shares               .70            .25           .09          1.04(23)
      Putnam VT International Growth Fund -- Class IB Shares          .76            .25           .18          1.19(23)
      Putnam VT Vista Fund -- Class IB Shares                         .61            .25           .06           .92(23)
Strong Funds
      Strong Opportunity Fund II -- Advisor Class                     .75            .25           .54          1.54(24)
Wanger
      International Small Cap                                        1.24             --           .19          1.43(25)
      U.S. Smaller Companies                                          .94             --           .05           .99(25)
      (previously Wanger U.S. Small Cap)
Wells Fargo VT
      Asset Allocation Fund                                           .49            .25           .26          1.00(26)
      International Equity Fund                                        --            .25           .75          1.00(26)
      Small Cap Growth Fund                                           .63            .25           .32          1.20(26)

(1) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2001. Without fee waivers and expense reimbursements "Other expenses" and "Total" would be 0.29% and 0.96% for AXP(R) Variable Portfolio -- Blue Chip Advantage Fund, 0.49% and 1.17% for AXP(R) Variable Portfolio -- Diversified Equity Income Fund, 2.20% and 3.49% for AXP(R) Variable Portfolio -- Emerging Markets Fund, 2.22% and 2.99% for AXP(R) Variable Portfolio -- Equity Select Fund, 0.13% and 0.87% for AXP(R) Variable Portfolio -- Federal Income Fund, 0.16% and 0.91% for AXP(R) Variable Portfolio -- Growth Fund, 5.71% and 6.86% for AXP(R) Variable Portfolio -- Partners Small Cap Value Fund, 0.89% and 1.31% for AXP(R) Variable Portfolio -- S&P 500 Index Fund, 0.40% and 1.26% for AXP(R) Variable Portfolio -- Small Cap Advantage Fund and 10.67% and 11.36% for AXP(R) Variable Portfolio -- Stock Fund.

(2) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2001.

(3) The fund's expense figures are for the year ended Dec. 31, 2001 and are expressed as a percentage of Fund average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(4) From 5/1/01 through 4/30/02, Fund was capped at 1.20%. From 5/1/02 on, Fund will be capped at 1.45%. Absent such waiver, "Management fees," "Other expenses," and "Total" would be 1.00%, 8.06% and 9.31%.

(5) "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001.

(6)   Annualized operating expenses of funds at Dec. 31, 2001.

(7) Aug. 15, 2001 (commencement of sale) through Dec. 31, 2001. The fund has a stepped fee schedule. As a result, the fund's management fee generally decreases as fund assets increase.

(8) Aug. 15, 2001 (commencement of sale) through Dec. 31, 2001. The fund has a stepped fee schedule. As a result, the fund's management fee generally decreases as fund assets increase.

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6   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

(9) Management fees include an administrative fee paid by the Fund to Calvert Administrative Services Company, an affiliate of Calvert. "Other expenses" reflect an indirect fee resulting from the Portfolio's offset arrangement with the custodian bank whereby the custodian's and transfer agent's fees may be paid indirectly by credits earned on the portfolio's uninvested cash balances. These credits are used to reduce the Portfolio's expenses. Operating expenses before reductions for fees paid indirectly would be 0.88% for Social Balanced.

(10) The Total ratio of expenses to average net assets excludes expense reductions but includes fee waivers. From time to time, the Fund's investment advisory may, at its discretion, reduce or waive its fees or reimburse the Fund for certain of its expenses in order to reduce expense ratios. The Fund's investment advisory may cease these waivers or reimbursements at any time. Without 12b-1 fee waivers, "Other Expenses" and "Total" were 0.24% and 1.29% for Evergreen VA Capital Growth Fund, Class L Shares.

(11) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. These offsets may be discontinued at any time. See the accompanying fund prospectus for details.

(12) The Fund administration fee is paid indirectly through the management fee.

(13) The Fund's class 2 distribution plan or "rule 12b-1 plan" is described in the Fund's prospectus.

(14) The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Absent fee waivers and/or reimbursements. "Management Fees" and "Total" would have been 0.60% and 1.05% for Franklin Small Cap Value Securities Fund -- Class 2.

(15) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.70%, 0.12%, and 0.82% for CORE(SM) U.S. Equity Fund, and 0.80%, 0.14% and 0.94% for Mid Cap Value Fund. CORE(SM) U.S. Equity and Mid Cap Value Funds were under their respective expense caps of 0.20% and 0.25% in 2001. CORE(SM) is a service mark of Goldman, Sachs & Co.

(16) The Fund's actual Other Expenses and Total Annual Fund Operating Expenses were lower than the figures shown because its custodian fees were reduced under an expense offset arrangement.

(17) Expenses are based upon expenses for the fiscal year ended Dec. 31, 2001. For Global Technology Portfolio all expenses are shown without the effect of expense offset arrangements.

(18) Total annual expenses for the Lazard International Equity Portfolio have been reimbursed through Dec. 31, 2001 to the extent that they exceed in any fiscal year 1.25% of the Portfolios' average daily net assets. Absent fee waivers and/or reimbursements, "Other expenses" and "Total" expenses for the year ended Dec. 31, 2001 would have been 0.94% and 1.94% for International Equity Portfolio.

(19) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).

(20) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.15% for Investors Growth Stock Series, 1.30% for New Discovery Series and 1.17% for Utilities Series.

(21) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and "Total" would be 0.19% and 1.34% for New Discovery Series. These contractual fee arrangements will continue until at least May 1, 2003, unless changed with the consent of the board of trustees which oversees the series.

(22) The Portfolio's expense figures are based on actual expenses for the fiscal year ending Dec. 31, 2001 after management fee waiver and expense reimbursements. Absent this arrangement, "Management fees," "Other expenses" and "Total" would be 1.00%, 3.32% and 4.57% for Pioneer Europe VCT Portfolio.

(23) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.22% of average net assets.

(24) The fund has adopted a Rule 12b-1 distribution plan for the Advisor Class shares. Under the distribution plan, the fund may make monthly payments to the fund's distributor at the annual rate of 1.00% of the average daily net assets of the fund attributable to its Advisor Class shares. However, under the Distribution Agreement for the Advisor Class shares, payments to the fund's distributor under the distribution plan are currently limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to Advisor Class shares. Shareholder approval is required to increase the distribution fee from 0.25% to 1.00%. The 12b-1 payments may be made for distribution-related services and other services that are primarily intended to result in the sale of Advisor Class shares of the fund. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Advisor Class shares of the fund and may cost more than other types of sales charges. The fund's distributor has voluntarily agreed to waive a portion of the fees. Absent this waiver, "Total" expenses would be 1.55%.

(25) Figures in "Management fees," "12b-1 fees," "Other expenses," and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2001. Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. This commitment expires on Sept. 30, 2002.

(26) Amounts are based on estimated expenses for 2002. The advisor has contractually undertaken to waive its fee and to reimburse the funds for certain expenses. Without such an arrangement the "Management fees," and "Total" would be 0.55% and 1.06% for Wells Fargo VT Asset Allocation Fund, 0.75% and 3.40% for Wells Fargo VT International Equity Fund and 0.75% and 1.32% for Wells Fargo VT Small Cap Growth Fund.

IDS Life has entered into certain arrangements under which it is compensated by the funds' advisers and/or distributors for the administrative services it provides to these funds.

PREMIUM EXPENSE CHARGE
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 5% of each premium payment. It partially compensates IDS Life for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender Charge," below also may partially compensate these expenses.) It also compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

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7   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

MONTHLY DEDUCTION
On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1.   the cost of insurance for the policy month;

2.   the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:

o you do not specify the accounts from which you want us to take the monthly deduction, or

o the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect. (See "No Lapse Guarantee;" also "Grace Period" and "Reinstatement.")

Components of the monthly deduction:
1. Cost of Insurance: primarily, the cost of providing the death benefit under your policy. It depends on:

o    the amount of the death benefit;

o    the policy value; and

o    the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [a x (b -- c)] + d where:

(a) is the monthly cost of insurance rate based on the insured's insurance age, duration, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

We set the rates based on our expectations as to future mortality experience. We reserve the right to change rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

(b) is the death benefit on the monthly date divided by 1.0032737 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

(c) is the policy value on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.

(d) is any flat extra insurance charges we assess as a result of special underwriting considerations.

2. Policy fee: $7.50 per month for initial specified amounts below $250,000 and $0 per month for initial specified amounts of $250,000 and above for VUL IV only. $0 per month for VUL IV -- ES. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month for either policy.

3. Optional insurance benefit charges: charges for any optional benefits you add to the policy by rider. (See "Optional Insurance
Benefits.")

Note for Montana residents: Please disregard all policy provisions in this prospectus that are based on the sex of the insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with an 80% male, 20% female blend of the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.

SURRENDER CHARGE
If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

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8   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of ten policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. We will show the additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the tenth year following the increase.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

           Lapse or surrender
          at beginning of year      Surrender charge
                   1                   $901.00
                   2                    901.00
                   3                    901.00
                   4                    901.00
                   5                    901.00
                   6                    901.00
                   7                    720.80
                   8                    540.60
                   9                    360.40
                  10                    180.20
                  11                      0.00

From the beginning of year six to the end of year ten, the amounts shown decrease on a monthly basis.

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $44.25 multiplied by 5,000 or $221,250.

Maximum Surrender Charges (Rate per Thousand of Initial Specified Amount)

                                                  Standard        Standard
Age                                                 male           female
  0                                                $5.44            $5.13
  1                                                 5.40             5.11
  2                                                 5.45             5.14
  3                                                 5.50             5.18
  4                                                 5.55             5.22
  5                                                 5.61             5.27
  6                                                 5.67             5.31
  7                                                 5.73             5.36
  8                                                 5.81             5.42
  9                                                 5.88             5.47
 10                                                 5.96             5.53
 11                                                 6.05             5.60
 12                                                 6.14             5.66
 13                                                 6.23             5.73
 14                                                 6.33             5.81
 15                                                 6.43             5.88
 16                                                 6.52             5.96
 17                                                 6.62             6.04
 18                                                 6.72             6.13
 19                                                 6.82             6.22

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9   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
    UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Maximum Surrender Charges (Rate per Thousand of Initial Specified Amount) (continued)

                    Nonsmoker     Standard       Nonsmoker     Standard
Age                   male          male          female        female
20                  $ 6.61         $ 7.47        $ 6.19         $ 6.61
21                    6.70           7.60          6.29           6.72
22                    6.81           7.74          6.38           6.84
23                    6.92           7.89          6.48           6.97
24                    7.04           8.05          6.59           7.10
25                    7.16           8.22          6.71           7.24
26                    7.30           8.41          6.83           7.39
27                    7.45           8.61          6.95           7.54
28                    7.60           8.82          7.09           7.70
29                    7.77           9.05          7.23           7.88
30                    7.94           9.29          7.38           8.06
31                    8.13           9.55          7.54           8.25
32                    8.33           9.83          7.70           8.46
33                    8.54          10.12          7.88           8.67
34                    8.77          10.44          8.07           8.90
35                    9.01          10.77          8.26           9.14
36                    9.26          11.12          8.47           9.39
37                    9.53          11.49          8.69           9.66
38                    9.81          11.88          8.92           9.94
39                   10.11          12.30          9.16          10.23
40                   10.42          12.74          9.42          10.54
41                   10.76          13.20          9.69          10.86
42                   11.12          13.69          9.97          11.19
43                   11.49          14.21         10.27          11.54
44                   11.89          14.75         10.58          11.91
45                   12.32          15.33         10.91          12.30
46                   12.77          15.94         11.26          12.70
47                   13.25          16.58         11.63          13.13
48                   13.75          17.26         12.02          13.58
49                   14.30          17.99         12.44          14.05
50                   14.87          18.75         12.88          14.55
51                   15.49          19.57         13.35          15.08
52                   16.15          20.44         13.84          15.64
53                   16.85          21.35         14.37          16.23
54                   17.60          22.32         14.93          16.85
55                   18.39          23.35         15.52          17.51
56                   19.24          24.43         16.15          18.20
57                   20.15          25.58         16.83          18.94
58                   21.11          26.79         17.55          19.73
59                   22.15          28.08         18.32          20.58
60                   23.26          29.46         19.16          21.49
61                   24.45          30.93         20.06          22.48
62                   25.72          32.50         21.03          23.54
63                   27.09          34.16         22.08          24.68
64                   28.55          35.92         23.20          25.90

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10   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Maximum Surrender Charges (Rate per Thousand of Initial Specified Amount) (continued)
                     Nonsmoker     Standard       Nonsmoker     Standard
Age                    male          male          female        female
65                   $30.11         $37.78        $24.40         $27.19
66                    31.78          39.74         25.69          28.57
67                    33.57          41.81         27.07          30.04
68                    35.50          44.02         28.56          31.63
69                    37.57          46.37         30.19          33.35
70                    39.81          47.51         31.97          35.23
71                    42.23          47.51         33.91          37.29
72                    44.78          47.51         36.03          39.54
73                    45.48          47.51         38.34          41.98
74                    45.48          47.51         40.85          44.10
75                    45.48          47.51         43.06          44.25
76                    45.48          47.51         43.32          44.25
77                    45.48          47.51         43.32          44.25
78                    45.48          47.51         43.32          44.25
79                    45.48          47.51         43.32          44.25
80                    45.48          47.51         43.32          44.25
81                    45.48          47.51         43.32          44.25
82                    45.48          47.51         43.32          44.25
83                    45.48          47.51         43.32          44.25
84                    45.48          47.51         43.32          44.25
85                    45.48          47.51         43.32          44.25

PARTIAL SURRENDER CHARGE
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE
This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts for the first 10 policy years. For years 11-20 this charge equals 0.45% for VUL IV and 0.30% for VUL IV -- ES. For years 21 and after, this charge equals 0.30% for VUL IV and 0.20% for VUL IV -- ES. We reserve the right to charge up to 0.9% for all policy years. Computed daily, the charge compensates IDS Life for:

o Mortality risk -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

o Expense risk -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. IDS Life will make up any further deficit from its general assets.

TRANSFER CHARGE
We reserve the right to limit transfers by mail or telephone to five per policy year. If we allow more than five transfers by mail or telephone per policy year, we also reserve the right to assess a fee for each transfer in excess of five made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

OPTIONAL INSURANCE BENEFITS
The charge for additional insurance benefits added by rider will be specified in the policy or in a supplement to the policy.

OTHER INFORMATION ON CHARGES
IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

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11   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Purchasing Your Policy

APPLICATION
To apply for coverage, complete an application and send it with your premium payment to IDS Life home office. In your application, you:

o    select a specified amount of insurance;

o    select a death benefit option;

o    designate a beneficiary; and

o state how premiums are to be allocated among the fixed account and/or the subaccounts.

Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

Age limit: IDS Life generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

Risk classification: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges" and "Optional Insurance Benefits.")

Other conditions: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

Incontestability: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the truth of statements or representations in your application.

RIGHT TO EXAMINE POLICY
You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life's home office or your financial advisor with a written request for cancellation:

o by the 10th day after you receive it (15th day in Colorado, 20th day in Idaho and North Dakota).

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS
Payment of premiums: In applying for your policy, you decide how much you intend to pay and how often you will make payments. During the first several policy years until the policy value is sufficient to cover the surrender charge, IDS Life requires that you pay the minimum initial premiums in effect in order to keep the policy in force.

You may schedule payments annually, semiannually or quarterly. (IDS Life must approve payment at any other interval.) We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the no lapse guarantee in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

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12   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Allocation of premiums: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

Keeping The Policy in Force

NO LAPSE GUARANTEE
A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. This feature is sometimes referred to as a death benefit guarantee. Each policy has the following two NLG options:

     NO LAPSE GUARANTEE TO AGE 70 (NLG-70)
     This option guarantees the policy will not lapse before the insured's attained insurance age 70 (or 10 years, if later).

     The NLG-70 will remain in effect as long as:

     o      the sum of premiums paid; minus

     o      partial surrenders; minus

     o      outstanding indebtedness; equals or exceeds

     o      the NLG-70 premiums due since the policy date.

     The NLG-70 premium is shown in the policy.

     If, on a monthly date, you have not paid enough premiums to keep the NLG-70 in effect, the NLG-70 will terminate. Your policy will also lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-70 may be reinstated within two years of its termination if the policy is in force.

     NO LAPSE GUARANTEE TO AGE 100 (NLG-100)
     This option guarantees the policy will not lapse before the insured's attained insurance age 100.

     The NLG-100 will remain in effect as long as:

     o      the sum of premiums paid; minus

     o      partial surrenders; minus

     o      outstanding indebtedness; equals or exceeds

     o      the NLG-100 premiums due since the policy date.

     The NLG-100 premium is shown in the policy.

     If, on a monthly date, you have not paid enough premiums to keep the NLG-100 in effect, the NLG-100 will terminate. If you have paid the sufficient premiums, the NLG-70 will be in effect. If the NLG-70 and the NLG-100 are not in effect, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction and the minimum initial premium period is not in effect. The NLG-100 may be reinstated within two years of its termination if the policy is in force.

MINIMUM INITIAL PREMIUM PERIOD
To allow you to purchase this policy for the lowest premium possible, you may choose to pay only the minimum initial premium during the minimum initial premium period as long as the policy value minus indebtedness equals or exceeds the monthly deduction. The policy will not enter the grace period during the minimum initial period as shown in your policy under "Policy Data," if:

1. on a monthly date, the policy value minus indebtedness equals or exceeds the monthly deduction for the policy month following such monthly date; and

2. the sum of all premiums paid, minus any partial surrenders, and minus any indebtedness equals or exceeds the minimum initial premium, as shown in your policy under "Policy Data," times the number of months since the policy date, including the current month.

The minimum initial period is five years.

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13   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

GRACE PERIOD
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and neither of the NLG options nor the minimum initial premium period is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT
Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:

o    a written request;

o evidence satisfactory to IDS Life that the insured remains insurable;

o    payment of the required reinstatement premium; and

o    payment or reinstatement of any indebtedness.

The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (See "Proceeds Payable Upon Death") will apply from the effective date of reinstatement (except in Georgia, Nebraska, Oklahoma, Pennsylvania, South Carolina, Tennessee, Utah and Virginia). Surrender charges will also be reinstated.

The Variable Account

We established the variable account on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

--------------------------------------------------------------------------------
14 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

The Funds

You can direct your premiums and transfers to any or all of the subaccounts of the variable account that invest in shares of the following funds:

--------------- ----------------------------- ------------------------------------------- ---------------------------------------
 Subaccount     Investing In                  Investment Objectives and Policies          Investment Adviser or Manager
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FBC             AXP(R) Variable Portfolio     Objective: long-term total return           IDS Life, investment manager; AEFC,
                --  Blue Chip Advantage Fund  exceeding that of the U.S. stock market.    investment adviser.
                                              Invests primarily in blue chip
                                              stocks. Blue chip stocks are
                                              issued by companies with a market
                                              capitalization of at least $1
                                              billion, an established
                                              management, a history of
                                              consistent earnings and a leading
                                              position within their respective
                                              industries.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FBD             AXP(R) Variable Portfolio     Objective: high level of current income     IDS Life, investment manager;  AEFC,
                -- Bond Fund                  while conserving the value of the           investment adviser.
                                              investment and continuing a high
                                              level of income for the longest
                                              time period. Invests primarily in
                                              bonds and other debt obligations.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FCR             AXP(R) Variable Portfolio     Objective: capital appreciation. Invests    IDS Life, investment manager;  AEFC,
                -- Capital Resource Fund      primarily in U.S. common stocks and other   investment adviser.
                                              securities convertible into common stocks.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FCM             AXP(R) Variable Portfolio     Objective: maximum current income           IDS Life, investment manager;  AEFC,
                --  Cash Management Fund      consistent with liquidity and stability     investment adviser.
                                              of principal. Invests primarily in money
                                              market securities.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FDE             AXP(R) Variable Portfolio     Objective: a high level of current income   IDS Life, investment manager;  AEFC,
                -- Diversified Equity         and, as a secondary goal, steady growth     investment adviser.
                Income Fund                   of capital. Invests primarily in
                                              dividend-paying common and preferred
                                              stocks.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FEM             AXP(R) Variable Portfolio     Objective: long-term capital growth.        IDS Life, investment manager; AEFC,
                -- Emerging Markets Fund      Invests primarily in equity securities of   investment adviser; American Express
                                              companies in emerging market countries.     Asset Management International,
                                                                                          Inc.,  a wholly-owned subsidiary of
                                                                                          AEFC, is the sub-adviser.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FES             AXP(R) Variable Portfolio     Objective: growth of capital. Invests       IDS Life, investment manager; AEFC,
                -- Equity Select Fund         primarily in equity securities of           investment adviser.
                                              medium-sized companies.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FEX             AXP(R) Variable Portfolio     Objective: high current income, with        IDS Life, investment manager; AEFC,
                -- Extra Income Fund          capital growth as a secondary objective.    investment adviser.
                                              Invests primarily in high-yielding,
                                              high-risk corporate bonds (junk bonds)
                                              issued by U.S. and foreign companies and
                                              governments.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FFI             AXP(R) Variable Portfolio     Objective: a high level of current income   IDS Life, investment manager; AEFC,
                -- Federal Income Fund        and safety of principal consistent with     investment adviser.
                                              an investment in U.S. government and
                                              government agency securities. Invests
                                              primarily in debt obligations issued or
                                              guaranteed as to principal and interest
                                              by the U.S. government, its agencies or
                                              instrumentalities.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------
FGB             AXP(R) Variable Portfolio     Objective: high total return through        IDS Life, investment manager; AEFC,
                -- Global Bond Fund           income and growth of capital.               investment adviser.
                                              Non-diversified fund that invests
                                              primarily in debt obligations of U.S. and
                                              foreign issuers.
--------------- ----------------------------- ------------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
15 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

---------------- ---------------------------- ------------------------------------------- ---------------------------------------
 Subaccount      Investing In                 Investment Objectives and Policies          Investment Adviser or Manager
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FGR              AXP(R) Variable Portfolio    Objective: long-term capital growth.        IDS Life, investment manager; AEFC,
                 -- Growth Fund               Invests primarily in common stocks and      investment adviser.
                                              securities convertible into common
                                              stocks that appear to offer growth
                                              opportunities.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FIE              AXP(R) Variable Portfolio    Objective: capital appreciation. Invests    IDS Life, investment manager; AEFC,
                 -- International Fund        primarily in common stocks or convertible   investment adviser.  American Express
                                              securities of foreign issuers that offer    Asset Management International, Inc.,
                                              strong growth potential.                    a wholly-owned subsidiary of AEFC,
                                                                                          is the sub-adviser.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FMF              AXP(R) Variable Portfolio    Objective: maximum total investment         IDS Life, investment manager; AEFC,
                 -- Managed Fund              return through a combination of capital     investment adviser.
                                              growth and current income. Invests
                                              primarily in a combination of
                                              common and preferred stocks,
                                              convertible securities, bonds and
                                              other debt securities.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FND              AXP(R) Variable Portfolio    Objective: long-term growth of capital.     IDS Life, investment manager; AEFC,
                 --  New Dimensions Fund(R)   Invests primarily in common stocks          investment adviser.
                                              showing potential for significant growth.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

FPS              AXP(R) Variable Portfolio    Objective: long term capital                IDS Life, investment manager; AEFC,
                 -- Partners Small Cap        appreciation.  Non-diversified fund that    investment adviser;  Royce &
                 Value Fund                   invests primarily in equity securities.     Associates, LLC, Third Avenue
                                                                                          Management LLC and National City
                                                                                          Investment Management Company,
                                                                                          sub-advisers.

---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FIV              AXP(R) Variable Portfolio    Objective: long-term capital                IDS Life, investment manager; AEFC,
                 --  S&P 500 Index Fund       appreciation.  Non-diversified fund that    investment adviser.
                                              invests primarily in securities
                                              that are expected to provide
                                              investment results that correspond
                                              to the performance of the S&P 500
                                              Index.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FSM              AXP(R) Variable Portfolio    Objective: long-term capital growth.        IDS Life, investment manager;  AEFC,
                 -- Small Cap Advantage Fund  Invests primarily in equity stocks of       investment adviser;  Kenwood Capital
                                              small companies that are often included     Management LLC, sub-adviser.
                                              in the Russell 2000 Index and/or have
                                              market capitalization under  $2 billion.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FST              AXP(R) Variable Portfolio    Objective: current income and growth of     IDS Life, investment manager; AEFC,
                 -- Stock Fund                capital. Invests primarily in common        investment adviser.
                                              stocks and securities convertible into
                                              common stock.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FSA              AXP(R) Variable Portfolio    Objective: capital appreciation. Invests    IDS Life, investment manager; AEFC,
                 -- Strategy Aggressive Fund  primarily in equity securities of growth    investment adviser.
                                              companies.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FAC              AIM V.I. Capital             Objective: growth of capital. Invests       A I M Advisors, Inc.
                 Appreciation Fund, Series    principally in common stocks of companies
                 II Shares                    likely to benefit from new or innovative
                                              products, services or processes as
                                              well as those with above-average
                                              long-term growth and excellent
                                              prospects for future growth.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FAD              AIM V.I. Capital             Objective: long term growth of capital.     A I M Advisors, Inc.
                 Development Fund,  Series    Invests primarily in securities
                 II Shares                    (including common stocks, convertible
                                              securities and bonds) of small- and
                                              medium-sized companies.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
16 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

---------------- ---------------------------- ------------------------------------------- ---------------------------------------
Subaccount       Investing In                 Investment Objectives and Policies          Investment Adviser or Manager
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FAB              Alliance VP                  Objective: long-term growth of capital.     Alliance Capital  Management, L.P.
                 AllianceBernstein            Invests primarily in a diversified
                 International Value          portfolio of foreign equity securities.
                 Portfolio (Class B)
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FAL              Alliance VP Growth and       Objective: reasonable current income and    Alliance Capital  Management, L.P.
                 Income Portfolio (Class B)   reasonable appreciation. Invests
                                              primarily in dividend-paying common
                                              stocks of good quality.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FAI              American Century(R) VP       Objective: long term capital growth.        American Century Investment
                 International, Class II      Invests primarily in stocks of growing      Management, Inc.
                                              foreign companies in developed countries.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FAV              American Century(R) VP       Objective: long-term capital growth, with   American Century Investment
                 Value, Class II              income as a secondary objective. Invests    Management, Inc.
                                              primarily in stocks of companies that
                                              management believes to be undervalued at
                                              the time of purchase.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FSB              Calvert Variable Series,     Objective: income and capital growth.       Calvert Asset Management Company,
                 Inc. Social Balanced         Invests primarily in stocks, bonds and      Inc. (CAMCO), investment adviser.
                 Portfolio                    money market instruments which offer        SSgA Funds Management, Inc. and Brown
                                              income and capital growth opportunity and   Capital Management are the investment
                                              which satisfy the investment and social     subadvisers.
                                              criteria.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FCG              Evergreen VA Capital         Objective: long-term capital growth. The    Evergreen Investment Management
                 Growth Fund, Class L Shares  fund seeks to achieve its goal by           Company, LLC. Pilgrim Baxter Value
                                              investing primarily in common stocks of     Investors, Inc. is the sub-investment
                                              large U.S. companies, which the portfolio   adviser.
                                              managers believe have  the potential for
                                              capital growth over the intermediate- and
                                              long-term.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FFG              Fidelity(R) VIP Growth &     Strategy: high total return through a       Fidelity Management & Research
                 Income Portfolio Service     combination of current income and capital   Company (FMR), investment manager;
                 Class 2                      appreciation. Normally invests a majority   FMR U.K. and FMR Far East,
                                              of assets in common stocks with a focus     sub-investment advisers.
                                              on those that pay current dividends and
                                              show potential for capital appreciation.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FFM              Fidelity(R) VIP Mid Cap      Strategy: long-term growth of capital.      FMR, investment manager;  FMR U.K.
                 Portfolio Service Class 2    Normally invests at least 80% of assets     and FMR Far East,  sub-investment
                                              in companies with medium market             advisers.
                                              capitalization common stocks.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FFO              Fidelity(R) VIP Overseas     Strategy: long-term growth of capital.      FMR, investment manager;  FMR U.K.,
                 Portfolio Service Class 2    Invests primarily in common stocks of       FMR Far East,  Fidelity International
                                              foreign securities.                         Investment Advisors (FIIA) and FIIA
                                                                                          U.K.,  sub-investment advisers.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FRE              FTVIPT Franklin Real         Objective: capital appreciation with a      Franklin Advisers, Inc.
                 Estate Fund -- Class 2       secondary goal to earn current income.
                                              Invests at least 80% of its net
                                              assets in investments of companies
                                              operating in the real estate
                                              industry. The Fund invests
                                              primarily in equity real estate
                                              investment trusts (REITs).
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
17 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

---------------- ---------------------------- ------------------------------------------- ---------------------------------------
Subaccount       Investing In                 Investment Objectives and Policies          Investment Adviser or Manager
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FSV              FTVIPT Franklin Small Cap    Objective: long-term total return.          Franklin Advisory Services, LLC
                 Value Securities Fund --     Invests at least 80% of its net assets in
                 Class 2 (previously FTVIPT   investments of small capitalization
                 Franklin Value Securities    companies. For this Fund, small
                 Fund -- Class 2)             capitalization companies are those that
                                              have a market cap not exceeding
                                              $2.5 billion, at the time of
                                              purchase. Invests primarily in
                                              equity securities of companies
                                              manager believes are selling
                                              substantially below the underlying
                                              value of their assets or their
                                              private market value.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FMS              FTVIPT Mutual Shares         Objective: capital appreciation with        Franklin Mutual Advisers, LLC
                 Securities Fund -- Class 2   income as a secondary goal. Invests
                                              primarily in equity securities of
                                              companies that the manager
                                              believes are available at market
                                              prices less than their value based
                                              on certain recognized or objective
                                              criteria (intrinsic value).
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FUE              Goldman Sachs VIT CORE(SM)   Objective: seeks long-term growth of        Goldman Sachs Asset Management
                 U.S. Equity Fund             capital and dividend income. Invests,
                                              under normal circumstances, at
                                              least 90% of its total assets (not
                                              including securities lending
                                              collateral and any investment of
                                              that collateral) measured at time
                                              of purchase, in a broadly
                                              diversified portfolio of large-cap
                                              and blue chip equity investments
                                              representing all major sectors of
                                              the U.S. economy.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FMC              Goldman Sachs VIT  Mid Cap   Objective: seeks long-term capital          Goldman Sachs Asset Management
                 Value Fund                   appreciation. Invests, under normal
                                              circumstances, at least 80% of its
                                              net assets plus any borrowing for
                                              investment purposes (measured at
                                              time of purchase) in a diversified
                                              portfolio of equity investments in
                                              mid-capitalization issuers within
                                              the range of the market
                                              capitalization of companies
                                              constituting the Russell Midcap
                                              Value index at the time of
                                              investment.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FID              INVESCO VIF --  Dynamics     Objective: long-term growth of capital.     INVESCO Funds Group, Inc.
                 Fund                         Invests primarily in common stocks of
                                              mid-sized companies -- companies
                                              included in the Russell Mid-Cap
                                              Growth Index at the time of
                                              purchase, or if not included in
                                              that Index, those with market
                                              capitalizations between $2.5
                                              billion and $15 billion at the
                                              time of purchase. The Fund also
                                              has the flexibility to invest in
                                              other types of securities,
                                              including preferred stocks,
                                              convertible securities and bonds.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
18 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

---------------- ---------------------------- ------------------------------------------- ---------------------------------------
Subaccount       Investing In                 Investment Objectives and Policies          Investment Adviser or Manager
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FFS              INVESCO VIF -- Financial     Objective: long-term growth of capital.     INVESCO Funds Group, Inc.
                 Services Fund                Aggressively managed. Invests at least
                                              80% of its assets in the equity
                                              securities and equity-related
                                              instruments of companies involved
                                              in the financial services sector.
                                              These companies include but are
                                              not limited to, banks, insurance
                                              companies, and investment and
                                              miscellaneous industries (asset
                                              managers, brokerage firms,
                                              government-sponsored agencies and
                                              suppliers to financial services
                                              companies).
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FTC              INVESCO VIF --  Technology   Objective: long-term growth of capital.     INVESCO Funds Group, Inc.
                 Fund                         The Fund is aggressively managed. Invests
                                              at least 80% of its assets in
                                              equity securities and
                                              equity-related instruments of
                                              companies engaged in
                                              technology-related industries.
                                              These include, but are not limited
                                              to, applied technology,
                                              biotechnology, communications,
                                              computers, electronics, Internet,
                                              IT services and consulting,
                                              software, telecommunications
                                              equipment and services, IT
                                              infrastructure, and networking
                                              companies. Many of these products
                                              and services are subject to rapid
                                              obsolescence, which may lower the
                                              market value of securities of the
                                              companies in this sector.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FTL              INVESCO VIF --               Objective: long-term growth of capital.     INVESCO Funds Group, Inc.
                 Telecommunications Fund      Current income is a secondary objective.
                                              The Fund is aggressively managed.
                                              Invests at least 80% of its assets
                                              in equity securities and
                                              equity-related instruments, of
                                              companies involved in the design,
                                              development manufacture,
                                              distribution or sale of
                                              communications services and
                                              equipment, and companies that are
                                              involved in supplying equipment or
                                              services to such companies. The
                                              telecommunications sector includes
                                              companies that offer telephone
                                              services, wireless communications,
                                              satellite communications,
                                              television and movie programming,
                                              broadcasting and Internet access.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FGT              Janus Aspen Series Global    Objective: long-term growth of capital.     Janus Capital
                 Technology Portfolio:        Non-diversified mutual fund that invests,
                 Service Shares               under normal circumstances, at least 80%
                                              of its net assets in securities of
                                              companies that the portfolio
                                              manager believes will benefit
                                              significantly from advances or
                                              improvements in technology. It
                                              implements this policy by
                                              investing primarily in equity
                                              securities of U.S. and foreign
                                              companies selected for their
                                              growth potential.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
19 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

---------------- ---------------------------- ------------------------------------------- ---------------------------------------
Subaccount       Investing In                 Investment Objectives and Policies          Investment Adviser or Manager
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FIG              Janus Aspen Series           Objective: long-term growth of capital.     Janus Capital
                 International Growth         Invests, under normal circumstances, at
                 Portfolio: Service Shares    least 80% of its net assets in securities
                                              of issuers from at least five
                                              different countries, excluding the
                                              United States. Although the
                                              Portfolio intends to invest
                                              substantially all of its assets in
                                              issuers located outside the United
                                              States, it may at times invest in
                                              U.S. issuers and it may at times
                                              invest all of its assets in fewer
                                              than five countries or even a
                                              single country.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FIP              Lazard Retirement            Objective: long-term capital                Lazard Asset Management
                 International Equity         appreciation. Invests primarily in equity
                 Portfolio                    securities, principally common stocks of
                                              relatively large non-U.S.
                                              companies with market
                                              capitalizations in the range of
                                              the Morgan Stanley Capital
                                              International (MSCI) Europe,
                                              Australia and Far East (EAFE(R))
                                              Index that the Investment Manager
                                              believes are undervalued based on
                                              their earnings, cash flow or asset
                                              values.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FGW              MFS(R) Investors Growth      Objective: long-term growth of capital      MFS Investment Management(R)
                 Stock Series -- Service      and future income. Invests at least 80%
                 Class                        of its total assets in common stocks and
                                              related securities of companies
                                              which MFS believes offer better
                                              than average prospects for
                                              long-term growth.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FDS              MFS(R) New Discovery         Objective: capital appreciation. Invests    MFS Investment Management(R)
                 Series -- Service Class      primarily in equity securities of
                                              emerging growth companies.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FUT              MFS(R) Utilities Series --   Objective: capital growth and current       MFS Investment Management(R)
                 Service Class                income. Invests primarily in equity and
                                              debt securities  of domestic and foreign
                                              companies in the  utilities industry.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FPE              Pioneer Equity Income VCT    Objective: current income and long-term     Pioneer Investment Management, Inc.
                 Portfolio -- Class II        growth of capital from a portfolio
                 Shares                       consisting primarily of income producing
                                              equity securities of U.S.
                                              corporations. Invests primarily in
                                              common stocks, preferred stocks
                                              and interests in real estate
                                              investment trusts (REITs).
                                              Normally, the portfolio invests at
                                              least 80% of its total assets in
                                              income producing equity
                                              securities. The remainder of the
                                              portfolio may be invested in debt
                                              securities, most of which are
                                              expected to be convertible into
                                              common stocks.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
20 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

---------------- ---------------------------- ------------------------------------------- ---------------------------------------
Subaccount       Investing In                 Investment Objectives and Policies          Investment Adviser or Manager
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FEU              Pioneer Europe VCT           Objective: long-term growth of capital.     Pioneer Investment Management, Inc.
                 Portfolio -- Class II        Invests primarily in equity securities of
                 Shares                       European issuers including common stocks,
                                              preferred stocks, rights,
                                              depositary receipts, warrants and
                                              debt securities convertible into
                                              common stock. Normally, the
                                              portfolio invests 80% of its total
                                              assets in equity securities of
                                              European issuers. The portfolio
                                              may also purchase forward foreign
                                              currency contracts in connection
                                              with its investments.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FHS              Putnam VT Health Sciences    Objective: capital appreciation. The fund   Putnam Investment  Management, LLC
                 Fund -- Class IB Shares      seeks its goal by investing at least 80%
                                              of its net assets in common stocks of
                                              U.S. companies in the health sciences
                                              industries, with a focus on growth stocks.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FPI              Putnam VT International      Objective: capital appreciation. The fund   Putnam Investment  Management, LLC
                 Growth Fund --  Class IB     seeks its goal by investing mainly in
                 Shares                       common stocks of companies outside the
                                              United States.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FVS              Putnam VT Vista Fund --      Objective: capital appreciation. The fund   Putnam Investment Management, LLC
                 Class IB Shares               seeks its goal by investing mainly in
                                              common stocks of U.S. companies with a
                                              focus on  growth stocks.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FSO              Strong Opportunity Fund II   Objective: seeks capital growth. Invests    Strong Capital Management, Inc.
                 -- Advisor Class             primarily in common stocks of medium
                                              capitalization companies that the
                                              Fund's managers believe are
                                              underpriced, yet have attractive
                                              growth prospects.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FIC              Wanger International         Objective: long-term growth of capital.     Liberty Wanger Asset  Management, L.P.
                 Small Cap                    Invests primarily in stocks of small- and
                                              medium-size non-U.S. companies with
                                              capitalizations of less than $2 billion.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FSP              Wanger U.S. Smaller          Objective: long-term growth of capital.     Liberty Wanger Asset  Management, L.P.
                 Companies (previously        Invests primarily in stocks of small- and
                 Wanger U.S. Small Cap)       medium-size U.S. companies with
                                              capitalizations of less  than $5 billion.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

FAA              Wells Fargo VT Asset         Objective: long-term total return,          Wells Fargo Funds Management, LLC,
                 Allocation Fund              consistent with reasonable risk. Invests    adviser; Wells Capital Management
                                              primarily in the securities of various      Incorporated,  sub-adviser.
                                              indexes to replicate the total return of
                                              the index. We use an asset allocation
                                              model to allocate and reallocate assets
                                              among common stocks (S&P 500 Index), U.S.
                                              Treasury bonds (Lehman Brothers
                                              20+ Treasury Index) and money
                                              market instruments, operating from
                                              a target allocation of 60% stocks
                                              and 40% bonds.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

--------------------------------------------------------------------------------
21 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

---------------- ---------------------------- ------------------------------------------- ---------------------------------------
 Subaccount      Investing In                 Investment Objectives and Policies          Investment Adviser or Manager
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FWI              Wells Fargo VT               Objective: total return with an emphasis    Wells Fargo Funds Management, LLC,
                 International  Equity Fund   on capital appreciation over the            adviser; Wells Capital Management
                                              long-term. Invests primarily in equity      Incorporated,  sub-adviser.
                                              securities of non-U.S. companies.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------
FWS              Wells Fargo VT Small Cap     Objective: long-term capital                Wells Fargo Funds Management, LLC,
                 Growth Fund                  appreciation. Invests primarily in common   adviser; Wells Capital Management
                                              stocks issued by companies whose market     Incorporated,  sub-adviser.
                                              capitalization falls within the range of
                                              the Russell 2000 Index, which is
                                              considered a small capitalization index.
---------------- ---------------------------- ------------------------------------------- ---------------------------------------

FUND OBJECTIVES
A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly-traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.

The investment managers and advisers cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

Diversification: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

--------------------------------------------------------------------------------
22 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Rates of Return of the Funds and Subaccounts

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."

Rates of return of the funds: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been significantly lower. Past performance does not guarantee future results.

Average Annual Total Return for Period ending Dec. 31, 2001
                                                                                                                 10 years or since
Fund                                                                              1 year     3 years   5 years      commencement
AXP(R) Variable Portfolio -
    Blue Chip Advantage Fund (9/99)(1)                                           (16.49%)        --%        --%         (6.91%)
    Bond Fund (10/81)(1)                                                           7.67        4.90       4.98           7.21
    Capital Resource Fund (10/81)(1)                                             (18.11)      (5.78)      5.20           6.81
    Cash Management Fund (10/81)(1)
    (1.64% Simple, 1.65% Compound)(2)                                              3.74        4.76       4.92           4.48
    Diversified Equity Income Fund (9/99)(1)                                       2.14          --         --           2.64
    Emerging Markets Fund (5/00)(1)                                               (1.38)         --         --         (17.58)
    Equity Select Fund (5/01)(1)                                                     --          --         --          (1.04)(3)
    Extra Income Fund (5/96)(1)                                                    4.93        0.36       1.84           2.63
    Federal Income Fund (9/99)(1)                                                  6.29          --         --           6.61
    Global Bond Fund (5/96)(1)                                                     1.34        0.01       2.33           3.44
    Growth Fund (9/99)(1)                                                        (30.95)         --         --         (16.01)
    International Fund (1/92)(1)                                                 (28.69)      (7.97)     (1.49)          3.81
    Managed Fund (4/86)(1)                                                       (10.59)       0.10       6.78           8.74
    New Dimensions Fund(R) (5/96)(1)                                             (16.71)      (0.01)      9.85          10.77
    Partners Small Cap Value Fund (8/01)(1)                                          --          --         --           7.04(3)
    S&P 500 Index Fund (5/00)(1)                                                 (12.46)         --         --         (13.22)
    Small Cap Advantage Fund (9/99)(1)                                            (6.53)         --         --           4.39
    Stock Fund (8/01)(1)                                                             --          --         --          (3.09)(3)
    Strategy Aggressive Fund (1/92)(1)                                            32.91       (2.42)      1.44           6.65
AIM V.I.
    Capital Appreciation Fund, Series II Shares (5/93)(1),(4)                    (23.28)      (0.39)      6.00          11.75
    Capital Development Fund, Series II Shares (5/98)(1),(4)                      (8.08)       9.04         --           5.07
Alliance VP
    AllianceBernstein International Value Portfolio (Class B) (5/01)(1),(5)          --          --         --          (3.71)(3)
    Growth and Income Portfolio (Class B) (1/91)(1),(6)                            0.15          --      14.66          13.85
American Century(R) Variable Portfolios, Inc.
    VP International, Class II (5/94)(1),(7)                                     (29.17)      (1.13)      6.37           6.84
    VP Value, Class II (5/96)(1),(7)                                              12.82        9.74      11.80          12.61
Calvert Variable Series, Inc.
    Social Balanced Portfolio (9/86)(1)                                           (6.94)       0.39       7.15           8.79

--------------------------------------------------------------------------------
23 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Average Annual Total Return for Period ending Dec. 31, 2001 (continued)
                                                                                                                  10 years or since
Fund                                                                              1 year      3 years   5 years      commencement
Evergreen VA
    Capital Growth Fund, Class L Shares (3/98)(1),(8)                            (13.01%)      2.92%        --%          4.52%
Fidelity(R) VIP
    Growth & Income Portfolio Service Class 2 (12/96)(1),(9)                      (9.01)      (1.54)      9.93           9.70
    Mid Cap Portfolio Service Class 2 (12/98)(1),(9)                              (3.51)      24.21         --          25.37
    Overseas Portfolio Service Class 2 (1/87)(1),(9)                             (21.20)      (3.24)      2.63           5.84
FTVIPT
    Franklin Real Estate Fund - Class 2 (1/89)(1),(4),(10)                         7.88        9.95       5.94          11.45
    Franklin Small Cap Value Securities Fund - Class 2 (5/98)(1),(10)             13.79       12.99         --           3.23
    (previously FTVIPT Franklin Value Securities Fund - Class 2)
    Mutual Shares Securities Fund - Class 2 (11/96)(1),(10)                        7.04       11.25      10.16          10.60
Goldman Sachs VIT
    CORE(SM) U.S. Equity Fund (2/98)(1),(11)
    Mid Cap Value Fund (5/98)(1)                                                   6.82       11.51         --           5.06
INVESCO VIF
    Dynamics Fund (8/97)(1)                                                      (31.14)       1.10         --           5.75
    Financial Services Fund (9/99)(1)                                             (9.88)         --         --          10.22
    Technology Fund (5/97)(1)                                                    (45.82)       2.42         --           9.96
    Telecommunications Fund (9/99)(1)                                            (54.00)         --         --         (22.54)
Janus Aspen Series
    Global Technology Portfolio: Service Shares (1/00)(1),(12)                   (37.31)         --         --         (36.41)
    International Growth Portfolio: Service Shares (5/94)(1),(12),(13)           (23.43)       4.85       9.78          13.47
Lazard Retirement Series
    International Equity Portfolio (9/98)(1)                                     (24.06)      (5.89)        --          (1.97)
MFS(R)
    Investors Growth Stock Series - Service Class (5/99)(1),(14)                 (24.83)         --         --          (0.50)
    New Discovery Series - Service Class (5/98)(1),(14)                           (5.25)      17.19         --          14.53
    Utilities Series - Service Class (1/95)(1),(14)                              (24.20)       2.01      10.54          14.77
Pioneer VCT
    Pioneer Equity Income VCT Portfolio - Class II Shares (3/95)(1),(15)          (7.15)       2.38      11.96          14.29
    Pioneer Europe VCT Portfolio - Class II Shares (10/98)(1),(16)               (22.85)      (7.01)        --          (4.93)
Putnam Variable Trust
    Putnam VT Health Sciences Fund - Class IB Shares (4/98)(1),(17)              (19.75)       2.31         --           4.41
    Putnam VT International Growth Fund - Class IB Shares (1/97)(1),(17),(18)    (20.61)       4.74         --           9.58
    Putnam VT Vista Fund - Class IB Shares (1/97)(1),(17),(18)                   (33.50)      (0.90)        --           7.44
Strong Funds
    Strong Opportunity Fund II - Advisor Class (5/92)(1),(19)                     (4.16)      10.98      14.06          16.16

--------------------------------------------------------------------------------
24 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Average Annual Total Return for Period ending Dec. 31, 2001 (continued)
                                                                                                                10 years or since
Fund                                                                             1 year     3 years   5 years      commencement
Wanger
    International Small Cap (5/95)(1)                                            (21.27%)      8.75%      8.07%         15.53%
    U.S. Smaller Companies (5/95)(1)                                              11.39        8.56      12.47          18.27
    (previously Wanger U.S. Small Cap)
Wells Fargo VT
    Asset Allocation Fund (4/94)(1),(20)                                          (6.96)       0.91       9.24          11.16
    International Equity Fund (7/00)(1)                                          (16.09)         --         --         (17.32)
    Small Cap Growth Fund (5/95)(1),(21)                                         (24.37)      (0.89)     (1.78)          5.10

(1)   (Commencement date of the fund.)

(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.

(3) Cumulative return (not annualized) since commencement date of the fund.

(4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

(5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

(8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

(9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

(10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(11)  CORE(SM) is a service mark of Goldman, Sachs & Co.

(12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class IIshares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

(18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%. Restated to reflect an increase in 12b-1 fees effective April 30, 2001. Actual 12b-1 fees during the most recent fiscal year were 0.22%.

(19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

(20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation
      Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

(21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

-------------------------------------------------------------------------------
25 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Rates of Return of Subaccounts
Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show actual performance from the date the subaccounts began in investing in the funds. We also show performance from the commencement date of the funds as if the subaccounts invested in them at that time, which, in some cases, they did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 5% premium expense charge. In the second table the rates of return do not reflect the 5% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

Average Annual Total Return  Reflecting the 5% Premium Expense Charge For Period
Ending Dec. 31, 2001

                                                                   Performance since                   Performance since
                                                            commencement of the subaccount          commencement of the fund
                                                                                     Since                                 Since
Subaccount   Investing in                                1 year 5 years 10 years commencement  1 year 5 years 10 years commencement
     AXP(R) Variable Portfolio -
FBC     Blue Chip Advantage Fund (5/00; 9/99)(1)         (21.38%)   --%     --%    (19.52%)    (21.38%)    --%     --%     (9.78%)
FBD     Bond Fund (5/00; 10/81)(1)                         1.37     --      --       5.35        1.37    2.99    5.85       9.02
FCR     Capital Resource Fund (5/00; 10/81)(1)           (22.91)    --      --     (22.83)     (22.91)   3.20    5.32      10.80
FCM     Cash Management Fund (5/00; 10/81)(1)             (2.34)    --      --       0.48       (2.34)   2.93    3.03       5.18
FDE     Diversified Equity Income Fund (5/00; 9/99)(1)    (3.84)    --      --      (3.18)      (3.84)     --      --      (0.53)
FEM     Emerging Markets Fund (5/00; 5/00)(1)             (7.18)    --      --     (18.27)      (7.18)     --      --     (20.79)
FES     Equity Select Fund (5/02; 5/01)(1)                   --     --      --         --(2)       --      --      --      (6.55)(3)
FEX     Extra Income Fund (5/00; 5/96)(1)                 (1.18)    --      --      (5.25)      (1.18)  (0.10)     --       0.80
FFI     Federal Income Fund (5/00; 9/99)(1)                0.14     --      --       4.51        0.14      --      --       3.38
FGB     Global Bond Fund (5/00; 5/96)(1)                  (4.58)    --      --       1.32       (4.58)   0.38      --       1.59
FGR     Growth Fund (5/00; 9/99)(1)                      (34.99)    --      --     (34.58)     (34.99)     --      --     (18.61)
FIE     International Fund (5/00; 1/92)(1)               (32.86)    --      --     (28.63)     (32.86)  (3.37)     --       2.40
FMF     Managed Fund (5/00; 4/86)(1)                     (15.83)    --      --     (11.95)     (15.83)   4.74    7.28       8.86
FND     New Dimensions Fund(R) (11/99; 5/96)(1)          (21.58)    --      --      (8.74)     (21.58)   7.75      --       8.79
FPS     Partners Small Cap Value Fund (5/02; 8/01)(1)        --     --      --         --(2)       --      --      --       1.35(3)
FIV     S&P 500 Index Fund (5/00; 5/00)(1)               (17.59)    --      --     (16.39)     (17.59)     --      --     (16.61)
FSM     Small Cap Advantage Fund (5/00; 9/99)(1)         (12.01)    --      --      (7.76)     (12.01)     --      --       1.16
FST     Stock Fund (5/02; 8/01)(1)                           --     --      --         --(2)       --      --      --      (8.26)(3)
FSA     Strategy Aggressive Fund (5/00; 1/92)(1)         (36.83)    --      --     (30.88)     (36.83)  (0.50)     --       5.17
     AIM V.I.
FAC     Capital Appreciation Fund,
        Series II Shares (5/02; 5/93)(1),(4)                 --     --      --         --(2)   (27.83)   3.96      --      10.07
FAD     Capital Development Fund,
        Series II Shares (5/02; 5/98)(1),(4)                 --     --      --         --(2)   (13.48)     --      --       2.67
     Alliance VP
FAB     AllianceBernstein International Value Portfolio
        (Class B) (5/02; 5/01)(1),(5)                        --     --      --         --(2)       --      --      --      (6.78)(3)
FAL     Growth and Income Portfolio
        (Class B) (5/02; 1/91)(1),(6)                        --     --      --         --(2)    (5.69)  12.34   13.22      12.24
     American Century(R) Variable Portfolios, Inc.
FAI     VP International, Class II (5/02; 5/94)(1),(7)       --     --      --         --(2)   (33.32)   2.68      --       4.00
FAV     VP Value, Class II (5/02; 5/96)(1),(7)               --     --      --         --(2)     6.25    9.67      --      10.60
     Calvert Variable Series, Inc.
FSB     Social Balanced Portfolio (5/00; 9/86)(1)        (12.26)    --      --      (9.37)     (12.26)   5.12    7.27       7.98

--------------------------------------------------------------------------------
26 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Average Annual Total Return  Reflecting the 5% Premium Expense Charge For Period
Ending Dec. 31, 2001 (continued)
                                                                   Performance since                   Performance since
                                                            commencement of the subaccount          commencement of the fund
                                                                                     Since                                 Since
Subaccount   Investing in                                1 year 5 years 10 years commencement  1 year 5 years 10 years commencement
     Evergreen VA
FCG     Capital Growth Fund, Class L Shares
        (5/02; 3/98)(1),(8)                                  --%    --%     --%        --%(2)  (18.11%)    --%     --%      2.21%
     Fidelity(R) VIP
FFG     Growth & Income Portfolio
        Service Class 2 (5/02; 12/96)(1),(9)                 --     --      --         --(2)   (14.34)   7.83      --       7.83
FFM     Mid Cap Portfolio Service Class 2
        (5/02; 12/98)(1),(9)                                 --     --      --         --(2)    (9.17)     --      --      22.25
FFO     Overseas Portfolio Service Class 2
        (5/02; 1/87)(1),(9)                                  --     --      --         --(2)   (25.82)   0.67    4.35       4.79
     FTVIPT
FRE     Franklin Real Estate Fund - Class 2
        (5/00; 1/89)(1),(10)                               1.57     --      --      10.45        1.57    3.92    9.89       8.80
FSV     Franklin Small Cap Value Securities Fund -
        Class 2 (5/00; 5/98)(1),(10)                       7.13     --      --      12.77        7.13      --      --       0.88
        (previously FTVIPT Franklin Value Securities
        Fund - Class 2)
FMS     Mutual Shares Securities Fund -
        Class 2 (5/02; 11/96)(1),(10)                        --     --      --         --(2)     0.77    8.06      --       8.29
     Goldman Sachs VIT
FUE     CORE(SM) U.S. Equity Fund (5/00; 2/98)(1),(11)   (17.10)    --      --     (16.07)     (17.10)     --      --       1.02
FMC     Mid Cap Value Fund (5/00; 5/98)(1)                 5.51     --      --      15.46        5.51      --      --       4.00
     INVESCO VIF
FID     Dynamics Fund (5/02; 8/97)(1)                        --     --      --         --(2)   (35.19)     --      --       3.57
FFS     Financial Services Fund (5/02; 9/99)(1)              --     --      --         --(2)   (15.16)     --      --       6.81
FTC     Technology Fund (5/02; 5/97)(1)                      --     --      --         --(2)   (49.02)     --      --       7.77
FTL     Telecommunications Fund (5/02; 9/99)(1)              --     --      --         --(2)   (56.72)     --      --     (24.96)
     Janus Aspen Series
FGT     Global Technology Portfolio:
        Service Shares (5/00; 1/00)(1),(12)              (40.99)    --      --     (40.89)     (40.99)     --      --     (38.49)
FIG     International Growth Portfolio:
        Service Shares (5/00; 5/94)(1),(12),(13)         (27.91)    --      --     (26.71)     (27.91)   7.79      --      11.88
     Lazard Retirement Series
FIP     International Equity Portfolio (5/00; 9/98)(1)   (28.51)    --      --     (20.53)     (28.51)     --      --      (4.32)
     MFS(R)
FGW     Investors Growth Stock Series -
        Service Class (5/00; 5/99)(1),(14)               (29.23)    --      --     (22.98)     (29.23)     --      --      (3.30)
FDS     New Discovery Series -
        Service Class (5/00; 5/98)(1),(14)               (10.80)    --      --      (8.70)     (10.80)     --      --      11.90
FUT     Utilities Series - Service Class
        (5/02; 1/95)(1),(14)                                 --     --      --         --(2)   (28.75)   8.42      --      12.52
     Pioneer VCT
FPE     Pioneer Equity Income VCT Portfolio -
        Class II Shares (5/02; 3/95)(1),(15)                 --     --      --         --(2)   (12.59)   9.97      --      12.61
FEU     Pioneer Europe VCT Portfolio -
        Class II Shares (5/02; 10/98)(1),(16)                --     --      --         --(2)   (28.32)     --      --      (7.51)
     Putnam Variable Trust
FHS     Putnam VT Health Sciences Fund -
        Class IB Shares (5/02; 4/98)(1),(17)                 --     --      --         --(2)   (24.45)     --      --       2.03
FPI     Putnam VT International Growth
        Fund - Class IB Shares (5/02; 1/97)(1),(17),(18)     --     --      --         --(2)   (25.26)     --      --       7.49

--------------------------------------------------------------------------------
27 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Average Annual Total Return  Reflecting the 5% Premium Expense Charge For Period
Ending Dec. 31, 2001 (continued)
                                                                   Performance since                   Performance since
                                                            commencement of the subaccount          commencement of the fund
                                                                                     Since                                 Since
Subaccount   Investing in                                1 year 5 years 10 years commencement  1 year 5 years 10 years commencement
FVS  Putnam VT Vista Fund -
        Class IB Shares (5/00; 1/97)(1),(17),(18)        (37.40%)   --%     --%    (29.42%)    (37.40%)    --%     --%      5.44%
     Strong Funds
FSO     Strong Opportunity Fund II - Advisor Class
        (5/02; 5/92)(1),(19)                                 --     --      --         --(2)    (9.76)  11.96      --      14.57
     Wanger
FIC     International Small Cap (5/00; 5/95)(1)          (25.78)    --      --     (30.68)     (25.78)   6.02      --      13.64
FSP     U.S. Smaller Companies (5/00; 5/95)(1)             4.86     --      --       6.50        4.86   10.30      --      16.30
        (previously Wanger U.S. Small Cap)
     Wells Fargo VT
FAA     Asset Allocation Fund (5/02; 4/94)(1),(20)           --     --      --         --(2)   (12.40)   7.17      --       9.44
FWI     International Equity Fund (5/02; 7/00)(1)            --     --      --         --(2)   (21.00)     --      --     (20.83)
FWS     Small Cap Growth Fund (5/02; 5/95)(1),(21)           --     --      --         --(2)   (28.79)  (3.61)     --       3.44

(1) (Commencement date of the subaccount; Commencement date of the fund.)

(2) The subaccount did not commence operations during the year 2001 and, therefore, it has no performance.

(3) Cumulative return (not annualized) since commencement date of the fund.

(4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

(5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

(8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. These historical returns for Class L shares have been adjusted to reflect the effect of the 0.25% 12b-1 fees for Class L shares. Class I shares do not pay 12b-1 fees. If these fees had not been reflected, returns would have been higher.

(9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

(10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(11)  CORE(SM) is a service mark of Goldman, Sachs & Co.

(12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

(18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%.

(19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

(20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation
      Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

(21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

--------------------------------------------------------------------------------
28 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Average Annual Total Return Without Reflecting the 5% Premium Expense Charge For
Period Ending Dec. 31, 2001
                                                                   Performance since                   Performance since
                                                            commencement of the subaccount          commencement of the fund
                                                                                     Since                                 Since
Subaccount   Investing in                                1 year 5 years 10 years commencement  1 year 5 years 10 years commencement
     AXP(R) Variable Portfolio -
FBC     Blue Chip Advantage Fund (5/00; 9/99)(1)         (17.24%)   --%     --%    (16.95%)    (17.24%)    --%     --%     (7.74%)
FBD     Bond Fund (5/00; 10/81)(1)                         6.70     --      --       8.71        6.70    4.05    6.40       9.30
FCR     Capital Resource Fund (5/00; 10/81)(1)           (18.85)    --      --     (20.36)     (18.85)   4.27    5.86      11.08
FCM     Cash Management Fund (5/00; 10/81)(1)              2.80     --      --       3.69        2.80    3.99    3.56       5.45
FDE     Diversified Equity Income Fund (5/00; 9/99)(1)     1.22     --      --      (0.09)       1.22      --      --       1.72
FEM     Emerging Markets Fund (5/00; 5/00)(1)             (2.30)    --      --     (15.66)      (2.30)     --      --     (18.32)
FES     Equity Select Fund (5/02; 5/01)(1)                   --     --      --         --(2)       --      --      --      (1.64)(3)
FEX     Extra Income Fund (5/00; 5/96)(1)                  4.02     --      --      (2.22)       4.02    0.93      --       1.71
FFI     Federal Income Fund (5/00; 9/99)(1)                5.41     --      --       7.85        5.41      --      --       5.72
FGB     Global Bond Fund (5/00; 5/96)(1)                   0.44     --      --       4.56        0.44    1.42      --       2.52
FGR     Growth Fund (5/00; 9/99)(1)                      (31.57)    --      --     (32.49)     (31.57)     --      --     (16.76)
FIE     International Fund (5/00; 1/92)(1)               (29.33)    --      --     (26.35)     (29.33)  (2.37)     --       2.93
FMF     Managed Fund (5/00; 4/86)(1)                     (11.40)    --      --      (9.13)     (11.40)   5.82    7.84       9.22
FND     New Dimensions Fund(R) (11/99; 5/96)(1)          (17.45)    --      --      (6.55)     (17.45)   8.86      --       9.78
FPS     Partners Small Cap Value Fund (5/02; 8/01)(1)        --     --      --         --(2)       --      --      --       6.68(3)
FIV     S&P 500 Index Fund (5/00; 5/00)(1)               (13.26)    --      --     (13.72)     (13.26)     --      --     (14.00)
FSM     Small Cap Advantage Fund (5/00; 9/99)(1)          (7.37)    --      --      (4.81)      (7.37)     --      --       3.45
FST     Stock Fund (5/02; 8/01)(1)                           --     --      --         --(2)       --      --      --      (3.43)(3)
FSA     Strategy Aggressive Fund (5/00; 1/92)(1)         (33.51)    --      --     (28.67)     (33.51)   0.53      --       5.72
     AIM V.I.
FAC     Capital Appreciation Fund,
        Series II Shares (5/02; 5/93)(1),(4)                 --     --      --         --(2)   (24.04)   5.04      --      10.73
FAD     Capital Development Fund,
        Series II Shares (5/02; 5/98)(1),(4)                 --     --      --         --(2)    (8.93)     --      --       4.12
     Alliance VP
FAB     AllianceBernstein International Value Portfolio
        (Class B) (5/02; 5/01)(1),(5)                        --     --      --         --(2)       --      --      --      (1.87)(3)
FAL     Growth and Income Portfolio
        (Class B) (5/02; 1/91)(1),(6)                        --     --      --         --(2)    (0.73)  13.50   13.80      12.77
     American Century(R) Variable Portfolios, Inc.
FAI     VP International, Class II (5/02; 5/94)(1),(7)       --     --      --         --(2)   (29.81)   3.74      --       4.70
FAV     VP Value, Class II (5/02; 5/96)(1),(7)               --     --      --         --(2)    11.85   10.80      --      11.61
     Calvert Variable Series, Inc.
FSB     Social Balanced Portfolio (5/00; 9/86)(1)         (7.64)    --      --      (6.48)      (7.64)   6.20    7.82       8.35
     Evergreen VA
FCG     Capital Growth Fund, Class L Shares
        (5/02; 3/98)(1),(8)                                  --     --      --         --(2)   (13.80)     --      --       3.58
     Fidelity(R) VIP
FFG     Growth & Income Portfolio
        (Service Class 2) (5/02; 12/96)(1),(9)               --     --      --         --(2)    (9.83)   8.94      --       8.94
FFM     Mid Cap Portfolio (Service Class 2)
        (5/02; 12/98)(1),(9)                                 --     --      --         --(2)    (4.39)     --      --      24.35
FFO     Overseas Portfolio (Service Class 2)
        (5/02; 1/87)(1),(9)                                  --     --      --         --(2)   (21.91)   1.71    4.89       5.15

--------------------------------------------------------------------------------
29 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Average Annual Total Return Without Reflecting the 5% Premium Expense Charge For
Period Ending Dec. 31, 2001 (continued)
                                                                   Performance since                   Performance since
                                                            commencement of the subaccount          commencement of the fund
                                                                                     Since                                 Since
Subaccount   Investing in                                1 year 5 years 10 years commencement  1 year 5 years 10 years commencement
     FTVIPT
FRE     Franklin Real Estate Fund - Class 2
        (5/00; 1/89)(1),(10)                               6.91%    --%     --%     13.98%       6.91%   4.99%  10.45%      9.24%
FSV     Franklin Small Cap Value Securities Fund -
        Class 2 (5/00; 5/98)(1),(10)                      12.76     --      --      16.37       12.76     --       --       2.30
        (previously FTVIPT Franklin Value
        Securities Fund - Class 2)
FMS     Mutual Shares Securities Fund -
        Class 2 (5/02; 11/96)(1),(10)                        --     --      --         --(2)     6.08    9.17      --       9.38
     Goldman Sachs VIT
FUE     CORE(SM) U.S. Equity Fund (5/00; 2/98)(1),(11)   (12.73)    --      --     (13.39)     (12.73)     --      --       2.37
FMC     Mid Cap Value Fund (5/00; 5/98)(1)                11.06     --      --      19.15       11.06      --      --       5.46
     INVESCO VIF
FID     Dynamics Fund (5/02; 8/97)(1)                        --     --      --         --(2)   (31.78)     --      --       4.80
FFS     Financial Services Fund (5/02; 9/99)(1)              --     --      --         --(2)   (10.70)     --      --       9.24
FTC     Technology Fund (5/02; 5/97)(1)                      --     --      --         --(2)   (46.34)     --      --       8.98
FTL     Telecommunications Fund (5/02; 9/99)(1)              --     --      --         --(2)   (54.44)     --      --     (23.25)
     Janus Aspen Series
FGT     Global Technology Portfolio:
        Service Shares (5/00; 1/00)(1),(12)              (37.88)    --      --     (39.00)     (37.88)     --      --     (36.86)
FIG     International Growth Portfolio:
        Service Shares (5/00; 5/94)(1),(12),(13)         (24.12)    --      --     (24.37)     (24.12)   8.90      --      12.63
     Lazard Retirement Series
FIP     International Equity Portfolio (5/00; 9/98)(1)   (24.75)    --      --     (17.99)     (24.75)     --      --      (2.84)
     MFS(R)
FGW     Investors Growth Stock Series -
        Service Class (5/00; 5/99)(1),(14)               (25.51)    --      --     (20.52)     (25.51)     --      --      (1.42)
        (previously MFS(R)Growth Series)
FDS     New Discovery Series -
        Service Class (5/00; 5/98)(1),(14)                (6.11)    --      --      (5.78)      (6.11)     --      --      13.47
FUT     Utilities Series - Service Class
        (5/02; 1/95)(1),(14)                                 --     --      --         --(2)   (25.00)   9.53      --      13.35
     Pioneer VCT
FPE     Pioneer Equity Income VCT Portfolio -
        Class II Shares (5/02; 3/95)(1),(15)                 --     --      --         --(2)    (7.98)  11.11      --      13.46
FEU     Pioneer Europe VCT Portfolio -
        Class II Shares (5/02; 10/98)(1),(16)                --     --      --         --(2)   (24.54)     --      --      (6.00)
     Putnam Variable Trust
FHS     Putnam VT Health Sciences Fund -
        Class IB Shares (5/02; 4/98)(1),(17)                 --     --      --         --(2)   (20.48)     --      --       3.47
FPI     Putnam VT International Growth
        Fund - Class IB Shares (5/02; 1/97)(1),(17),(18)     --     --      --         --(2)   (21.33)     --      --       8.60
FVS     Putnam VT Vista Fund -
        Class IB Shares (5/00; 1/97)(1),(17),(18)        (34.10)    --      --     (27.16)     (34.10)     --      --       6.52
     Strong Funds
FSO     Strong Opportunity Fund II - Advisor Class
        (5/02; 5/92)(1),(19)                                 --     --      --         --(2)    (5.01)  13.11      --      15.18

--------------------------------------------------------------------------------
30 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Average Annual Total Return Without Reflecting the 5% Premium Expense Charge For
Period Ending Dec. 31, 2001 (continued)
                                                                   Performance since                   Performance since
                                                            commencement of the subaccount          commencement of the fund
                                                                                     Since                                 Since
Subaccount   Investing in                                1 year 5 years 10 years commencement  1 year 5 years 10 years commencement
     Wanger
FIC     International Small Cap (5/00; 5/95)(1)          (21.87%)   --%     --%    (28.46%)    (21.87%)  7.12%     --%     14.52%
FSP     U.S. Smaller Companies (5/00; 5/95)(1)            10.38     --      --       9.91       10.38   11.43      --      17.20
        (previously Wanger U.S. Small Cap)
     Wells Fargo VT
FAA     Asset Allocation Fund (5/02; 4/94)(1),(20)           --     --      --         --(2)    (7.79)   8.27      --      10.17
FWI     International Equity Fund (5/02; 7/00)(1)            --     --      --         --(2)   (16.85)     --      --     (18.07)
FWS     Small Cap Growth Fund (5/02; 5/95)(1),(21)           --     --      --         --(2)   (25.05)  (2.61)     --       4.25

(1)   (Commencement date of the subaccount; Commencement date of the fund.)

(2) The subaccount did not commence operations during the year 2001 and, therefore, it has no performance.

(3) Cumulative return (not annualized) since commencement date of the fund.

(4) The historical performance information relates to that of the Fund Series I shares and not of the Series II shares, which were first offered July 16, 2001. Additional information relating to the Series II shares can be found in the Fund prospectus or Statement of Additional Information.

(5) Because Class B shares were not offered until August 15, 2001, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning August 15, 2001, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(6) Because Class B shares were not offered until June 1, 1999, standardized Class A fund performance for prior periods represents historical results of Class A shares. For periods beginning June 1, 1999, Class B's results reflect an additional 12b-1 fee expense, which also affects future performance.

(7) If Class II had existed during the periods presented, its performance would have been substantially similar to that of the existing class of the fund because each represents an investment in the same portfolio of securities. However, performance of Class II would have been lower because of its higher expense ratio.

(8) Historical performance shown for Class L shares prior to its inception is based on the performance of Class I shares, the original class offered. These historical returns for Class L shares have been adjusted to reflect the effect of the 0.25% 12b-1 fees for Class L shares. Class I shares do not pay 12b-1 fees. If these fees had not been reflected, returns would have been higher.

(9) Initial offering of the Service Class 2 of each fund took place on Jan. 12, 2000. Returns prior to Jan. 12, 2000 through Nov. 3, 1997 are those of the Service Class, which reflect a 12b-1 fee of 0.10%. Service Class 2 returns prior to Nov. 3, 1997 are those of the Initial Class, which has no 12b-1 fee. If Service Class 2's 12b-1 fee of 0.25% had been reflected, returns prior to January 12, 2000 would have been lower.

(10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(11)  CORE(SM) is a service mark of Goldman, Sachs & Co.

(12) In recent years returns have sustained significant gains and losses due to market volatility in the technology sector.

(13) The returns shown for Service Shares for periods prior to their inception (Dec. 31, 1999) are derived from the historical performance of the Institutional Shares, adjusted to reflect the higher operating expenses of Service Shares.

(14) Service Class shares commenced operations in May 2000. Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1 fees). Because operating expenses of Service Class shares are higher than those of Initial class shares, the blended Service Class share performance is higher than it would have been had the Service Class shares been offered for the entire period.

(15) Performance of the portfolio's Class I shares are from inception date of Sep. 14, 1999. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class II shares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(16) Performance of the portfolio's Class I shares are from inception date of Oct. 30, 1998. Although Class II shares invest in the same portfolio investments as Class I shares, Class II shares would have the same investment results except for the difference in class expense. Class IIshares are subject to a 0.25% distribution fee, which Class I shares do not pay. Consequently, the performance of Class II shares will be lower.

(17) The Trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

(18) Performance information for Class IB shares for periods prior to April 30, 1998 for Putnam VT International Growth Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.25%.

(19) Performance results for Advisor Class shares, which were first offered on July 12, 2001, are based on historical performance of the fund's Investor Class shares from the inception of the fund through July 11, 2001, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares.

(20) Performance for periods prior to Sept. 20, 1999, reflects performance of the Life and Annuity Trust Asset Allocation
      Fund, its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust Funds were reorganized into the Wells Fargo Variable Trust Funds.

(21) Performance for periods prior to Sept. 20, 1999, reflects performance of the Norwest Select Small Company Stock Fund (the accounting survivor of a merger of the Life and Annuity Trust Strategic Growth Fund and the Norwest Select Small Company Stock Fund), its predecessor fund. Effective at the close of business Sept. 17, 1999, the Life and Annuity Trust and Norwest Select Funds were reorganized into the Wells Fargo Variable Trust Funds.

--------------------------------------------------------------------------------
31 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

The Fixed Account

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of IDS Life. IDS Life bears the full investment risk for amounts allocated to the fixed account. IDS Life is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of IDS Life, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life policies, product design, competition and IDS Life revenues and expenses.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Policy Value

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE
The value in the fixed account on the policy date (when the policy is issued) equals the portion of your initial net premium that you have allocated to the fixed account, plus interest accrued before the policy date, minus the portion of the monthly deduction for the first policy month that you have allocated to the fixed account.

On any later date, the value in the fixed account equals:

o    the value on the previous monthly date; plus

o net premiums allocated to the fixed account since the last monthly date; plus

o any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

o    accrued interest on all of the above; minus

o any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

o any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

o interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

o any portion of the monthly deduction for the coming month that is allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES
The value in each subaccount changes daily, depending on the investment performance of the fund in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You, as owner, bear the entire investment risk.

Calculation of subaccount value: The value of each subaccount on the policy date equals:

o the portion of your initial net premium allocated to the subaccount; plus

o    interest accrued before the policy date; minus

o the portion of the monthly deduction for the first policy month allocated to that subaccount.

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32   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

The value of each subaccount on each valuation date equals:

o the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

o net premiums received and allocated to the subaccount during the current valuation period; plus

o any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus

o any transfers from the subaccount including loan transfers during the current valuation period; minus

o any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

o any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

Accumulation units: We convert the policy value to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, a certain number of accumulation units are credited to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, a certain number of accumulation units are subtracted.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they're related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying fund and on certain charges. Here's how unit values are calculated:

Number of units: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

Accumulation unit value: The current value for each subaccount equals the last value times the current net investment factor.

Net investment factor: Determined at the end of each valuation period, this factor equals: (a divided by b) -- c,

where:

(a)  equals:

     o    net asset value per share of the fund; plus

     o per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

     o any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b)  equals:

     o net asset value per share of the fund at the end of the preceding valuation period; plus

     o any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges," above.

Factors that affect subaccount accumulation units: Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o    additional purchase payments allocated to the subaccounts;

o    transfers into or out of the subaccount(s);

o    partial surrenders and partial surrender fees;

o    surrender charges; and/or

o    monthly deductions.

Accumulation unit values will fluctuate due to:

o    changes in underlying funds(s) net asset value;

o    dividends distributed to the subaccount(s);

o    capital gains or losses of underlying funds;

o    fund operating expenses; and/or

o    mortality and expense risk charges.

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33   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Proceeds Payable Upon Death

We will pay a benefit to the beneficiary of the policy when the insured dies.

If that death is prior to the insured's attained insurance age 100, the death benefit is the greater of the specified amount or the policy value multiplied by the death benefit factor in the table below. The proceeds payable are the death benefit amount minus outstanding indebtedness.

If that death is on or after the insured's attained insurance age 100, the amount payable is the greater of:

o the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

o the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

Applicable percentage table

Insured's attained         Applicable percentage               Insured's attained             Applicable percentage
insurance age                 of policy value                     insurance age                  of policy value
40 or younger                       250%                               61                              128%
41                                  243                                62                              126
42                                  236                                63                              124
43                                  229                                64                              122
44                                  222                                65                              120
45                                  215                                66                              119
46                                  209                                67                              118
47                                  203                                68                              117
48                                  197                                69                              116
49                                  191                                70                              115
50                                  185                                71                              113
51                                  178                                72                              111
52                                  171                                73                              109
53                                  164                                74                              107
54                                  157                             75-90                              105
55                                  150                                91                              104
56                                  146                                92                              103
57                                  142                                93                              102
58                                  138                                94                              101
59                                  134                            95-100                              100
60                                  130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

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34   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Option 2 (variable amount): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

o    the policy value plus the specified amount; or

o the applicable percentage of policy value (from the preceding table) on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

Examples:                                         Option 1          Option 2
Specified amount                                  $100,000          $100,000
Policy value                                      $  5,000          $  5,000
Death benefit                                     $100,000          $105,000
Policy value increases to                         $  8,000          $  8,000
Death benefit                                     $100,000          $108,000
Policy value decreases to                         $  3,000          $  3,000
Death benefit                                     $100,000          $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

If you change from Option 1 to Option 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

If you change from Option 2 to Option 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

o Monthly deduction because the cost of insurance depends upon the specified amount.

o    Minimum initial premium.

o    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT
Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."

Increases: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 85. IDS Life will have two years from the effective date of an increase in specified amount to contest the truth of statements or representations in the application for the increase in specified amount.

An increase in the specified amount will have the following effect on policy costs:

o Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may increase.

o    The minimum initial premium and the NLG premiums will increase.

o    The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless an NLG option or the minimum initial premium period is in effect.

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35   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Decreases: After the first policy year, you may decrease your specified amount. Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum specified amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in the coverage cannot reduce the initial specified amount below the following amounts:

All Band Years             Minimum Specified Amount
Year 1                     100% of the initial specified amount
Years 2-5                  75% of the initial specified amount
Years 6-10                 50% of the initial specified amount
Years 11-15                25% of the initial specified amount
Years 16+                  $1,000

A decrease in specified amount will affect your costs as follows:

o Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

o    Charges for certain optional insurance benefits may decrease.

o    The minimum initial premium and the NLG premiums will decrease.

o    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

o    First from the portion due to the most recent increase;

o Next from portions due to the next most recent increases successively; and

o    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX
If the insured's age or sex has been misstated, the proceeds payable upon death will be:

o    the policy value on the date of death; plus

o the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

o    the amount of any outstanding indebtedness on the date of death.

SUICIDE
Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage. If the insured commits suicide while sane or insane within two years from the effective date of an increase in specified amount, the amount payable for the additional specified amount will be limited to the monthly deductions for the additional specified amount.

BENEFICIARY
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you and your estate.

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36   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Transfers Between the Fixed Account and Subaccounts

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which your request is received. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.

This policy is not designed for use by individuals, professional market timing organizations, or other entities that do "market timing," programmed transfers, frequent transfers, or transfers that are large in relation to the total assets of any fund underlying the policy. These and similar activities may adversely affect a fund's ability to invest effectively in accordance with its investment objectives and policies, may increase expenses and may harm other policy owners who allocated premium payments to the fund regardless of their transfer activity. Accordingly, individuals and organizations that use market-timing investment strategies and make frequent transfers should not own this policy.

We monitor the frequency of transfers, including the size of transfers in relation to fund assets in each underlying fund, and we take appropriate action as necessary. In order to prevent market timing activities that may harm or disadvantage other policy owners, we may apply modifications or restrictions in any reasonable manner to prevent transfers. We may suspend transfer privileges at any time. We may also reject or restrict any specific payment or transfer request and impose specific limitations with respect to market timers, including restricting transfers by market timers to certain underlying funds. We may also apply other restrictions or modifications that could include, but not be limited to:

o    not accepting telephone or electronic transfer requests;

o    requiring a minimum time period between each transfer;

o not accepting transfer requests of an agent acting under a power of attorney on behalf of more than one policy owner; or

o limiting the dollar amount that a policy owner may transfer at any one time.

We agree to provide notice of our intent to restrict transfer privileges to policy owners who have engaged in disruptive activity.

In addition, some of the underlying funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. Accordingly, we may not be in a position to effect certain allocations or transfers requested by market timers and may refuse such requests without prior notice. Subject to state law, we reserve the right to impose, without prior notice, restrictions on allocations and transfers that we determine, in our sole discretion, will disadvantage or potentially hurt the rights or interests of other policy owners.

FIXED ACCOUNT TRANSFER POLICIES

o You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods.

o If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

o If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o If you have made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right.")

MINIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

o For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

o    For automated transfers -- $50.

From the fixed account to a subaccount:

o For mail and phone transfers -- $250 or the entire fixed account balance minus any outstanding indebtedness, whichever is less.

o    For automated transfers -- $50.

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37   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

MAXIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

o    None.

From the fixed account to a subaccount:

o    None.

MAXIMUM NUMBER OF TRANSFERS PER YEAR
Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to five per policy year. If, in the alternative, we allow more than five transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy. Currently, we do not assess a fee for any transfers.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER
Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender.

1 By letter:

Regular mail:
IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474

Express mail:
IDS Life Insurance Company
70200 AXP Financial Center
Minneapolis, MN 55474

2 By phone:

Call between 7 a.m. and 6 p.m. Central Time:
(800) 862-7919 (toll free)

TTY service for the hearing impaired:
(800) 258-8846 (toll free)

o We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

o We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and tape recording calls. As long as these procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

o We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write to IDS Life and tell us.

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38   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

AUTOMATED TRANSFERS
In addition to written and phone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

Automated transfer policies

o Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.

o You can start or stop this service by written request. You must allow seven days for us to change any instructions that are currently in place.

o You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

o If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

o If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

o If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

o The balance in any account from which you make an automated transfer or automated partial surrender must be sufficient to satisfy your instructions. If not, we will suspend your entire automated arrangement until the balance is adequate.

o If we must suspend your automated transfer or automated partial surrender arrangement for six months, we reserve the right to discontinue the arrangement in its entirety.

o Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

o Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year and to charge a fee for more than five transfers per year by phone or mail.

AUTOMATED DOLLAR-COST AVERAGING
You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value(s) of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

How dollar-cost averaging works
                                                                          Number
                                             Amount    Accumulation    of units
                                    Month   invested    unit value     purchased
By investing an equal number        Jan       $100         $20            5.00
of dollars each month ...           Feb        100          16            6.25
                                    Mar        100           9           11.11
you automatically buy               Apr        100           5           20.00
more units when the                 May        100           7           14.29
per unit market price is low ...    June       100          10           10.00
                                    July       100          15            6.67
and fewer units                     Aug        100          20            5.00
when the per unit                   Sept       100          17            5.88
market price is high.               Oct        100          12            8.33

You have paid an average price of only $10.81 per unit over the ten months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to five per policy year and to charge a fee for more than five transfers per year by phone or mail.

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39   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

ASSET REBALANCING
Subject to availability, you can ask us in writing to have the variable subaccount portion of your policy value allocated according to the percentages (in whole percentage amounts) that you choose. We automatically will rebalance the variable subaccount portion of your policy value either quarterly, semiannually, or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing. The policy value must be at least $2,000 at the time of the rebalance. Rebalancing is accomplished by transferring policy value between subaccounts.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your financial advisor.

Policy Loans

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and phone numbers for your requests.) We will process your loan request at the end of the valuation period during which your request is received. (Loans by telephone are limited to $50,000.) Loan payments will be mailed to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

Interest rate: The interest rate for policy loans is 6% per year. After the tenth anniversary we expect to reduce the loan interest to 4% per year. Interest is charged daily and due at the end of the policy year.

Minimum loan: $500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.

Maximum loan:

o In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

o    In Alabama, 100% of the policy value minus surrender charges.

o    In all other states, 90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

Payment of loaned funds: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds").

Allocation of loans to accounts: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and the proceeds transferred into the fixed account. We will credit the loaned amount with 4.0% annual interest.

Repayments: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

Overdue interest: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take such interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the interest so allocated, all of the interest will be taken from all of the accounts in proportion to their value, minus indebtedness.

Effects of policy loans: If you do not repay your loan, it will reduce the death benefit and cash surrender value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money borrowed against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate any NLG option in effect. If the indebtedness exceeds the policy value minus surrender charges, the policy will lapse. (See "Keeping the Policy in Force.")

Taxes: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. A 10% IRS penalty also may apply if you are under age 59 1/2 if the policy is classified as a "modified endowment." (See "Federal Taxes.")

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40   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Policy Surrenders

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require you to return your policy. Surrender payments will be mailed to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request that payment be wired to your bank. For instructions, please contact your sales representative.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of Payments" under "Payment of Policy Proceeds.")

TOTAL SURRENDERS
If you surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS
After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) The remaining policy value after a partial surrender cannot be less than $250. We will charge you a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS
Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

o A partial surrender will reduce the policy value by the amount of the partial surrender and the partial surrender charge. (See "Loads, Fees and Charges.")

o A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

o A partial surrender may terminate any of the NLG options. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the no lapse guarantee in effect.

o If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life will deduct this decrease from the current specified amount in this order:

     1. First from the specified amount provided by the most recent increase;

     2. Next from the next most recent increases successively;

     3. Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death.")

o If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES
Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. A 10% IRS penalty also may apply if you are under age 59 1/2 if the policy is classified as a "modified endowment." (See "Federal Taxes.")

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41   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

EXCHANGE RIGHT
During the first two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the options available for allocating your policy value will be affected.

In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance we are then offering.

We will not require evidence of insurability. We will require that:

1.   this policy is in force; and

2.   your request is in writing; and

3.   you repay any existing indebtedness.

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy and the new policy. If the cash surrender value of this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

Optional Insurance Benefits

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (ABRTI)
If the insured is terminally ill and death is expected to occur within six months, the rider provides that you can withdraw a portion of the death benefit prior to death. This rider is not available in all states.

ACCIDENTAL DEATH BENEFIT (ADB)
ADB provides an additional death benefit if the insured's death is caused by accidental injury.

AUTOMATIC INCREASE BENEFIT RIDER (AIB)
AIB provides an increase in the specified amount at a designated percentage on each policy anniversary until insured's attained age 65.

BASE INSURED RIDER (BIR)
BIR provides an additional level adjustable death benefit on the base insured.

CHILDREN'S INSURANCE RIDER (CIR)
CIR provides level term coverage on each eligible child.

OTHER INSURED RIDER (OIR)
OIR provides a level, adjustable death benefit on the life of each other insured covered.

WAIVER OF MONTHLY DEDUCTION (WMD)
Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

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42   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Payment of Policy Proceeds

Proceeds will be paid when:

o    you surrender the policy; or

o    the insured dies.

We pay all proceeds by check (unless the beneficiary has chosen to have death benefit proceeds directly deposited into a checking account). We will compute the amount of the death benefit and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate not less than 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which proceeds are paid in a lump sum or first placed under a payment option).

Payment options: During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary may also select a payment option, unless you say that he or she cannot.) You decide how much of the proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to IDS Life's general account. Unless we agree otherwise, payments under all options must be made to a natural person.

You may also make a written request to change a prior choice of payment option, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and may also be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments made after the investment in the policy is fully recovered will be subject to tax. Amounts paid under Option B or Option C that are subject to tax may also be subject to an additional 10% penalty tax. (See "Penalty tax.")

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and thus are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy. The beneficiary's investment in the policy is the death benefit proceeds applied to the payment option. All payments made after the investment in the policy is fully recovered will be subject to tax.

Option A: Interest payments: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

Option B: Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

             Payment period           Monthly payment per $1,000
                 (years)                 placed under Option B
                   10                           $9.61
                   15                            6.87
                   20                            5.51
                   25                            4.71
                   30                            4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

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43   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Option C: Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 5, 10 or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table
                                            Life Income per $1,000 with payments guaranteed for

Age        Beginning                        5 years               10 years                15 years
payee      in year                    Male        Female       Male       Female        Male       Female
65         2005                      $ 5.28        $4.68       $5.16       $4.63        $4.96       $4.54
           2010                        5.19         4.61        5.08        4.57         4.90        4.49
           2015                        5.11         4.55        5.01        4.51         4.84        4.43
           2020                        5.03         4.49        4.94        4.45         4.78        4.39
           2025                        4.95         4.43        4.87        4.40         4.73        4.34
           2030                        4.88         4.38        4.81        4.35         4.68        4.30
70         2005                        6.15         5.37        5.88        5.26         5.49        5.07
           2010                        6.03         5.28        5.79        5.18         5.42        5.00
           2015                        5.92         5.19        5.70        5.10         5.36        4.94
           2020                        5.81         5.10        5.61        5.03         5.30        4.88
           2025                        5.71         5.03        5.53        4.96         5.24        4.83
           2030                        5.61         4.95        5.45        4.89         5.18        4.77
75         2005                        7.30         6.36        6.74        6.09         6.01        5.67
           2010                        7.14         6.23        6.63        5.99         5.95        5.60
           2015                        6.99         6.10        6.52        5.89         5.90        5.54
           2020                        6.84         5.99        6.42        5.79         5.84        5.47
           2025                        6.71         5.88        6.32        5.71         5.78        5.41
           2030                        6.58         5.78        6.23        5.62         5.73        5.35
85         2005                       10.68         9.65        8.52        8.14         6.73        6.64
           2010                       10.45         9.41        8.44        8.04         6.72        6.62
           2015                       10.22         9.19        8.36        7.93         6.70        6.59
           2020                       10.00         8.98        8.27        7.83         6.68        6.57
           2025                        9.79         8.78        8.19        7.74         6.67        6.54
           2030                        9.60         8.59        8.11        7.64         6.65        6.52

The table above is based on the "1983 Individual Annuitant Mortality Table A" at 3.00% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

Deferral of payments: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

o the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

o the NYSE is closed (other than customary weekend and holiday closings);

o in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

--------------------------------------------------------------------------------
44 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Federal Taxes

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.

The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE'S TAX STATUS
IDS Life is taxed as a life insurance company under the Code. For federal income tax purposes, the subaccounts are considered a part of IDS Life, although their operations are treated separately in accounting and financial statements. Investment income from the subaccounts is reinvested and becomes part of the subaccounts' value. This investment income, including realized capital gains, is not taxed to IDS Life, and therefore no charge is made against the subaccounts for federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance contracts or in IDS Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS
The death benefit is not considered part of the beneficiary's income and thus is not subject to federal income taxes. When the proceeds are paid on or after the youngest insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any pre-death proceeds received through full surrender, lapse, partial surrender, policy loan or assignment of policy value, or payment options may be subject to federal income tax as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount may also be subject to an additional 10% penalty tax if the policy is a modified endowment.

Source of proceeds                               Taxable portion of pre-death proceeds
------------------------------------------------------------------------------------------------------------------------------------
Full surrender:                                  Amount received plus any indebtedness, minus your investment in the policy.*

Lapse:                                           Any outstanding indebtedness minus your investment in the policy.*

Partial surrenders (modified endowments):        Lesser of: The amount received or policy value minus your investment in the policy.*

Policy loans and assignments (modified           Lesser of: The amount of the loan/assignment or policy value minus your investment
endowments):                                     in the policy.*

Partial surrenders (not modified endowments):    Generally, if the amount received is greater than your investment in the policy,*
                                                 the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

Policy loans and assignments (not modified       None.**
endowments):

Payment options:                                 If proceeds of the policy will be paid under one of the payment options, see the
                                                 "Payment option" section for tax information.
------------------------------------------------------------------------------------------------------------------------------------

 * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

** See "Lapse" under "Source of proceeds" above for explanation of tax treatment.


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45   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

MODIFIED ENDOWMENT CONTRACTS
In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

o you apply for it or materially change it on or after June 21, 1988 and

o the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

Increases in benefits: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds Payable upon Death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment with applicable tax implications even if you do not pay any further premiums.

Distributions affected: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

Serial purchase of modified endowments: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

Penalty tax: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

o    the distribution occurs after the owner attains age 59 1/2;

o the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7) or

o the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS
Interest paid on policy loans: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

Policy changes: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

Other taxes: Federal estate tax, state and local estate tax or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

Tax-deferred retirement plans: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

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46   AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE
     UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 70100 AXP Financial Center, Minneapolis, MN 55474.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, utilizing other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP
IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC). AEFC, a Delaware corporation, is a wholly-owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express(R) Funds, AEFC also manages investments for itself and its subsidiaries, American Express Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $199 billion.

STATE REGULATION
IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. IDS Life files an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically.

DISTRIBUTION OF THE POLICY
IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 95% of the initial target premium (annualized) for VUL IV in the first three years when the policy is sold, plus up to 3.5% of all premiums in excess of the target premium. For VUL IV -- ES, the commission is up to 85% of the initial target premium (annualized) in the first three years, plus 2.5% of all premiums in excess of the target premium. Each year, IDS Life pays a service fee of .125% or less of the policy value, net of indebtedness. IDS Life pays additional commissions if an increase in coverage occurs.

-------------------------------------------------------------------------------
47 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

LEGAL PROCEEDINGS
A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which IDS Life and its affiliates do business. IDS Life and its affiliates, like other life and health insurers, are involved in such litigation. IDS Life was a named defendant in three class action lawsuits of this nature. On December 13, 1996, an action entitled Lesa Benacquisto and Daniel Benacquisto v. IDS Life Insurance Company and American Express Financial Corporation was commenced in Minnesota state court. A second action, entitled Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert
v. IDS Life Insurance Company and American Express Financial Corporation was commenced in the same court on March 21, 1997. On October 13, 1998, an action entitled Richard W. and Elizabeth J. Thoresen v. American Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was also commenced in Minnesota state court. These three class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, IDS Life does not consider any lawsuits in which it is named as a defendant to be material.


EXPERTS
Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 2001 and 2000, and for each of the three years in the period ended Dec. 31, 2001, and the individual financial statements of the segregated asset subaccounts of the IDS Life Variable Life Separate Account -- American Express Variable Universal Life IV/American Express Variable Universal Life IV -- Estate Series at Dec. 31, 2001, and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

--------------------------------------------------------------------------------
48 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Management of IDS Life

DIRECTORS

Gumer C. Alvero

Director and Executive Vice President -- Annuities since March 2001. Vice President -- Variable Annuities, AEFC, since April 1998. Executive Assistant to President/CEO from April 1996 to April 1998.

Timothy V. Bechtold

Director and President since March 2001. Executive Vice President -- Risk Management Products from 1995 to 2001. Vice President -- Risk Management Products, AEFC, since 1995.

Barry J. Murphy

Director and Executive Vice President, Client Service, since March 1994. Director and Senior Vice President, AEFC, since May 1994.

Stephen W. Roszell
Director since January 2002. Senior Vice President -- Institutional Group, AEFC.

John T. Sweeney

Director and Executive Vice President -- Finance since January 2002. Vice President -- Lead Financial Officer Products, AEFC, since November 2000. Vice President and Controller -- Brokerage, AEFC, from November 1996 to November 2000.

OFFICERS OTHER THAN DIRECTORS

Philip C. Wentzel

Vice President and Controller since 1998; Vice President -- Finance, Risk Management Products, AEFC since 1997.

David L. Yowan

Vice President and Treasurer since April 2001. Senior Vice President and Assistant Treasurer of American Express Company since January 1999. Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

Timothy S. Meehan

Secretary since December 2000. Secretary of AEFC, American Express Financial Advisors Inc., IDS Life Series Fund, Inc. and AEFC since October 1995.

Teresa J. Rasmussen

Vice President and General Counsel since August 2000. Vice President and Assistant General Counsel, AEFC, since August 2000. Assistant Vice President, AEFC, from October 1995 to August 2000.

The address for all the directors and principal officers is: 70100 AXP Financial Center, Minneapolis, MN 55474.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

Other Information

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS
We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life will notify owners within five days of any substitution or change.

--------------------------------------------------------------------------------
49 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

VOTING RIGHTS
As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, -- for example, the election of directors -- all shares may vote together as one series. In those cases, all shares have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund --- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and therefore holds all voting rights. However, IDS Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

REPORTS
At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES
We receive ratings from independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the subaccounts of the policy. This information relates only to our general account and reflects our ability to make policy payouts and to pay death benefits and other distributions from the policy.

For detailed information on the agency rating given to IDS Life, contact your sales representative. Or view our current ratings by visiting the agency Web sites directly at:

A.M. Best                                           www.ambest.com
Fitch                                               www.fitchratings.com
Moody's                                             www.moodys.com/insurance

A.M. Best -- Rates insurance companies for their financial strength. Fitch (formerly Duff & Phelps) -- Rates insurance companies for their claims-paying ability.
Moody's -- Rates insurance companies for their financial strength.

Policy Illustrations

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

o    the annual rate of return of the fund is 0%, 6% or 12%.

o the cost of insurance rates and policy fees are current rates or guaranteed rates and fees.

o the specified amounts are $100,000 for VUL IV or $1,000,000 for VUL IV -- ES.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the Illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results also would differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule.

In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

--------------------------------------------------------------------------------
50 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

UNDERSTANDING THE ILLUSTRATIONS
Rates of return: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the fund as a whole but differed across portfolios.

Insured: assumes a male insurance age 35, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate.

Premiums: assumes a $900 premium is paid in full at the beginning of each policy year for VUL IV. Results would differ if premiums were paid on a different schedule and assumes a $9,000 premium is paid in full at the beginning of each policy year for VUL IV -- ES.

Policy loans and partial withdrawals: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES
The death benefit, policy value and cash surrender value reflect the following charges:

o    Premium expense charge: 5% of each premium payment.

o Cost of insurance charge and surrender charge for the assumed insured's insurance age, duration, sex and risk classification.

o Policy fee: $7.50 per month for VUL IV. $0 per month for VUL IV -- ES. The guaranteed policy fee is $7.50 per month for both.

o The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

o the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.68% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. This fee reflects applicable fund fee waivers and/or expense reimbursement arrangements and assumes that these arrangements will continue for the periods illustrated although this is not guaranteed. Without these arrangements, the assumed investment management fee would be 0.72% and the policy values shown in the following illustrations would be lower. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund expenses" in the "Loads, Fees and Charges" section of this prospectus for additional information;

o the 12b-1 fee, assumed to be equivalent to an annual rate of 0.17% of the fund's average daily net assets;

o the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually for the first 10 policy years. For years 11-20 this charge equals 0.45% for VUL IV and 0.30% for VUL IV -- ES. For years 21 and after, this charge equals 0.30% for VUL IV and 0.20% for VUL IV -- ES. We reserve the right to charge up to 0.9% for all policy years; and

o a nonadvisory expense charge assumed to be equivalent to an annual rate of 0.23% of each fund's average daily net assets for direct expenses incurred by the fund. The assumed nonadvisory expense charge reflects applicable fee waivers and/or expense reimbursement arrangements and assumes that these arrangements will continue for the periods illustrated although this is not guaranteed. Without these arrangements, the assumed nonadvisory expense charge would be 0.78% and the values shown in the following illustrations would be lower. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees, and Charges" section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

        Gross annual        Net annual rate           Net annual rate        Net annual rate               Net annual rate
        investment           of return for             of return for          of return for                of return for
        Rate          "Guaranteed costs assumed"  "Current costs assumed" "Current costs assumed"      "Current costs assumed"
                             illustration              illustration,          illustration,                 illustration,
                                                        years 1-10             years 11-20               years 21 and after
For VUL IV
         0%                   (1.98%)                    (1.98%)                  (1.53%)                       (1.38%)
         6                     4.02                       4.02                     4.47                          4.62
        12                    10.02                      10.02                    10.47                         10.62

        Gross annual        Net annual rate           Net annual rate        Net annual rate               Net annual rate
        investment           of return for             of return for          of return for                of return for
        Rate          "Guaranteed costs assumed"  "Current costs assumed" "Current costs assumed"      "Current costs assumed"
                             illustration              illustration,          illustration,                 illustration,
                                                        years 1-10             years 11-20               years 21 and after
For VUL IV -  ES
         0%                   (1.98%)                    (1.98%)                  (1.38%)                       (1.28%)
         6                     4.02                       4.02                     4.62                          4.72
        12                    10.02                      10.02                    10.62                         10.72

--------------------------------------------------------------------------------
51 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Taxes: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.

Illustration
-------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                      Male -- age 35                                    Current costs assumed
Death benefit Option 1                                    nonsmoker                                        Annual premium $900
-------------------------------------------------------------------------------------------------------------------------------
          Premium
        accumulated       Death benefit(1),(2)                  Policy value(1),(2)               Cash surrender value(1),(2)
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
-------------------------------------------------------------------------------------------------------------------------------
   1    $   945    $100,000   $100,000   $100,000          $  582   $   625    $    668           $   --    $    --  $     --
   2      1,937     100,000    100,000    100,000           1,144     1,266       1,394              243        365       493
   3      2,979     100,000    100,000    100,000           1,687     1,926       2,186              786      1,025     1,285
   4      4,073     100,000    100,000    100,000           2,210     2,602       3,046            1,309      1,701     2,145
   5      5,222     100,000    100,000    100,000           2,714     3,297       3,985            1,813      2,396     3,084

   6      6,428     100,000    100,000    100,000           3,201     4,013       5,012            2,480      3,293     4,291
   7      7,694     100,000    100,000    100,000           3,670     4,751       6,135            3,130      4,211     5,594
   8      9,024     100,000    100,000    100,000           4,117     5,506       7,358            3,757      5,145     6,998
   9     10,420     100,000    100,000    100,000           4,554     6,290       8,705            4,374      6,110     8,525
  10     11,886     100,000    100,000    100,000           4,972     7,096      10,179            4,972      7,096    10,179

  11     13,425     100,000    100,000    100,000           5,399     7,964      11,845            5,399      7,964    11,845
  12     15,042     100,000    100,000    100,000           5,802     8,853      13,672            5,802      8,853    13,672
  13     16,739     100,000    100,000    100,000           6,186     9,771      15,682            6,186      9,771    15,682
  14     18,521     100,000    100,000    100,000           6,542    10,710      17,888            6,542     10,710    17,888
  15     20,392     100,000    100,000    100,000           6,870    11,671      20,311            6,870     11,671    20,311

  16     22,356     100,000    100,000    100,000           7,167    12,651      22,972            7,167     12,651    22,972
  17     24,419     100,000    100,000    100,000           7,421    13,642      25,889            7,421     13,642    25,889
  18     26,585     100,000    100,000    100,000           7,640    14,650      29,099            7,640     14,650    29,099
  19     28,859     100,000    100,000    100,000           7,819    15,672      32,630            7,819     15,672    32,630
  20     31,247     100,000    100,000    100,000           7,952    16,704      36,518            7,952     16,704    36,518

age 60   45,102     100,000    100,000    100,000           7,930    22,149      63,401            7,930     22,149    63,401
age 65   62,785     100,000    100,000    132,494           6,366    27,787     108,602            6,366     27,787   108,602
-------------------------------------------------------------------------------------------------------------------------------

(1)    Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
52 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Illustration
-------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $1,000,000                    Male -- age 35                                     Current costs assumed
Death benefit Option 1                                    nonsmoker                                       Annual premium $9,000
-------------------------------------------------------------------------------------------------------------------------------
          Premium
        accumulated       Death benefit(1),(2)                  Policy value(1),(2)               Cash surrender value(1),(2)
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
-------------------------------------------------------------------------------------------------------------------------------
   1     $  9,450  $1,000,000 $1,000,000 $1,000,000      $  7,119   $  7,591  $    8,063       $    --    $     --   $       --
   2       19,373   1,000,000  1,000,000  1,000,000        14,106     15,497      16,946          5,096      6,487        7,936
   3       29,791   1,000,000  1,000,000  1,000,000        20,905     23,672      26,671         11,895     14,662       17,661
   4       40,731   1,000,000  1,000,000  1,000,000        27,493     32,098      37,292         18,483     23,088       28,282
   5       52,217   1,000,000  1,000,000  1,000,000        33,902     40,817      48,935         24,892     31,807       39,925

   6       64,278   1,000,000  1,000,000  1,000,000        40,080     49,784      61,646         32,872     42,576       54,438
   7       76,942   1,000,000  1,000,000  1,000,000        46,090     59,069      75,594         40,684     53,663       70,188
   8       90,239   1,000,000  1,000,000  1,000,000        51,878     68,629      90,850         48,274     65,025       87,246
   9      104,201   1,000,000  1,000,000  1,000,000        57,534     78,564     107,637         55,732     76,762      105,835
  10      118,861   1,000,000  1,000,000  1,000,000        62,978     88,805     126,029         62,978     88,805      126,029

  11      134,254   1,000,000  1,000,000  1,000,000        68,665     99,975     147,024         68,665     99,975      147,024
  12      150,417   1,000,000  1,000,000  1,000,000        74,093    111,494     170,112         74,093    111,494      170,112
  13      167,388   1,000,000  1,000,000  1,000,000        79,348    123,465     195,606         79,348    123,465      195,606
  14      185,207   1,000,000  1,000,000  1,000,000        84,354    135,832     223,700         84,354    135,832      223,700
  15      203,917   1,000,000  1,000,000  1,000,000        89,087    148,594     254,666         89,087    148,594      254,666

  16      223,563   1,000,000  1,000,000  1,000,000        93,580    161,804     288,858         93,580    161,804      288,858
  17      244,191   1,000,000  1,000,000  1,000,000        97,704    175,361     326,534         97,704    175,361      326,534
  18      265,851   1,000,000  1,000,000  1,000,000       101,519    189,343     368,147        101,519    189,343      368,147
  19      288,594   1,000,000  1,000,000  1,000,000       105,003    203,755     414,138        105,003    203,755      414,138
  20      312,473   1,000,000  1,000,000  1,000,000       108,109    218,581     464,990        108,109    218,581      464,990

age 60    451,021   1,000,000  1,000,000  1,096,297       117,848    300,712     818,132        117,848    300,712      818,132
age 65    627,847   1,000,000  1,000,000  1,713,768       114,932    396,757   1,404,728        114,932    396,757    1,404,728
-------------------------------------------------------------------------------------------------------------------------------

(1)    Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $9,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
53 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Illustration
-------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $100,000                      Male -- age 35                                  Guaranteed costs assumed
Death benefit Option 1                                    nonsmoker                                         Annual premium $900
-------------------------------------------------------------------------------------------------------------------------------
          Premium
        accumulated       Death benefit(1),(2)                  Policy value(1),(2)               Cash surrender value(1),(2)
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
-------------------------------------------------------------------------------------------------------------------------------
   1    $   945    $100,000   $100,000   $100,000          $  582    $   625    $   668          $   --    $    --    $    --
   2      1,937     100,000    100,000    100,000           1,144      1,266      1,394             243        365        493
   3      2,979     100,000    100,000    100,000           1,685      1,923      2,183             784      1,022      1,282
   4      4,073     100,000    100,000    100,000           2,201      2,593      3,036           1,300      1,692      2,135
   5      5,222     100,000    100,000    100,000           2,697      3,279      3,966           1,796      2,378      3,065

   6      6,428     100,000    100,000    100,000           3,167      3,977      4,972           2,446      3,256      4,251
   7      7,694     100,000    100,000    100,000           3,611      4,687      6,064           3,071      4,146      5,524
   8      9,024     100,000    100,000    100,000           4,031      5,410      7,251           3,671      5,049      6,891
   9     10,420     100,000    100,000    100,000           4,424      6,144      8,541           4,244      5,964      8,361
  10     11,886     100,000    100,000    100,000           4,788      6,887      9,941           4,788      6,887      9,941

  11     13,425     100,000    100,000    100,000           5,120      7,637     11,461           5,120      7,637     11,461
  12     15,042     100,000    100,000    100,000           5,422      8,395     13,114           5,422      8,395     13,114
  13     16,739     100,000    100,000    100,000           5,691      9,158     14,913           5,691      9,158     14,913
  14     18,521     100,000    100,000    100,000           5,926      9,925     16,871           5,926      9,925     16,871
  15     20,392     100,000    100,000    100,000           6,123     10,693     19,003           6,123     10,693     19,003

  16     22,356     100,000    100,000    100,000           6,279     11,459     21,325           6,279     11,459     21,325
  17     24,419     100,000    100,000    100,000           6,388     12,216     23,854           6,388     12,216     23,854
  18     26,585     100,000    100,000    100,000           6,446     12,960     26,610           6,446     12,960     26,610
  19     28,859     100,000    100,000    100,000           6,445     13,683     29,613           6,445     13,683     29,613
  20     31,247     100,000    100,000    100,000           6,381     14,380     32,890           6,381     14,380     32,890

age 60   45,102     100,000    100,000    100,000           4,877     17,221     54,583           4,877     17,221     54,583
age 65   62,785     100,000    100,000    109,874             376     17,883     90,061             376     17,883     90,061
-------------------------------------------------------------------------------------------------------------------------------

(1)    Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
54 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Illustration
-------------------------------------------------------------------------------------------------------------------------------
Initial specified amount $1,000,000                    Male -- age 35                                  Guaranteed costs assumed
Death benefit Option 1                                    nonsmoker                                       Annual premium $9,000
-------------------------------------------------------------------------------------------------------------------------------
          Premium
        accumulated       Death benefit(1),(2)                  Policy value(1),(2)               Cash surrender value(1),(2)
End of  with annual    assuming hypothetical gross          assuming hypothetical gross           assuming hypothetical gross
policy   interest      annual investment return of          annual investment return of           annual investment return of
year       at 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
-------------------------------------------------------------------------------------------------------------------------------
   1    $  9,450  $1,000,000  $1,000,000  $1,000,000      $ 6,619  $  7,074  $    7,531        $   --    $     --  $       --
   2      19,373   1,000,000   1,000,000   1,000,000       13,030    14,355      15,737          4,020      5,345       6,727
   3      29,791   1,000,000   1,000,000   1,000,000       19,209    21,823      24,660         10,199     12,813      15,650
   4      40,731   1,000,000   1,000,000   1,000,000       25,134    29,457      34,342         16,124     20,447      25,332
   5      52,217   1,000,000   1,000,000   1,000,000       30,838    37,297      44,897         21,828     28,287      35,887

   6      64,278   1,000,000   1,000,000   1,000,000       36,272    45,295      56,355         29,064     38,087      49,147
   7      76,942   1,000,000   1,000,000   1,000,000       41,440    53,461      68,815         36,034     48,055      63,409
   8      90,239   1,000,000   1,000,000   1,000,000       46,350    61,805      82,385         42,746     58,201      78,781
   9     104,201   1,000,000   1,000,000   1,000,000       50,979    70,308      97,155         49,177     68,506      95,353
  10     118,861   1,000,000   1,000,000   1,000,000       55,307    78,955     113,228         55,307     78,955     113,228

  11     134,254   1,000,000   1,000,000   1,000,000       59,313    87,726     130,719         59,313     87,726     130,719
  12     150,417   1,000,000   1,000,000   1,000,000       63,003    96,633     149,787         63,003     96,633     149,787
  13     167,388   1,000,000   1,000,000   1,000,000       66,359   105,658     170,580         66,359    105,658     170,580
  14     185,207   1,000,000   1,000,000   1,000,000       69,359   114,787     193,266         69,359    114,787     193,266
  15     203,917   1,000,000   1,000,000   1,000,000       71,983   124,002     218,034         71,983    124,002     218,034

  16     223,563   1,000,000   1,000,000   1,000,000       74,185   133,261     245,075         74,185    133,261     245,075
  17     244,191   1,000,000   1,000,000   1,000,000       75,918   142,521     274,606         75,918    142,521     274,606
  18     265,851   1,000,000   1,000,000   1,000,000       77,136   151,741     306,878         77,136    151,741     306,878
  19     288,594   1,000,000   1,000,000   1,000,000       77,765   160,850     342,157         77,765    160,850     342,157
  20     312,473   1,000,000   1,000,000   1,000,000       77,760   169,806     380,774         77,760    169,806     380,774

age 60   451,021   1,000,000   1,000,000   1,000,000       66,003   210,132     639,147         66,003    210,132     639,147
age 65   627,847   1,000,000   1,000,000   1,295,291       24,734   233,698   1,061,714         24,734    233,698   1,061,714
-------------------------------------------------------------------------------------------------------------------------------

(1)    Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $9,000 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

The above hypothetical investment results are illustrative only and you should not consider them to be a representation of past or future investment results. Actual investment results may be more or less than those shown. The death benefit, policy value and cash surrender value would be different from those shown if returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual policy years. We cannot represent that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

--------------------------------------------------------------------------------
55 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Key Terms

These terms can help you understand details about your policy.

Accumulation unit: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

Attained insurance age: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

Cash surrender value: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

Close of business: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

Code: The Internal Revenue Code of 1986, as amended.

Fixed account: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

Fixed account value: The portion of the policy value that you allocate to the fixed account, including indebtedness.

Funds: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS Life: In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

Insurance age: The insured's age, based upon his or her last birthday on the date of the application.

Insured: The person whose life is insured by the policy.

Minimum initial premium: The premium required to keep the minimum initial premium period in effect. We show the minimum initial premium in your policy.

Minimum initial premium period: A period of time during the early years of the policy when the policy will not lapse even if the cash surrender value is less than the amount needed to pay the monthly deduction. This feature is in effect if you meet certain premium payment requirements.

Monthly date: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

Net amount at risk: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

Net premium: The premium paid minus the premium expense charge.

No lapse guarantee (NLG): A feature of the policy guaranteeing the policy will remain in force even if the cash surrender value is insufficient to pay the monthly deduction. Each policy has the following three no lapse guarantee options:

o No Lapse Guarantee To Age 70 (NLG-70) guarantees the policy will not lapse before insured's attained insurance age 70 (or 10 policy years, if later).

     NLG-70 premium: The premium required to keep the NLG-70 in effect. The NLG-70 premium is shown in your policy. It depends on the insured's insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.

o No Lapse Guarantee To Age 100 (NLG-100) guarantees the policy will not lapse before the insured's attained insurance age 100.

     NLG-100 premium: The premium required to keep the NLG-100 in effect. The NLG-100 premium is shown in your policy. It depends on the insured's insurance age, duration, sex (unless unisex rates are required by law), risk classification, optional insurance benefits added by rider and the initial specified amount.

The feature is in effect if you meet certain premium requirements or unless indebtedness exceeds the policy value minus surrender charges.

Owner: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

Policy anniversary: The same day and month as the policy date each year the policy remains in force.

Policy date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

Policy value: The sum of the fixed account value plus the variable account value.

--------------------------------------------------------------------------------
56 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

Proceeds: The amount payable under the policy as follows:

o Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured's death, minus any indebtedness.

o Upon death of the insured on or after the insured has attained insurance age 100, proceeds will be the greater of:

     -- the policy value on the date of the insured's death minus any indebtedness on the date of the insured's death; or

     -- the policy value at the insured's attained insurance age 100 minus any indebtedness on the date of the insured's death.

o    On surrender of the policy, the proceeds will be the cash surrender value.

Risk classification: A group of insureds that IDS Life expects will have similar mortality experience.

Scheduled premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.

Specified amount: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

Subaccount(s): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

Surrender charge: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first ten years of the policy and for ten years after an increase in coverage.

Valuation date: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

Valuation period: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

Variable account: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

Variable account value: The sum of the values that you allocate to the subaccounts of the variable account.

/R>

--------------------------------------------------------------------------------
57 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statement of Assets and Liabilities (Unaudited)
                                                                         Segregated Asset Subaccounts
June 30, 2002                                          FBC          FBD           FCR         FCM              FDE            FEM
Assets
Investments in shares of mutual funds and
  portfolios:
    at cost                                        $3,238,786   $20,660,147   $1,089,725  $25,764,719     $25,746,122     $  897,680
                                                   ----------   -----------   ----------  -----------     -----------     ----------
    at market value                                $2,602,282   $20,313,426   $  896,665  $25,764,381     $24,070,745     $  848,505
Dividends receivable                                       --        76,255           --       22,382              --             --
Accounts receivable from IDS Life for
    contract purchase payments                            732        68,035        1,571       21,441         151,263         19,852
Receivable from mutual funds and portfolios
    for share redemptions                                  --            --           --           --              --             --
                                                   ----------   -----------   ----------  -----------     -----------     ----------
Total assets                                        2,603,014    20,457,716      898,236   25,808,204      24,222,008        868,357
                                                    =========    ==========      =======   ==========      ==========        =======
Liabilities
Payable to IDS Life for:
    Mortality and expense risk fee                      1,778        13,157          547       16,925          16,054            553
    Contract terminations                                  --            --           --           --              --             --
Payable to mutual funds and portfolios
    for investments purchased                              --            --           --           --              --             --
                                                   ----------   -----------   ----------  -----------     -----------     ----------
Total liabilities                                       1,778        13,157          547       16,925          16,054            553
                                                   ----------   -----------   ----------  -----------     -----------     ----------
Net assets applicable to contracts
    in accumulation period                         $2,601,236   $20,444,559   $  897,689  $25,791,279     $24,205,954     $  867,804
                                                   ==========   ===========   ==========  ===========     ===========     ==========
Accumulation units outstanding                      4,054,491    17,763,491    1,516,596   24,291,233      25,986,848      1,134,580
                                                    =========    ==========    =========   ==========      ==========      =========
Net asset value per accumulation unit              $     0.64   $      1.15   $     0.59  $      1.06     $      0.93     $     0.76
                                                   ==========   ===========   ==========  ===========     ===========     ==========

See accompanying notes to financial statements.

----------------------------------------------------------------------------
58 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statement of Assets and Liabilities (Unaudited)
                                                                         Segregated Asset Subaccounts
June 30, 2002 (continued)                        FEX          FFI           FGB            FGR           FIE            FMF
Assets
Investments in shares of mutual funds and
  portfolios:
    at cost                                 $13,419,883    $6,989,943   $3,146,999     $15,014,562   $1,571,570     $3,615,818
                                            -----------    ----------   ----------     -----------   ----------     ----------
    at market value                         $11,584,862    $7,027,842   $3,268,273     $10,010,150   $1,304,534     $3,030,908
Dividends receivable                             85,684        16,209        6,296              --           --             --
Accounts receivable from IDS Life
    for contract purchase payments                   --       104,944       27,989          55,960        2,127         34,412
Receivable from mutual funds and
    portfolios for share redemptions                 --            --           --              --           --             --
                                            -----------    ----------   ----------     -----------   ----------     ----------
Total assets                                 11,670,546     7,148,995    3,302,558      10,066,110    1,306,661      3,065,320
                                             ==========     =========    =========      ==========    =========      =========
Liabilities
Payable to IDS Life for:
    Mortality and expense risk fee                7,894         4,579        2,013           6,841          890          2,063
    Contract terminations                        23,727            --           --              --           --             --
Payable to mutual funds and portfolios
    for investments purchased                        --            --           --              --           --             --
                                            -----------    ----------   ----------     -----------   ----------     ----------
Total liabilities                                31,621         4,579        2,013           6,841          890          2,063
                                            -----------    ----------   ----------     -----------   ----------     ----------
Net assets applicable to contracts
    in accumulation period                  $11,638,925    $7,144,416   $3,300,545     $10,059,269   $1,305,771     $3,063,257
                                            ===========    ==========   ==========     ===========   ==========     ==========
Accumulation units outstanding               13,422,049     6,196,549    2,890,422      23,413,270    2,195,605      3,923,222
                                             ==========     =========    =========      ==========    =========      =========
Net asset value per accumulation unit       $      0.87    $     1.15   $     1.14     $      0.43   $     0.59     $     0.78
                                            ===========    ==========   ==========     ===========   ==========     ==========

See accompanying notes to financial statements.

----------------------------------------------------------------------------
59 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statement of Assets and Liabilities (Unaudited)
                                                                         Segregated Asset Subaccounts
June 30, 2002 (continued)                        FND          FIV           FSM           FSA           FSB            FRE
Assets
Investments in shares of mutual funds and
  portfolios:
    at cost                                $107,729,561   $16,865,166   $5,946,692    $ 8,551,932   $1,728,827    $13,660,668
                                           ------------   -----------   ----------    -----------   ----------    -----------
    at market value                        $ 83,905,393   $14,461,663   $5,875,390    $ 4,952,893   $1,531,445    $14,758,611
Dividends receivable                                 --            --           --             --           --             --
Accounts receivable from IDS Life
    for contract purchase payments              107,260        31,049       16,224          7,011       14,972         78,642
Receivable from mutual funds and
    portfolios for share redemptions                 --            --           --             --        1,011          9,481
                                           ------------   -----------   ----------    -----------   ----------    -----------
Total assets                                 84,012,653    14,492,712    5,891,614      4,959,904    1,547,428     14,846,734
                                             ==========    ==========    =========      =========    =========     ==========
Liabilities
Payable to IDS Life for:
    Mortality and expense risk fee               57,175         9,707        3,959          3,393        1,011          9,481
    Contract terminations                            --            --           --             --           --             --
Payable to mutual funds and portfolios
    for investments purchased                        --            --           --             --       14,972         78,642
                                           ------------   -----------   ----------    -----------   ----------    -----------
Total liabilities                                57,175         9,707        3,959          3,393       15,983         88,123
                                           ------------   -----------   ----------    -----------   ----------    -----------
Net assets applicable to contracts
    in accumulation period                 $ 83,955,478   $14,483,005   $5,887,655    $ 4,956,511   $1,531,445    $14,758,611
                                           ============   ===========   ==========    ===========   ==========    ===========
Accumulation units outstanding              112,673,963    21,369,839    6,577,114     11,224,088    1,863,795     10,633,668
                                            ===========    ==========    =========     ==========    =========     ==========
Net asset value per accumulation unit      $       0.75   $      0.68   $     0.90    $      0.44   $     0.82    $      1.39
                                           ============   ===========   ==========    ===========   ==========    ===========

See accompanying notes to financial statements.

----------------------------------------------------------------------------
60 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statement of Assets and Liabilities (Unaudited)
                                                                     Segregated Asset Subaccounts
June 30, 2002 (continued)                        FSV          FUE            FMC            FGT            FIG           FIP
Assets
Investments in shares of mutual funds and
  portfolios:
    at cost                                  $7,566,500   $ 8,562,927    $25,166,833    $ 9,944,074   $24,571,843     $4,981,573
                                             ----------   -----------    -----------    -----------   -----------     ----------
    at market value                          $7,800,516   $ 7,197,133    $26,212,635    $ 4,827,761   $19,691,225     $4,758,821
Dividends receivable                                 --            --             --             --            --             --
Accounts receivable from IDS Life for
    contract purchase payments                   25,639            --        169,241             --        13,665         36,356
Receivable from mutual funds and
    portfolios for share redemptions              4,989        15,770         16,954         34,079        13,213          3,151
                                             ----------   -----------    -----------    -----------   -----------     ----------
Total assets                                  7,831,144     7,212,903     26,398,830      4,861,840    19,718,103      4,798,328
                                              =========     =========     ==========      =========    ==========      =========
Liabilities
Payable to IDS Life for:
    Mortality and expense risk fee                4,989         4,780         16,954          3,245        13,213          3,151
    Contract terminations                            --        10,990             --         30,834            --             --
Payable to mutual funds and portfolios
    for investments purchased                    25,639            --        169,241             --        13,665         36,356
                                             ----------   -----------    -----------    -----------   -----------     ----------
Total liabilities                                30,628        15,770        186,195         34,079        26,878         39,507
                                             ----------   -----------    -----------    -----------   -----------     ----------
Net assets applicable to contracts
    in accumulation period                   $7,800,516   $ 7,197,133    $26,212,635    $ 4,827,761   $19,691,225     $4,758,821
                                             ==========   ===========    ===========    ===========   ===========     ==========
Accumulation units outstanding                5,750,392    10,646,066     18,558,846     15,428,661    35,500,811      6,524,915
                                              =========    ==========     ==========     ==========    ==========      =========
Net asset value per accumulation unit        $     1.36   $      0.68    $      1.41    $      0.31   $      0.55     $     0.73
                                             ==========   ===========    ===========    ===========   ===========     ==========

See accompanying notes to financial statements.

----------------------------------------------------------------------------
61 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statement of Assets and Liabilities (Unaudited)
                                                                            Segregated Asset Subaccounts
June 30, 2002 (continued)                                   FGW           FDS            FVS              FIC          FSP
Assets
Investments in shares of mutual funds and portfolios:
    at cost                                            $18,492,178    $18,793,113    $12,771,874    $ 9,771,579    $19,408,565
                                                       -----------    -----------    -----------    -----------    -----------
    at market value                                    $14,543,929    $15,699,933    $ 8,277,080    $ 8,704,736    $18,720,734
Dividends receivable                                            --             --             --             --             --
Accounts receivable from IDS Life for
    contract purchase payments                              72,601         11,695             --         39,920         80,255
Receivable from mutual funds and
    portfolios for share redemptions                         9,587         10,358         11,016          5,733         12,175
                                                       -----------    -----------    -----------    -----------    -----------
Total assets                                            14,626,117     15,721,986      8,288,096      8,750,389     18,813,164
                                                        ==========     ==========      =========      =========     ==========
Liabilities
Payable to IDS Life for:
    Mortality and expense risk fee                           9,587         10,358          5,508          5,733         12,175
    Contract terminations                                       --             --          5,508             --             --
Payable to mutual funds and portfolios
    for investments purchased                               72,601         11,695             --         39,920         80,255
                                                       -----------    -----------    -----------    -----------    -----------
Total liabilities                                           82,188         22,053         11,016         45,653         92,430
                                                       -----------    -----------    -----------    -----------    -----------
Net assets applicable to contracts
    in accumulation period                             $14,543,929    $15,699,933    $ 8,277,080    $ 8,704,736    $18,720,734
                                                       ===========    ===========    ===========    ===========    ===========
Accumulation units outstanding                          25,898,394     21,483,127     17,288,702     14,294,557     17,150,923
                                                        ==========     ==========     ==========     ==========     ==========
Net asset value per accumulation unit                  $      0.56    $      0.73    $      0.48    $      0.61    $      1.09
                                                       ===========    ===========    ===========    ===========    ===========

See accompanying notes to financial statements.

----------------------------------------------------------------------------
62 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                              Segregated Asset Subaccounts
Six months ended June 30, 2002                           FBC          FBD         FCR           FCM            FDE         FEM
Investment income
Dividend income from mutual funds and portfolios     $   8,524    $ 390,749    $  55,096    $   148,142    $   204,565   $     --
Variable account expenses                               11,340       72,690        3,238        104,586         86,701      2,306
                                                        ------       ------        -----        -------         ------      -----
Investment income (loss) -- net                         (2,816)     318,059       51,858         43,556        117,864     (2,306)
                                                        ======      =======       ======         ======        =======     ======
Realized and unrealized gain (loss)
    on investments -- net
Realized gain (loss) on sales of investments
    in mutual funds and portfolios:
      Proceeds from sales                               86,273      355,595       41,196     10,572,223        142,923      8,654
      Cost of investments sold                          99,937      358,365       46,289     10,572,413        139,501      8,336
                                                        ------      -------       ------     ----------        -------      -----
Net realized gain (loss) on sales of
    investments                                        (13,664)      (2,770)      (5,093)          (190)         3,422        318
Distributions from capital gains                            --           --           --             --             --         --
Net change in unrealized appreciation or
    depreciation of investments                       (358,783)    (274,314)    (162,730)           196     (1,883,125)   (42,212)
                                                      --------     --------     --------            ---     ----------    -------
Net gain (loss) on investments                        (372,447)    (277,084)    (167,823)             6     (1,879,703)   (41,894)
                                                      --------     --------     --------              -     ----------    -------
Net increase (decrease) in net assets
    resulting from operations                        $(375,263)   $  40,975    $(115,965)   $    43,562    $(1,761,839)  $(44,200)
                                                     =========    =========    =========    ===========    ===========   ========

See accompanying notes to financial statements.

Statements of Operations (Unaudited)
                                                                              Segregated Asset Subaccounts
Six months ended June 30, 2002 (continued)              FEX          FFI         FGB           FGR            FIE         FMF
Investment income
Dividend income from mutual funds and
  portfolios                                       $   371,773     $ 81,611     $ 43,086    $        --       $  8,082  $ 228,249
Variable account expenses                               43,074       24,612        9,749         43,991          5,080     12,505
                                                        ------       ------        -----         ------          -----     ------
Investment income (loss) -- net                        328,699       56,999       33,337        (43,991)         3,002    215,744
                                                       =======       ======       ======        =======          =====    =======
Realized and unrealized gain (loss) on
    investments -- net
Realized gain (loss) on sales of investments
    in mutual funds and portfolios:
      Proceeds from sales                              240,529      657,094       95,608        249,888        140,187    424,200
      Cost of investments sold                         259,006      659,168       96,196        341,880        176,381    476,588
                                                       -------      -------       ------        -------        -------    -------
Net realized gain (loss) on sales of
    investments                                        (18,477)      (2,074)        (588)       (91,992)       (36,194)   (52,388)
Distributions from capital gains                            --           --           --             --             --         --
Net change in unrealized appreciation
    or depreciation of investments                  (1,520,901)      55,789      129,297     (1,951,001)        12,385   (410,710)
                                                    ----------       ------      -------     ----------         ------   --------
Net gain (loss) on investments                      (1,539,378)      53,715      128,709     (2,042,993)       (23,809)  (463,098)
                                                    ----------       ------      -------     ----------        -------   --------
Net increase (decrease) in net assets
    resulting from operations                      $(1,210,679)    $110,714     $162,046    $(2,086,984)      $(20,807) $(247,354)
                                                   ===========     ========     ========    ===========       ========  =========

See accompanying notes to financial statements.

----------------------------------------------------------------------------
63 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                              Segregated Asset Subaccounts
Six months ended June 30, 2002 (continued)                FND          FIV         FSM           FSA            FSB           FRE
Investment income
Dividend income from mutual funds and
    portfolios                                    $    237,936  $    47,540    $      --    $        --      $      --   $  361,064
Variable account expenses                              353,506       54,278       22,270         24,139          5,967       45,198
                                                       -------       ------       ------         ------          -----       ------
Investment income (loss) -- net                       (115,570)      (6,738)     (22,270)       (24,139)        (5,967)     315,866
                                                      ========       ======      =======        =======         ======      =======
Realized and unrealized gain (loss) on
    investments -- net
Realized gain (loss) on sales of investments
    in mutual funds and portfolios:
      Proceeds from sales                              378,372      115,027       59,347        512,635         35,494           --
      Cost of investments sold                         451,301      125,153       57,431        774,370         38,430           --
                                                       -------      -------       ------        -------         ------          ----
Net realized gain (loss) on sales of investments       (72,929)     (10,126)       1,916       (261,735)        (2,936)          --
Distributions from capital gains                            --           --           --             --             --           --
Net change in unrealized appreciation or
    depreciation of investments                    (11,538,344)  (1,994,424)    (172,279)    (1,167,354)      (116,839)     844,341
                                                   -----------   ----------     --------     ----------       --------      -------
Net gain (loss) on investments                     (11,611,273)  (2,004,550)    (170,363)    (1,429,089)      (119,775)     844,341
                                                   -----------   ----------     --------     ----------       --------      -------
Net increase (decrease) in net assets
    resulting from operations                     $(11,726,843) $(2,011,288)   $(192,633)   $(1,453,228)     $(125,742)  $1,160,207
                                                  ============  ===========    =========    ===========      =========   ==========

See accompanying notes to financial statements.

Statements of Operations (Unaudited)
                                                                              Segregated Asset Subaccounts
Six months ended June 30, 2002 (continued)                FSV          FUE         FMC           FGT            FIG           FIP
Investment income
Dividend income from mutual funds and
    portfolios                                        $ 25,650  $        --     $     --    $        --    $    71,934     $     --
Variable account expenses                               25,053       27,865       82,795         24,169         79,829       17,249
                                                        ------       ------       ------         ------         ------       ------
Investment income (loss) -- net                            597      (27,865)     (82,795)       (24,169)        (7,895)     (17,249)
                                                           ===      =======      =======        =======         ======      =======
Realized and unrealized gain (loss) on
    investments -- net
Realized gain (loss) on sales of investments
    in mutual funds and portfolios:
      Proceeds from sales                               14,105      158,449           --        167,861         91,707       49,278
      Cost of investments sold                          12,316      174,819           --        317,206        109,093       53,765
                                                        ------      -------         ----        -------        -------       ------
Net realized gain (loss) on sales of investments         1,789      (16,370)          --       (149,345)       (17,386)      (4,487)
Distributions from capital gains                       179,418           --           --             --             --           --
Net change in unrealized appreciation or
    depreciation of investments                          6,799   (1,049,336)     908,994     (1,788,715)    (2,455,948)      58,090
                                                         -----   ----------      -------     ----------     ----------       ------
Net gain (loss) on investments                         188,006   (1,065,706)     908,994     (1,938,060)    (2,473,334)      53,603
                                                       -------   ----------      -------     ----------     ----------       ------
Net increase (decrease) in net assets
    resulting from operations                         $188,603  $(1,093,571)    $826,199    $(1,962,229)   $(2,481,229)    $ 36,354
                                                      ========  ===========     ========    ===========    ===========     ========

See accompanying notes to financial statements.

----------------------------------------------------------------------------
64 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations (Unaudited)
                                                                      Segregated Asset Subaccounts
Six months ended June 30, 2002 (continued)                FGW          FDS         FVS            FIC            FSP
Investment income
Dividend income from mutual funds and portfolios     $        --   $        --    $        --     $     --    $        --
Variable account expenses                                 59,734        62,618         38,101       29,128         64,982
                                                          ------        ------         ------       ------         ------
Investment income (loss) -- net                          (59,734)      (62,618)       (38,101)     (29,128)       (64,982)
                                                         =======       =======        =======      =======        =======
Realized and unrealized gain (loss) on
    investments -- net
Realized gain (loss) on sales of investments
    in mutual funds and portfolios:
      Proceeds from sales                                 18,114        11,725        177,718           --             --
      Cost of investments sold                            20,550        14,316        246,798           --             --
                                                      ----------    ----------     ----------      -------     ----------
Net realized gain (loss) on sales of investments          (2,436)       (2,591)       (69,080)          --             --
Distributions from capital gains                              --            --             --           --             --
Net change in unrealized appreciation or
    depreciation of investments                       (2,808,242)   (3,162,570)    (1,818,678)     323,853     (1,303,563)
                                                      ----------    ----------     ----------      -------     ----------
Net gain (loss) on investments                        (2,810,678)   (3,165,161)    (1,887,758)     323,853     (1,303,563)
                                                      ----------    ----------     ----------      -------     ----------
Net increase (decrease) in net assets
    resulting from operations                        $(2,870,412)  $(3,227,779)   $(1,925,859)    $294,725    $(1,368,545)
                                                     ===========   ===========    ===========     ========    ===========

See accompanying notes to financial statements.

----------------------------------------------------------------------------
65 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                            Segregated Asset Subaccounts
Six months ended June 30, 2002                        FBC          FBD         FCR            FCM            FDE           FEM
Operations
Investment income (loss) -- net                 $   (2,816) $   318,059   $   51,858     $    43,556    $   117,864   $   (2,306)
Net realized gain (loss) on sales of
    investments                                    (13,664)      (2,770)      (5,093)           (190)         3,422          318
Distributions from capital gains                        --           --           --              --             --           --
Net change in unrealized appreciation or
    depreciation of investments                   (358,783)    (274,314)    (162,730)            196     (1,883,125)     (42,212)
                                                  --------     --------     --------             ---     ----------      -------
Net increase (decrease) in net assets
    resulting from operations                     (375,263)      40,975     (115,965)         43,562     (1,761,839)     (44,200)
                                                  ========       ======     ========          ======     ==========      =======
Contract transactions
Contract purchase payments                         444,103    2,258,296      162,849       9,174,391      2,719,011      107,329
Net transfers(1)                                   268,293    5,577,765      267,920      (4,450,582)     9,210,837      537,372
Transfers for policy loans                          (7,466)     (70,829)         812         199,627         (8,004)         576
Policy charges                                     (82,931)    (571,526)     (31,790)     (1,476,390)      (445,891)     (12,604)
Contract terminations:
    Surrender benefits                             (15,258)    (258,071)      (9,897)       (557,444)      (168,010)        (926)
    Death benefits                                      --           --           --          (5,398)       (13,757)          --
                                                   -------    ---------      -------       ---------     ----------      -------
Increase (decrease) from contract transactions     606,741    6,935,635      389,894       2,884,204     11,294,186      631,747
                                                   -------    ---------      -------       ---------     ----------      -------
Net assets at beginning of year                  2,369,758   13,467,949      623,760      22,863,513     14,673,607      280,257
                                                 ---------   ----------      -------      ----------     ----------      -------
Net assets at end of period                     $2,601,236  $20,444,559   $  897,689     $25,791,279    $24,205,954   $  867,804
                                                ==========  ===========   ==========     ===========    ===========   ==========
Accumulation unit activity
Units outstanding at beginning of year           3,208,105   11,757,707      904,089      21,573,484     14,694,932      369,932
Contract purchase payments                         624,943    1,957,675      248,436       8,648,265      2,724,658      130,967
Net transfers(1)                                   370,568    4,857,347      425,862      (4,196,370)     9,205,938      649,373
Transfers for policy loans                         (10,672)     (61,233)       1,279         188,131         (9,446)         816
Policy charges                                    (115,029)    (515,941)     (47,447)     (1,358,152)      (444,417)     (15,088)
Contract terminations:
    Surrender benefits                             (23,424)    (232,064)     (15,623)       (559,039)      (171,544)      (1,420)
    Death benefits                                      --           --           --          (5,086)       (13,273)          --
                                                   -------    ---------      -------       ---------     ----------      -------
Units outstanding at end of period               4,054,491   17,763,491    1,516,596      24,291,233     25,986,848    1,134,580
                                                 =========   ==========    =========      ==========     ==========    =========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.

See accompanying notes to financial statements.

----------------------------------------------------------------------------
66 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                     Segregated Asset Subaccounts
Six months ended June 30, 2002 (continued)              FEX          FFI         FGB            FGR            FIE           FMF
Operations
Investment income (loss) -- net                  $   328,699   $   56,999   $   33,337     $   (43,991)    $    3,002   $  215,744
Net realized gain (loss) on sales of investments     (18,477)      (2,074)        (588)        (91,992)       (36,194)     (52,388)
Distributions from capital gains                          --           --           --              --             --           --
Net change in unrealized appreciation or
    depreciation of investments                   (1,520,901)      55,789      129,297      (1,951,001)        12,385     (410,710)
                                                  ----------       ------      -------      ----------         ------     --------
Net increase (decrease) in net assets
    resulting from operations                     (1,210,679)     110,714      162,046      (2,086,984)       (20,807)    (247,354)
                                                  ==========      =======      =======      ==========        =======     ========
Contract transactions
Contract purchase payments                         1,221,553    1,179,879      363,974       2,175,737        297,333      463,143
Net transfers(1)                                   4,824,026    1,373,086    1,203,516         703,261         96,205      269,700
Transfers for policy loans                           (64,364)     (23,860)     (36,521)        (21,867)        (3,795)      (8,263)
Policy charges                                      (222,233)    (210,166)     (47,694)       (350,858)       (45,199)    (120,539)
Contract terminations:
    Surrender benefits                               (59,547)     (97,876)      (1,906)        (52,568)       (11,238)     (31,088)
    Death benefits                                        --           --           --              --             --           --
                                                   ---------    ---------    ---------       ---------        -------      -------
Increase (decrease) from contract transactions     5,699,435    2,221,063    1,481,369       2,453,705        333,306      572,953
                                                   ---------    ---------    ---------       ---------        -------      -------
Net assets at beginning of year                    7,150,169    4,812,639    1,657,130       9,692,548        993,272    2,737,658
                                                   ---------    ---------    ---------       ---------        -------    ---------
Net assets at end of period                      $11,638,925   $7,144,416   $3,300,545     $10,059,269     $1,305,771   $3,063,257
                                                 ===========   ==========   ==========     ===========     ==========   ==========
Accumulation unit activity
Units outstanding at beginning of year             7,416,277    4,256,663    1,540,868      18,389,620      1,636,061    3,220,759
Contract purchase payments                         1,292,619    1,034,909      334,742       4,467,481        498,836      563,249
Net transfers(1)                                   5,083,266    1,199,617    1,095,537       1,475,703        161,979      334,686
Transfers for policy loans                           (67,353)     (20,885)     (33,711)        (45,264)        (6,422)     (10,084)
Policy charges                                      (234,794)    (186,637)     (45,067)       (711,120)       (60,416)    (140,100)
Contract terminations:
    Surrender benefits                               (67,966)     (87,118)      (1,947)       (163,150)       (34,433)     (45,288)
    Death benefits                                        --           --           --              --             --           --
                                                   ---------    ---------    ---------       ---------        -------      -------
Units outstanding at end of period                13,422,049    6,196,549    2,890,422      23,413,270      2,195,605    3,923,222
                                                  ==========    =========    =========      ==========      =========    =========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.

See accompanying notes to financial statements.

----------------------------------------------------------------------------
67 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                               Segregated Asset Subaccounts
Six months ended June 30, 2002 (continued)                FND           FIV          FSM          FSA            FSB         FRE
Operations
Investment income (loss) -- net                   $   (115,570)  $    (6,738)   $  (22,270)  $   (24,139)  $   (5,967)  $   315,866
Net realized gain (loss) on sales of investments       (72,929)      (10,126)        1,916      (261,735)      (2,936)           --
Distributions from capital gains                            --            --            --            --           --            --
Net change in unrealized appreciation or
    depreciation of investments                    (11,538,344)   (1,994,424)     (172,279)   (1,167,354)    (116,839)      844,341
                                                   -----------    ----------      --------    ----------     --------       -------
Net increase (decrease) in net assets
    resulting from operations                      (11,726,843)   (2,011,288)     (192,633)   (1,453,228)    (125,742)    1,160,207
                                                   ===========    ==========      ========    ==========     ========     =========
Contract transactions
Contract purchase payments                          13,193,569     2,086,027       854,273     1,198,207      239,361     1,685,154
Net transfers(1)                                    14,936,757     5,435,248     1,471,130      (239,952)     405,593     5,457,231
Transfers for policy loans                            (166,338)        9,965       (28,791)      (26,745)         357       (26,590)
Policy charges                                      (2,578,244)     (342,822)     (122,833)     (218,578)     (37,273)     (248,342)
Contract terminations:
    Surrender benefits                                (609,726)     (105,182)      (28,507)      (36,303)     (17,315)      (70,191)
    Death benefits                                     (40,727)           --            --            --           --            --
                                                    ----------     ---------     ---------       -------      -------     ---------
Increase (decrease) from contract transactions      24,735,291     7,083,236     2,145,272       676,629      590,723     6,797,262
                                                    ----------     ---------     ---------       -------      -------     ---------
Net assets at beginning of year                     70,947,030     9,411,057     3,935,016     5,733,110    1,066,464     6,801,142
                                                    ----------     ---------     ---------     ---------    ---------     ---------
Net assets at end of period                       $ 83,955,478   $14,483,005    $5,887,655   $ 4,956,511   $1,531,445   $14,758,611
                                                  ============   ===========    ==========   ===========   ==========   ===========
Accumulation unit activity
Units outstanding at beginning of year              82,787,454    11,971,050     4,264,159     9,944,622    1,189,738     5,495,055
Contract purchase payments                          16,025,047     2,775,251       924,440     2,293,778      273,682     1,278,364
Net transfers(1)                                    18,169,711     7,209,126     1,588,459      (461,040)     474,107     4,168,079
Transfers for policy loans                            (202,990)       12,116       (31,344)      (52,340)         399       (21,764)
Policy charges                                      (3,126,571)     (443,518)     (132,646)     (393,876)     (52,991)     (226,127)
Contract terminations:
    Surrender benefits                                (930,179)     (154,186)      (35,954)     (107,056)     (21,140)      (59,939)
    Death benefits                                     (48,509)           --            --            --           --            --
                                                    ----------     ---------     ---------       -------      -------     ---------
Units outstanding at end of period                 112,673,963    21,369,839     6,577,114    11,224,088    1,863,795    10,633,668
                                                   ===========    ==========     =========    ==========    =========    ==========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.

See accompanying notes to financial statements.

----------------------------------------------------------------------------
68 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                                Segregated Asset Subaccounts
Six months ended June 30, 2002 (continued)              FSV           FUE           FMC          FGT           FIG           FIP
Operations
Investment income (loss) -- net                   $      597   $   (27,865)   $   (82,795)  $   (24,169)  $    (7,895)  $  (17,249)
Net realized gain (loss) on sales of investments       1,789       (16,370)            --      (149,345)      (17,386)      (4,487)
Distributions from capital gains                     179,418            --             --            --            --           --
Net change in unrealized appreciation or
    depreciation of investments                        6,799    (1,049,336)       908,994    (1,788,715)   (2,455,948)      58,090
                                                       -----    ----------        -------    ----------    ----------       ------
Net increase (decrease) in net assets
    resulting from operations                        188,603    (1,093,571)       826,199    (1,962,229)   (2,481,229)      36,354
                                                     =======    ==========        =======    ==========    ==========       ======
Contract transactions
Contract purchase payments                           687,290     1,272,312      2,906,019     1,130,494     2,929,106      609,740
Net transfers(1)                                   3,256,257     2,329,613     11,025,256        85,790     4,141,639    1,214,611
Transfers for policy loans                            (2,763)       (6,280)       (26,314)       (9,173)      (24,145)     (10,678)
Policy charges                                      (123,845)     (159,293)      (426,705)     (174,556)     (466,211)     (72,866)
Contract terminations:
    Surrender benefits                               (51,779)      (77,198)      (187,915)      (36,441)     (165,361)     (29,005)
    Death benefits                                        --            --             --          (100)       (2,820)          --
                                                   ---------     ---------     ----------       -------     ---------    ---------
Increase (decrease) from contract transactions     3,765,160     3,359,154     13,290,341       996,014     6,412,208    1,711,802
                                                   ---------     ---------     ----------       -------     ---------    ---------
Net assets at beginning of year                    3,846,753     4,931,550     12,096,095     5,793,976    15,760,246    3,010,665
                                                   ---------     ---------     ----------     ---------    ----------    ---------
Net assets at end of period                       $7,800,516   $ 7,197,133    $26,212,635   $ 4,827,761   $19,691,225   $4,758,821
                                                  ==========   ===========    ===========   ===========   ===========   ==========
Accumulation unit activity
Units outstanding at beginning of year             3,004,254     6,233,984      9,095,024    12,968,976    24,849,108    4,159,385
Contract purchase payments                           503,988     1,673,782      2,078,087     2,898,868     4,878,100      841,567
Net transfers(1)                                   2,374,022     3,063,221      7,844,299       190,659     7,054,518    1,678,752
Transfers for policy loans                            (2,335)       (8,072)       (18,549)      (22,993)      (39,590)     (14,724)
Policy charges                                       (89,625)     (202,932)      (298,523)     (474,971)     (937,107)     (96,913)
Contract terminations:
    Surrender benefits                               (39,912)     (113,917)      (141,492)     (131,633)     (299,599)     (43,152)
    Death benefits                                        --            --             --          (245)       (4,619)          --
                                                   ---------     ---------     ----------       -------     ---------    ---------
Units outstanding at end of period                 5,750,392    10,646,066     18,558,846    15,428,661    35,500,811    6,524,915
                                                   =========    ==========     ==========    ==========    ==========    =========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.

See accompanying notes to financial statements.

----------------------------------------------------------------------------
69 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets (Unaudited)
                                                                           Segregated Asset Subaccounts
Six months ended June 30, 2002 (continued)                FGW          FDS         FVS            FIC            FSP
Operations
Investment income (loss) -- net                     $   (59,734)  $   (62,618)   $   (38,101)  $   (29,128)   $   (64,982)
Net realized gain (loss) on sales of investments         (2,436)       (2,591)       (69,080)           --             --
Distributions from capital gains                             --            --             --            --             --
Net change in unrealized appreciation or
    depreciation of investments                      (2,808,242)   (3,162,570)    (1,818,678)      323,853     (1,303,563)
                                                     ----------    ----------     ----------       -------     ----------
Net increase (decrease) in net assets
    resulting from operations                        (2,870,412)   (3,227,779)    (1,925,859)      294,725     (1,368,545)
                                                     ==========    ==========     ==========       =======     ==========
Contract transactions
Contract purchase payments                            2,165,087     2,425,927      1,814,076     1,219,825      2,541,729
Net transfers(1)                                      4,309,618     4,983,855        341,237     2,655,031      8,221,782
Transfers for policy loans                              (20,483)      (49,056)       (20,754)      (10,413)       (59,411)
Policy charges                                         (342,737)     (376,496)      (275,420)     (138,462)      (346,079)
Contract terminations:
    Surrender benefits                                 (222,703)     (139,188)       (59,494)      (41,395)      (181,076)
    Death benefits                                       (3,554)         (105)          (110)           --             --
                                                      ---------     ---------      ---------     ---------     ----------
Increase (decrease) from contract transactions        5,885,228     6,844,937      1,799,535     3,684,586     10,176,945
                                                      ---------     ---------      ---------     ---------     ----------
Net assets at beginning of year                      11,529,113    12,082,775      8,403,404     4,725,425      9,912,334
                                                     ----------    ----------      ---------     ---------      ---------
Net assets at end of period                         $14,543,929   $15,699,933    $ 8,277,080   $ 8,704,736    $18,720,734
                                                    -----------   -----------    -----------   -----------    -----------
Accumulation unit activity
Units outstanding at beginning of year               16,763,506    13,315,317     14,086,969     8,156,564      8,497,427
Contract purchase payments                            3,384,172     2,908,789      3,260,874     2,034,768      2,168,075
Net transfers(1)                                      6,703,094     5,950,869        585,398     4,419,394      7,028,448
Transfers for policy loans                              (32,188)      (58,399)       (36,837)      (16,888)       (50,323)
Policy charges                                         (557,362)     (454,341)      (473,028)     (224,839)      (320,395)
Contract terminations:
    Surrender benefits                                 (357,242)     (178,980)      (134,481)      (74,442)      (172,309)
    Death benefits                                       (5,586)         (128)          (193)           --             --
                                                      ---------     ---------      ---------     ---------     ----------
Units outstanding at end of period                   25,898,394    21,483,127     17,288,702    14,294,557     17,150,923
                                                     ==========    ==========     ==========    ==========     ==========

(1)  Includes  transfer  activity from (to) other subaccounts and transfers from
     (to) IDS Life's fixed account.

See accompanying notes to financial statements.

----------------------------------------------------------------------------
70 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Notes to Financial Statements

(Unaudited as to June 30, 2002)

1. ORGANIZATION
IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as open-end management investment companies. The subaccounts' investments in the Funds as of June 30, 2002 were as follows:

Subaccount   Investment                                                                     Shares            NAV
FBC          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                           365,338         $ 7.12
FBD          AXP(R) Variable Portfolio - Bond Fund                                        1,969,257          10.32
FCR          AXP(R) Variable Portfolio - Capital Resource Fund                               52,042          17.23
FCM          AXP(R) Variable Portfolio - Cash Management Fund                            25,773,633           1.00
FDE          AXP(R) Variable Portfolio - Diversified Equity Income Fund                   2,569,568           9.37
FEM          AXP(R) Variable Portfolio - Emerging Markets Fund                              112,980           7.51
FEX          AXP(R) Variable Portfolio - Extra Income Fund                                2,029,596           5.71
FFI          AXP(R) Variable Portfolio - Federal Income Fund                                673,658          10.43
FGB          AXP(R) Variable Portfolio - Global Bond Fund                                   327,600           9.98
FGR          AXP(R) Variable Portfolio - Growth Fund                                      1,878,750           5.33
FIE          AXP(R) Variable Portfolio - International Fund                                 164,818           7.92
FMF          AXP(R) Variable Portfolio - Managed Fund                                       232,462          13.04
FND          AXP(R) Variable Portfolio - New Dimensions Fund(R)                           6,034,883          13.90
FIV          AXP(R) Variable Portfolio - S&P 500 Index Fund                               2,144,528           6.74
FSM          AXP(R) Variable Portfolio - Small Cap Advantage Fund                           575,922          10.20
FSA          AXP(R) Variable Portfolio - Strategy Aggressive Fund                           771,541           6.42
FSB          Calvert Variable Series, Inc. Social Balanced Portfolio                        945,336           1.62
FRE          FTVIPT Franklin Real Estate Fund - Class 2                                     748,029          19.73
FSV          FTVIPT Franklin Small Cap Value Securities Fund - Class 2                      692,149          11.27
FUE          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                    766,468           9.39
FMC          Goldman Sachs VIT Mid Cap Value Fund                                         2,177,129          12.04
FGT          Janus Aspen Series Global Technology Portfolio: Service Shares               1,682,147           2.87
FIG          Janus Aspen Series International Growth Portfolio: Service Shares              965,730          20.39
FIP          Lazard Retirement International Equity Portfolio                               517,263           9.20
FGW          MFS(R) Investors Growth Stock Series - Service Class                         1,834,039           7.93
FDS          MFS(R) New Discovery Series - Service Class                                  1,275,380          12.31
FVS          Putnam VT Vista Fund - Class IB Shares                                         905,589           9.14
FIC          Wanger International Small Cap                                                 535,347          16.26
FSP          Wanger U.S. Smaller Companies                                                  895,301          20.91

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the American Express Variable Universal Life IV/American Express Variable Universal Life IV - Estate Series Policies.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investments in the Funds
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

----------------------------------------------------------------------------
71 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. VARIABLE ACCOUNT EXPENSES
IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES
A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee is deducted each month to reimburse IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. Additional information can be found in the applicable product's prospectus.

IDS Life deducts a premium expense charge from each premium payment. It partially compensates IDS Life for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge an administrative charge or a death benefit guarantee charge. Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES IDS
Life will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus.
Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $10,314,563 for the six months ended June 30, 2002, $19,059,480 in 2001, $18,285,051 in 2000 and $19,812,217 in 1999. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life.

6. RELATED PARTY TRANSACTIONS
Management fees were paid indirectly to IDS Life in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                            Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund            0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                           0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund               0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund                0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund      0.560% to 0.470%
AXP(R) Variable Portfolio - Emerging Markets Fund               1.170% to 1.095%
AXP(R) Variable Portfolio - Extra Income Fund                   0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund                 0.610% to 0.535%
AXP(R) Variable Portfolio - Global Bond Fund                    0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                         0.630% to 0.570%
AXP(R) Variable Portfolio - International Fund                  0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                        0.630% to 0.550%
AXP(R) Variable Portfolio - New Dimensions Fund(R)              0.630% to 0.570%
AXP(R) Variable Portfolio - S&P 500 Index Fund                  0.290% to 0.260%
AXP(R) Variable Portfolio - Small Cap Advantage Fund            0.790% to 0.650%
AXP(R) Variable Portfolio - Strategy Aggressive Fund            0.650% to 0.575%

----------------------------------------------------------------------------
72 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP(R) Variable Portfolio - International Fund and AXP(R) Variable Portfolio - S&P 500 Index Fund and 0.25% for each remaining Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                            Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund            0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                           0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund               0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund                0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund      0.040% to 0.020%
AXP(R) Variable Portfolio - Emerging Markets Fund               0.100% to 0.050%
AXP(R) Variable Portfolio - Extra Income Fund                   0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund                 0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                    0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                         0.050% to 0.030%
AXP(R) Variable Portfolio - International Fund                  0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                        0.040% to 0.020%
AXP(R) Variable Portfolio - New Dimensions Fund(R)              0.050% to 0.030%
AXP(R) Variable Portfolio - S&P 500 Index Fund                  0.080% to 0.065%
AXP(R) Variable Portfolio - Small Cap Advantage Fund            0.060% to 0.035%
AXP(R) Variable Portfolio - Strategy Aggressive Fund            0.060% to 0.035%

The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

7. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the six months ended June 30, 2002 were as follows:

Subaccount   Investment                                                              Purchases
FBC          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                   $   696,448
FBD          AXP(R) Variable Portfolio - Bond Fund                                    7,524,369
FCR          AXP(R) Variable Portfolio - Capital Resource Fund                          482,524
FCM          AXP(R) Variable Portfolio - Cash Management Fund                        13,647,649
FDE          AXP(R) Variable Portfolio - Diversified Equity Income Fund              11,469,499
FEM          AXP(R) Variable Portfolio - Emerging Markets Fund                          618,753
FEX          AXP(R) Variable Portfolio - Extra Income Fund                            6,282,646
FFI          AXP(R) Variable Portfolio - Federal Income Fund                          2,836,501
FGB          AXP(R) Variable Portfolio - Global Bond Fund                             1,589,796
FGR          AXP(R) Variable Portfolio - Growth Fund                                  2,637,333
FIE          AXP(R) Variable Portfolio - International Fund                             475,876
FMF          AXP(R) Variable Portfolio - Managed Fund                                 1,182,112
FND          AXP(R) Variable Portfolio - New Dimensions Fund(R)                      25,101,659
FIV          AXP(R) Variable Portfolio - S&P 500 Index Fund                           7,203,355
FSM          AXP(R) Variable Portfolio - Small Cap Advantage Fund                     2,197,290
FSA          AXP(R) Variable Portfolio - Strategy Aggressive Fund                     1,178,422
FSB          Calvert Variable Series, Inc. Social Balanced Portfolio                    620,250
FRE          FTVIPT Franklin Real Estate Fund - Class 2                               7,113,128
FSV          FTVIPT Franklin Small Cap Value Securities Fund - Class 2                3,959,280
FUE          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                              3,489,738
FMC          Goldman Sachs VIT Mid Cap Value Fund                                    13,207,546
FGT          Janus Aspen Series Global Technology Portfolio: Service Shares           1,139,706
FIG          Janus Aspen Series International Growth Portfolio: Service Shares        6,496,020
FIP          Lazard Retirement International Equity Portfolio                         1,743,831
FGW          MFS(R) Investors Growth Stock Series - Service Class                     5,843,608
FDS          MFS(R) New Discovery Series - Service Class                              6,794,044
FVS          Putnam VT Vista Fund - Class IB Shares                                   1,939,152
FIC          Wanger International Small Cap                                           3,655,458
FSP          Wanger U.S. Smaller Companies                                           10,111,963

----------------------------------------
73 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

9. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the subaccounts.

                                              FBC      FBD     FCR      FCM      FDE      FEM     FEX      FFI      FGB      FGR
Accumulation unit value
At Dec. 31, 2000                            $0.89    $1.07   $0.85    $1.03    $0.99    $0.78   $0.93    $1.07    $1.07    $0.77
At Dec. 31, 2001                            $0.74    $1.15   $0.69    $1.06    $1.00    $0.76   $0.96    $1.13    $1.08    $0.53
At June 30, 2002                            $0.64    $1.15   $0.59    $1.06    $0.93    $0.76   $0.87    $1.15    $1.14    $0.43
                                            -----    -----   -----    -----    -----    -----   -----    -----    -----    -----
Units (000s)
At Dec. 31, 2001                            3,208   11,758     904   21,573   14,695      370   7,416    4,257    1,541   18,390
At June 30, 2002                            4,054   17,763   1,517   24,291   25,987    1,135  13,422    6,197    2,890   23,413
                                            -----   ------   -----   ------   ------    -----  ------    -----    -----   ------
Net assets (000s)
At Dec. 31, 2001                           $2,370  $13,468    $624  $22,864  $14,674     $280  $7,150   $4,813   $1,657   $9,693
At June 30, 2002                           $2,601  $20,445    $898  $25,791  $24,206     $868 $11,639   $7,144   $3,301  $10,059
                                            -----   ------   -----   ------   ------    -----  ------    -----    -----   ------
Investment income ratio(1)
For the year ended Dec. 31, 2001            0.71%    6.31%   0.41%    3.13%    1.41%    0.02%  10.78%    4.42%    4.25%       --
For the six months ended June 30, 2002      0.67%    4.84%  15.12%    1.28%    2.11%       --   7.67%    2.99%    3.99%       --
                                            -----   ------   -----   ------   ------    -----  ------    -----    -----   ------
Expense ratio(2)
For the year ended Dec. 31, 2001            0.90%    0.90%   0.90%    0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%
For the six months ended June 30, 2002      0.90%    0.90%   0.90%    0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%
                                            -----   ------   -----   ------   ------    -----  ------    -----    -----   ------
Total return(3)
For the year ended Dec. 31, 2001          (16.85%)   7.48% (18.82%)   2.91%    1.01%   (2.56%)  3.23%    5.61%    0.93%  (31.17%)
For the six months ended June 30, 2002    (13.51%)   0.00% (14.49%)   0.00%   (7.00%)   0.00%  (9.38%)   1.77%    5.56%  (18.87%)
                                            -----   ------   -----   ------   ------    -----  ------    -----    -----   ------

                                             FIE      FMF     FND      FIV      FSM      FSA     FSB      FRE      FSV      FUE
Accumulation unit value
At Dec. 31, 2000                            $0.86    $0.96   $1.04    $0.91    $1.00    $0.87   $0.97    $1.16    $1.14    $0.91
At Dec. 31, 2001                            $0.61    $0.85   $0.86    $0.79    $0.92    $0.58   $0.90    $1.24    $1.28    $0.79
At June 30, 2002                            $0.59    $0.78   $0.75    $0.68    $0.90    $0.44   $0.82    $1.39    $1.36    $0.68
                                            -----   ------   -----   ------   ------    -----  ------    -----    -----   ------
Units (000s)
At Dec. 31, 2001                            1,636    3,221  82,787   11,971    4,264    9,945   1,190    5,495    3,004    6,234
At June 30, 2002                            2,196    3,923 112,674   21,370    6,577   11,224   1,864   10,634    5,750   10,646
                                            -----   ------   -----   ------   ------    -----  ------    -----    -----   ------
Net assets (000s)
At Dec. 31, 2001                             $993   $2,738 $70,947   $9,411   $3,935   $5,733  $1,066   $6,801   $3,847   $4,932
At June 30, 2002                           $1,306   $3,063 $83,955  $14,483   $5,888   $4,957  $1,531  $14,759   $7,801   $7,197
                                           ------   ------ -------  -------   ------   ------  ------  -------   ------   ------
Investment income ratio(1)
For the year ended Dec. 31, 2001            1.29%    2.63%   0.26%    1.03%       --    0.23%   8.94%    2.84%    0.28%    0.83%
For the six months ended June 30, 2002      1.43%   16.31%   0.60%    0.78%       --       --      --    7.22%    0.92%       --
                                           ------   ------ -------  -------   ------   ------  ------  -------   ------   ------
Expense ratio(2)
For the year ended Dec. 31, 2001            0.90%    0.90%   0.90%    0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%
For the six months ended June 30, 2002      0.90%    0.90%   0.90%    0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%
                                           ------   ------ -------  -------   ------   ------  ------  -------   ------   ------
Total return(3)
For the year ended Dec. 31, 2001          (29.07%) (11.46%)(17.31%) (13.19%)  (8.00%) (33.33%) (7.22%)   6.90%   12.28%  (13.19%)
For the six months ended June 30, 2002     (3.28%)  (8.24%)(12.79%) (13.92%)  (2.17%) (24.14%) (8.89%)  12.10%    6.25%  (13.92%)
                                           ------   ------ -------  -------   ------   ------  ------  -------   ------   ------

----------------------------------------------------------------------------
74 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

                                              FMC        FGT       FIG       FIP       FGW       FDS       FVS        FIC      FSP
Accumulation unit value
At Dec. 31, 2000                             $1.20      $0.72     $0.84     $0.96     $0.92     $0.97     $0.91      $0.74    $1.06
At Dec. 31, 2001                             $1.33      $0.45     $0.63     $0.72     $0.69     $0.91     $0.60      $0.58    $1.17
At June 30, 2002                             $1.41      $0.31     $0.55     $0.73     $0.56     $0.73     $0.48      $0.61    $1.09
                                           -------     ------   -------    ------   -------   -------    ------     ------  -------
Units (000s)
At Dec. 31, 2001                             9,095     12,969    24,849     4,159    16,764    13,315    14,087      8,157    8,497
At June 30, 2002                            18,559     15,429    35,501     6,525    25,898    21,483    17,289     14,295   17,151
                                           -------     ------   -------    ------   -------   -------    ------     ------  -------
Net assets (000s)
At Dec. 31, 2001                           $12,096     $5,794   $15,760    $3,011   $11,529   $12,083    $8,403     $4,725   $9,912
At June 30, 2002                           $26,213     $4,828   $19,691    $4,759   $14,544   $15,700    $8,277     $8,705  $18,721
                                           -------     ------   -------    ------   -------   -------    ------     ------  -------
Investment income ratio(1)
For the year ended Dec. 31, 2001             2.49%      0.66%     0.78%     0.01%     0.04%        --        --         --    0.03%
For the six months ended June 30, 2002          --         --     0.80%        --        --        --        --         --       --
                                           -------     ------   -------    ------   -------   -------    ------     ------  -------
Expense ratio(2)
For the year ended Dec. 31, 2001             0.90%      0.90%     0.90%     0.90%     0.90%     0.90%     0.90%      0.90%    0.90%
For the six months ended June 30, 2002       0.90%      0.90%     0.90%     0.90%     0.90%     0.90%     0.90%      0.90%    0.90%
                                           -------     ------   -------    ------   -------   -------    ------     ------  -------
Total return(3)
For the year ended Dec. 31, 2001            10.83%    (37.50%)  (25.00%)  (25.00%)  (25.00%)   (6.19%)  (34.07%)  (21.62%)  10.38%
For the six months ended June 30, 2002       6.02%    (31.11%)  (12.70%)    1.39%   (18.84%)  (19.78%)  (20.00%)    5.17%   (6.84%)
                                           -------     ------   -------    ------   -------   -------    ------     ------  -------

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

----------------------------------------------------------------------------
75 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.
                                                                              Six months ended         Year ended Dec. 31,
                                                                                June 30, 2002     2001       2000         1999
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FBC(1) (Investing in shares of AXP(R) Variable Portfolio -
Blue Chip Advantage Fund)
Accumulation unit value at beginning of period                                       $0.74        $0.89      $1.00          --
Accumulation unit value at end of period                                             $0.64        $0.74      $0.89          --
Number of accumulation units outstanding at end of period (000 omitted)              4,054        3,208        933          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FBD(1) (Investing in shares of AXP(R) Variable Portfolio -
Bond Fund)
Accumulation unit value at beginning of period                                       $1.15        $1.07      $1.00          --
Accumulation unit value at end of period                                             $1.15        $1.15      $1.07          --
Number of accumulation units outstanding at end of period (000 omitted)             17,763       11,758        568          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FCR(1) (Investing in shares of AXP(R) Variable Portfolio -
Capital Resource Fund)
Accumulation unit value at beginning of period                                       $0.69        $0.85      $1.00          --
Accumulation unit value at end of period                                             $0.59        $0.69      $0.85          --
Number of accumulation units outstanding at end of period (000 omitted)              1,517          904        115          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FCM(1) (Investing in shares of AXP(R) Variable Portfolio -
Cash Management Fund)
Accumulation unit value at beginning of period                                       $1.06        $1.03      $1.00          --
Accumulation unit value at end of period                                             $1.06        $1.06      $1.03          --
Number of accumulation units outstanding at end of period (000 omitted)             24,291       21,573      3,974          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FDE(1) (Investing in shares of AXP(R) Variable Portfolfio -
Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                       $1.00        $0.99      $1.00          --
Accumulation unit value at end of period                                             $0.93        $1.00      $0.99          --
Number of accumulation units outstanding at end of period (000 omitted)             25,987       14,695        273          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FEM(1) (Investing in shares of AXP(R) Variable Portfolio -
Emerging Markets Fund)
Accumulation unit value at beginning of period                                       $0.76        $0.78      $1.00          --
Accumulation unit value at end of period                                             $0.76        $0.76      $0.78          --
Number of accumulation units outstanding at end of period (000 omitted)              1,135          370        141          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FEX(1) (Investing in shares of AXP(R) Variable Portfolio -
Extra Income Fund)
Accumulation unit value at beginning of period                                       $0.96        $0.93      $1.00          --
Accumulation unit value at end of period                                             $0.87        $0.96      $0.93          --
Number of accumulation units outstanding at end of period (000 omitted)             13,422        7,416        804          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FFI(1) (Investing in shares of AXP(R) Variable Portfolio -
Federal Income Fund)
Accumulation unit value at beginning of period                                       $1.13        $1.07      $1.00          --
Accumulation unit value at end of period                                             $1.15        $1.13      $1.07          --
Number of accumulation units outstanding at end of period (000 omitted)              6,197        4,257        119          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FGB(1) (Investing in shares of AXP(R) Variable Portfolio -
Global Bond Fund)
Accumulation unit value at beginning of period                                       $1.08        $1.07      $1.00          --
Accumulation unit value at end of period                                             $1.14        $1.08      $1.07          --
Number of accumulation units outstanding at end of period (000 omitted)              2,890        1,541        200          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FGR(1) (Investing in shares of AXP(R) Variable Portfolio -
Growth Fund)
Accumulation unit value at beginning of period                                       $0.53        $0.77      $1.00          --
Accumulation unit value at end of period                                             $0.43        $0.53      $0.77          --
Number of accumulation units outstanding at end of period (000 omitted)             23,413       18,390      5,835          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FIE(1) (Investing in shares of AXP(R) Variable Portfolio -
International Fund)
Accumulation unit value at beginning of period                                       $0.61        $0.86      $1.00          --
Accumulation unit value at end of period                                             $0.59        $0.61      $0.86          --
Number of accumulation units outstanding at end of period (000 omitted)              2,196        1,636        554          --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FMF(1) (Investing in shares of AXP(R) Variable Portfolio -
Managed Fund)
Accumulation unit value at beginning of period                                       $0.85        $0.96      $1.00          --
Accumulation unit value at end of period                                             $0.78        $0.85      $0.96          --
Number of accumulation units outstanding at end of period (000 omitted)              3,923        3,221        591          --
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
76 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

                                                                              Six months ended         Year ended Dec. 31,
                                                                                June 30, 2002     2001       2000       1999
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FND(2) (Investing in shares of AXP(R) Variable Portfolio -
New Dimensions Fund(R) )
Accumulation unit value at beginning of period                                       $0.86        $1.04      $1.15      $1.00
Accumulation unit value at end of period                                             $0.75        $0.86      $1.04      $1.15
Number of accumulation units outstanding at end of period (000 omitted)            112,674       82,787     32,255      2,232
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FIV(1) (Investing in shares of AXP(R) Variable Portfolio - S&P 500
Index Fund)
Accumulation unit value at beginning of period                                       $0.79        $0.91      $1.00         --
Accumulation unit value at end of period                                             $0.68        $0.79      $0.91         --
Number of accumulation units outstanding at end of period (000 omitted)             21,370       11,971      1,052         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FSM(1) (Investing in shares of AXP(R) Variable Portfolio -
Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                       $0.92        $1.00      $1.00         --
Accumulation unit value at end of period                                             $0.90        $0.92      $1.00         --
Number of accumulation units outstanding at end of period (000 omitted)              6,577        4,264        490         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FSA(1) (Investing in shares of AXP(R) Variable Portfolio -
Strategy Aggressive Fund)
Accumulation unit value at beginning of period                                       $0.58        $0.87      $1.00         --
Accumulation unit value at end of period                                             $0.44        $0.58      $0.87         --
Number of accumulation units outstanding at end of period (000 omitted)             11,224        9,945      2,824         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FSB(1) (Investing in shares of Calvert Variable Series, Inc.
Social Balanced Portfolio)
Accumulation unit value at beginning of period                                       $0.90        $0.97      $1.00         --
Accumulation unit value at end of period                                             $0.82        $0.90      $0.97         --
Number of accumulation units outstanding at end of period (000 omitted)              1,864        1,190        114         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FRE(1) (Investing in shares of FTVIPT Franklin Real Estate
Fund - Class 2)
Accumulation unit value at beginning of period                                       $1.24        $1.16      $1.00         --
Accumulation unit value at end of period                                             $1.39        $1.24      $1.16         --
Number of accumulation units outstanding at end of period (000 omitted)             10,634        5,495        233         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FSV(1)  (Investing in shares of FTVIPT Franklin  Small Cap
Value Securities Fund - Class 2)
Accumulation unit value at beginning of period                                       $1.28        $1.14      $1.00         --
Accumulation unit value at end of period                                             $1.36        $1.28      $1.14         --
Number of accumulation units outstanding at end of period (000 omitted)               5,750        3,004         81        --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FUE(1) (Investing in shares of Goldman Sachs VIT CORE(SM) U.S.
Equity Fund)
Accumulation unit value at beginning of period                                       $0.79        $0.91      $1.00         --
Accumulation unit value at end of period                                             $0.68        $0.79      $0.91         --
Number of accumulation units outstanding at end of period (000 omitted)             10,646        6,234      1,220         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FMC(1) (Investing in shares of Goldman Sachs VIT Mid Cap
Value Fund)
Accumulation unit value at beginning of period                                       $1.33        $1.20      $1.00         --
Accumulation unit value at end of period                                             $1.41        $1.33      $1.20         --
Number of accumulation units outstanding at end of period (000 omitted)             18,559        9,095        328         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FGT(1) (Investing in shares of Janus Aspen Series Global
Technology Portfolio: Service Shares)
Accumulation unit value at beginning of period                                       $0.45        $0.72      $1.00         --
Accumulation unit value at end of period                                             $0.31        $0.45      $0.72         --
Number of accumulation units outstanding at end of period (000 omitted)             15,429       12,969      5,390         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FIG(1) (Investing in shares of Janus Aspen Series International
Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                       $0.63        $0.84      $1.00         --
Accumulation unit value at end of period                                             $0.55        $0.63      $0.84         --
Number of accumulation units outstanding at end of period (000 omitted)             35,501       24,849      5,722         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FIP(1) (Investing in shares of Lazard Retirement International
Equity Portfolio)
Accumulation unit value at beginning of period                                       $0.72        $0.96      $1.00         --
Accumulation unit value at end of period                                             $0.73        $0.72      $0.96         --
Number of accumulation units outstanding at end of period (000 omitted)              6,525        4,159        287         --
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FGW(1) (Investing in shares of MFS(R) Investors Growth Stock
Series - Service Class)
Accumulation unit value at beginning of period                                       $0.69        $0.92      $1.00         --
Accumulation unit value at end of period                                             $0.56        $0.69      $0.92         --
Number of accumulation units outstanding at end of period (000 omitted)             25,898       16,764      2,175         --
--------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------
77 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

                                                                             Six months ended        Year ended Dec. 31,
                                                                                June 30, 2002    2001       2000        1999
--------------------------------------------------------------------------------------------------------------------------------
Subaccount FDS(1) (Investing in shares of MFS(R) New Discovery Series -
Service Class)
Accumulation unit value at beginning of period                                       $0.91       $0.97      $1.00       --
Accumulation unit value at end of period                                             $0.73       $0.91      $0.97       --
Number of accumulation units outstanding at end of period (000 omitted)             21,483      13,315      2,518       --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount FVS(1) (Investing in shares of Putnam VT Vista Fund - Class IB
Shares)
Accumulation unit value at beginning of period                                       $0.60       $0.91      $1.00       --
Accumulation unit value at end of period                                             $0.48       $0.60      $0.91       --
Number of accumulation units outstanding at end of period (000 omitted)             17,289      14,087      4,011       --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount FIC(1) (Investing in shares of Wanger International Small Cap)
Accumulation unit value at beginning of period                                       $0.58       $0.74      $1.00       --
Accumulation unit value at end of period                                             $0.61       $0.58      $0.74       --
Number of accumulation units outstanding at end of period (000 omitted)             14,295       8,157      1,981       --
-------------------------------------------------------------------------------------------------------------------------------
Subaccount FSP(1)  (Investing in shares of Wanger U.S. Smaller Companies)
Accumulation unit value at beginning of period                                       $1.17       $1.06      $1.00       --
Accumulation unit value at end of period                                             $1.09       $1.17      $1.06       --
Number of accumulation units outstanding at end of period (000 omitted)             17,151       8,497        890       --
-------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on May 15, 2000.
(2) Operations commenced on Nov. 1, 1999.

----------------------------------------------------------------------------
78 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Annual Financial Information

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS

IDS LIFE INSURANCE COMPANY

We have audited the accompanying individual statements of assets and liabilities of the segregated asset subaccounts of IDS Life Variable Life Separate Account - American Express Variable Universal Life IV/ American Express Variable Universal Life IV - Estate Series (comprised of subaccounts FBC, FBD, FCR, FCM, FDE, FEM, FEX, FFI, FGB, FGR, FIE, FMF, FND, FIV, FSM, FSA, FSB, FRE, FSV, FUE, FMC, FGT, FIG, FIP, FGW, FDS, FVS, FIC and FSP) as of December 31, 2001, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the segregated asset subaccounts of IDS Life Variable Life Separate Account - American Express Variable Universal Life IV/ American Express Variable Universal Life IV - Estate Series at December 31, 2001 and the individual results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP

Minneapolis, Minnesota
March 22, 2002

--------------------------------------------------------------------------------
79 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                Segregated Asset Subaccounts
December 31, 2001                                       FBC          FBD          FCR         FCM           FDE          FEM
Assets
Investments in shares of mutual funds and portfolios:
     at cost                                        $2,642,275  $13,494,143     $653,490  $22,689,483   $14,416,124     $287,263
                                                    ----------  -----------     --------  -----------   -----------     --------
     at market value                                $2,364,554  $13,421,736     $623,160  $22,688,949   $14,623,872     $280,300
Dividends receivable                                        --       60,559           --       32,836            --           --
Accounts receivable from IDS Life for
contract purchase payments                               6,962           --        1,058      158,366        60,293          163
Receivable from mutual funds and portfolios
for share redemptions                                       --           --           --           --            --           --
                                                     ---------   ----------      -------   ----------    ----------      -------
Total assets                                         2,371,516   13,482,295      624,218   22,880,151    14,684,165      280,463
                                                     =========   ==========      =======   ==========    ==========      =======
Liabilities
Payable to IDS Life for:
     Mortality and expense risk fee                      1,758        9,940          458       16,638        10,558          206
     Contract terminations                                  --        4,406           --           --            --           --
Payable to mutual funds and portfolios for
investments purchased                                       --           --           --           --            --           --
                                                     ---------   ----------      -------   ----------    ----------      -------
Total liabilities                                        1,758       14,346          458       16,638        10,558          206
                                                     ---------   ----------      -------   ----------    ----------      -------
Net assets applicable to Variable Life
contracts in accumulation period                    $2,369,758  $13,467,949     $623,760  $22,863,513   $14,673,607     $280,257
                                                    ==========  ===========     ========  ===========   ===========     ========
Accumulation units outstanding                       3,208,105   11,757,707      904,089   21,573,484    14,694,932      369,932
                                                     =========   ==========      =======   ==========    ==========      =======
Net asset value per accumulation unit               $     0.74  $      1.15     $   0.69  $      1.06   $      1.00     $   0.76
                                                    ==========  ===========     ========  ===========   ===========     ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
80 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                Segregated Asset Subaccounts
December 31, 2001 (continued)                           FEX          FFI         FGB          FGR           FIE          FMF
Assets
Investments in shares of mutual funds and portfolios:
     at cost                                        $7,396,243   $4,812,610   $1,653,399  $12,719,109    $1,272,075   $2,910,294
                                                    ----------   ----------   ----------  -----------    ----------   ----------
     at market value                                $7,082,123   $4,794,720   $1,645,376  $ 9,665,698    $  992,654   $2,736,094
Dividends receivable                                    60,274       21,762       12,669           --            --           --
Accounts receivable from IDS Life for
contract purchase payments                              12,884           --          298       34,051         1,358        3,604
Receivable from mutual funds and portfolios
for share redemptions                                       --           --           --           --            --           --
                                                    ----------   ----------   ----------  -----------    ----------   ----------
Total assets                                         7,155,281    4,816,482    1,658,343    9,699,749       994,012    2,739,698
                                                     =========    =========    =========    =========       =======    =========
Liabilities
Payable to IDS Life for:
     Mortality and expense risk fee                      5,112        3,573        1,213        7,201           740        2,040
     Contract terminations                                  --          270           --           --            --           --
Payable to mutual funds and portfolios for
investments purchased                                       --           --           --           --            --           --
                                                    ----------   ----------   ----------  -----------    ----------   ----------
Total liabilities                                        5,112        3,843        1,213        7,201           740        2,040
                                                    ----------   ----------   ----------  -----------    ----------   ----------
Net assets applicable to Variable Life
contracts in accumulation period                    $7,150,169   $4,812,639   $1,657,130  $ 9,692,548    $  993,272   $2,737,658
                                                    ==========   ==========   ==========  ===========    ==========   ==========
Accumulation units outstanding                       7,416,277    4,256,663    1,540,868   18,389,620     1,636,061    3,220,759
                                                     =========    =========    =========   ==========     =========    =========
Net asset value per accumulation unit               $     0.96   $     1.13   $     1.08  $      0.53    $     0.61   $     0.85
                                                    ==========   ==========   ==========  ===========    ==========   ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
81 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                Segregated Asset Subaccounts
December 31, 2001 (continued)                          FND          FIV          FSM          FSA           FSB          FRE
Assets
Investments in shares of mutual funds and portfolios:
     at cost                                       $83,079,203  $ 9,786,964   $3,806,833   $8,147,880    $1,147,007   $6,547,540
                                                   -----------  -----------   ----------   ----------    ----------   ----------
     at market value                               $70,793,379  $ 9,377,885   $3,907,810   $5,716,195    $1,066,464   $6,801,142
Dividends receivable                                        --           --           --           --            --           --
Accounts receivable from IDS Life for
contract purchase payments                             206,073       39,884       30,060       21,179         2,060       20,636
Receivable from mutual funds and portfolios
for share redemptions                                       --           --           --           --           779        4,916
                                                   -----------  -----------   ----------   ----------    ----------   ----------
Total assets                                        70,999,452    9,417,769    3,937,870    5,737,374     1,069,303    6,826,694
                                                    ==========    =========    =========    =========     =========    =========
Liabilities
Payable to IDS Life for:
     Mortality and expense risk fee                     52,422        6,712        2,854        4,264           779        4,916
     Contract terminations                                  --           --           --           --            --           --
Payable to mutual funds and portfolios for
investments purchased                                       --           --           --           --         2,060       20,636
                                                   -----------  -----------   ----------   ----------    ----------   ----------
Total liabilities                                       52,422        6,712        2,854        4,264         2,839       25,552
                                                   -----------  -----------   ----------   ----------    ----------   ----------
Net assets applicable to Variable Life
contracts in accumulation period                   $70,947,030  $ 9,411,057   $3,935,016   $5,733,110    $1,066,464   $6,801,142
                                                   ===========  ===========   ==========   ==========    ==========   ==========
Accumulation units outstanding                      82,787,454   11,971,050    4,264,159    9,944,622     1,189,738    5,495,055
                                                    ==========   ==========    =========    =========     =========    =========
Net asset value per accumulation unit              $      0.86  $      0.79   $     0.92   $     0.58    $     0.90   $     1.24
                                                   ===========  ===========   ==========   ==========    ==========   ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
82 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                                Segregated Asset Subaccounts
December 31, 2001 (continued)                          FSV          FUE          FMC          FGT           FIG          FIP
Assets
Investments in shares of mutual funds and portfolios:
     at cost                                        $3,619,536   $5,248,008  $11,959,287  $ 9,121,574   $18,184,916   $3,291,507
                                                    ----------   ----------  -----------  -----------   -----------   ----------
     at market value                                $3,846,753   $4,931,550  $12,096,095  $ 5,793,976   $15,760,246   $3,010,665
Dividends receivable                                        --           --           --           --            --           --
Accounts receivable from IDS Life for
contract purchase payments                              10,718        7,162       57,010       12,916        45,904       12,731
Receivable from mutual funds and portfolios
for share redemptions                                    2,790        3,606        8,749        4,290        11,566        2,140
                                                    ----------   ----------  -----------  -----------   -----------   ----------
Total assets                                         3,860,261    4,942,318   12,161,854    5,811,182    15,817,716    3,025,536
                                                     =========    =========   ==========    =========    ==========    =========
Liabilities
Payable to IDS Life for:
     Mortality and expense risk fee                      2,790        3,606        8,749        4,290        11,566        2,140
     Contract terminations                                  --           --           --           --            --           --
Payable to mutual funds and portfolios for
investments purchased                                   10,718        7,162       57,010       12,916        45,904       12,731
                                                    ----------   ----------  -----------  -----------   -----------   ----------
Total liabilities                                       13,508       10,768       65,759       17,206        57,470       14,871
                                                    ----------   ----------  -----------  -----------   -----------   ----------
Net assets applicable to Variable Life
contracts in accumulation period                    $3,846,753   $4,931,550  $12,096,095  $ 5,793,976   $15,760,246   $3,010,665
                                                    ==========   ==========  ===========  ===========   ===========   ==========
Accumulation units outstanding                       3,004,254    6,233,984    9,095,024   12,968,976    24,849,108    4,159,385
                                                     =========    =========    =========   ==========    ==========    =========
Net asset value per accumulation unit               $     1.28   $     0.79  $      1.33  $      0.45   $      0.63   $     0.72
                                                    ==========   ==========  ===========  ===========   ===========   ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
83 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Assets and Liabilities
                                                                        Segregated Asset Subaccounts
December 31, 2001 (continued)                          FGW          FDS          FVS          FIC           FSP
Assets
Investments in shares of mutual funds and portfolios:
     at cost                                       $12,669,120  $12,013,385  $11,079,520   $6,116,121   $ 9,296,602
                                                   -----------  -----------  -----------   ----------   -----------
     at market value                               $11,529,113  $12,082,775  $ 8,403,404   $4,725,425   $ 9,912,334
Dividends receivable                                        --           --           --           --            --
Accounts receivable from IDS Life for
contract purchase payments                              36,608       65,998       43,441       21,568        92,451
Receivable from mutual funds and portfolios
for share redemptions                                    8,331        8,751        6,197        3,446         7,041
                                                   -----------  -----------  -----------   ----------   -----------
Total assets                                        11,574,052   12,157,524    8,453,042    4,750,439    10,011,826
                                                    ==========   ==========    =========    =========    ==========
Liabilities
Payable to IDS Life for:
     Mortality and expense risk fee                      8,331        8,751        6,197        3,446         7,041
     Contract terminations                                  --           --           --           --            --
Payable to mutual funds and portfolios for
investments purchased                                   36,608       65,998       43,441       21,568        92,451
                                                   -----------  -----------  -----------   ----------   -----------
Total liabilities                                       44,939       74,749       49,638       25,014        99,492
                                                   -----------  -----------  -----------   ----------   -----------
Net assets applicable to Variable Life
contracts in accumulation period                   $11,529,113  $12,082,775  $ 8,403,404   $4,725,425   $ 9,912,334
                                                   ===========  ===========  ===========   ==========   ===========
Accumulation units outstanding                      16,763,506   13,315,317   14,086,969    8,156,564     8,497,427
                                                    ==========   ==========   ==========    =========     =========
Net asset value per accumulation unit              $      0.69  $      0.91  $      0.60   $     0.58   $      1.17
                                                   ===========  ===========  ===========   ==========   ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
84 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001                            FBC          FBD          FCR          FCM           FDE          FEM
Investment income
Dividend income from mutual funds and portfolios    $   11,277     $323,699     $  1,360   $  381,605      $ 65,588      $    41
Variable account expenses                               14,255       46,497        2,954      110,321        41,829        1,774
                                                        ------       ------        -----      -------        ------        -----
Investment income (loss) -- net                         (2,978)     277,202       (1,594)     271,284        23,759       (1,733)
                                                        ======      =======       ======      =======        ======       ======
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                               122,300      688,473      154,598    9,477,103       113,980       30,159
     Cost of investments sold                          144,133      686,019      195,096    9,477,081       114,484       35,807
                                                       -------      -------      -------    ---------       -------       ------
Net realized gain (loss) on sales of investments       (21,833)       2,454      (40,498)          22          (504)      (5,648)
Distributions from capital gains                            --           --           --           --            --           --
Net change in unrealized appreciation or
depreciation of investments                           (213,703)     (80,226)     (12,212)        (642)      205,389        8,428
                                                      --------      -------      -------         ----       -------        -----
Net gain (loss) on investments                        (235,536)     (77,772)     (52,710)        (620)      204,885        2,780
                                                      --------      -------      -------         ----       -------        -----
Net increase (decrease) in net assets
resulting from operations                           $(238,514)     $199,430     $(54,304)  $  270,664      $228,644      $ 1,047
                                                    =========      ========     ========   ==========      ========      =======

Statements of Operations
                                                                                     Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                FEX           FFI          FGB            FGR           FIE          FMF
Investment income
Dividend income from mutual funds and portfolios     $ 343,473     $ 75,320     $ 35,246    $        --     $   9,034    $  42,291
Variable account expenses                               28,803       15,428        7,499         61,554         6,285       14,470
                                                        ------       ------        -----         ------         -----       ------
Investment income (loss) -- net                        314,670       59,892       27,747        (61,554)        2,749       27,821
                                                       =======       ======       ======        =======         =====       ======
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                               117,241      687,463       98,373        209,173       179,456      268,331
     Cost of investments sold                          123,046      683,157       97,400        299,858       241,712      296,446
                                                       -------      -------       ------        -------       -------      -------
Net realized gain (loss) on sales of investments        (5,805)       4,306          973        (90,685)      (62,256)     (28,115)
Distributions from capital gains                            --           --           --             --            --           --
Net change in unrealized appreciation or
depreciation of investments                           (260,957)     (20,534)     (16,471)    (2,139,731)     (147,032)    (136,357)
                                                      --------      -------      -------     ----------      --------     --------
Net gain (loss) on investments                        (266,762)     (16,228)     (15,498)    (2,230,416)     (209,288)    (164,472)
                                                      --------      -------      -------     ----------      --------     --------
Net increase (decrease) in net assets
resulting from operations                            $  47,908     $ 43,664     $ 12,249    $(2,291,970)    $(206,539)   $(136,651)
                                                     =========     ========     ========    ===========     =========    =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
85 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                 FND          FIV          FSM          FSA           FSB          FRE
Investment income
Dividend income from mutual funds and portfolios     $ 124,124    $  43,621     $     --  $     9,481      $ 39,709     $ 73,646
Variable account expenses                              422,665       38,025       16,478       36,874         3,980       23,411
                                                       -------       ------       ------       ------         -----       ------
Investment income (loss) -- net                       (298,541)       5,596      (16,478)     (27,393)       35,729       50,235
                                                      ========        =====      =======      =======        ======       ======
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                               396,083      151,419       65,916      143,069        11,402       10,582
     Cost of investments sold                          494,981      167,584       69,353      213,497        16,126       10,430
                                                       -------      -------       ------      -------        ------       ------
Net realized gain (loss) on sales of investments       (98,898)     (16,165)      (3,437)     (70,428)       (4,724)         152
Distributions from capital gains                            --           --           --           --        19,347           --
Net change in unrealized appreciation or
depreciation of investments                         (6,499,837)    (351,202)     113,812   (1,305,987)      (71,023)     240,426
                                                    ----------     --------      -------   ----------       -------      -------
Net gain (loss) on investments                      (6,598,735)    (367,367)     110,375   (1,376,415)      (56,400)     240,578
                                                    ----------     --------      -------   ----------       -------      -------
Net increase (decrease) in net assets
resulting from operations                          $(6,897,276)   $(361,771)    $ 93,897  $(1,403,808)     $(20,671)    $290,813
                                                   ===========    =========     ========  ===========      ========     ========

Statements of Operations
                                                                               Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                 FSV          FUE          FMC          FGT           FIG          FIP
Investment income
Dividend income from mutual funds and portfolios      $  3,817    $  21,813     $103,885  $    30,454   $    69,481    $      79
Variable account expenses                               12,429       23,610       37,597       40,952        80,284       11,487
                                                        ------       ------       ------       ------        ------       ------
Investment income (loss) -- net                         (8,612)      (1,797)      66,288      (10,498)      (10,803)     (11,408)
                                                        ======       ======       ======      =======       =======      =======
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                                30,869      205,897       19,263      207,539        68,573       21,092
     Cost of investments sold                           31,989      231,205       18,897      330,819        94,333       23,436
                                                        ------      -------       ------      -------        ------       ------
Net realized gain (loss) on sales of investments        (1,120)     (25,308)         366     (123,280)      (25,760)      (2,344)
Distributions from capital gains                        22,083           --      536,576           --            --        5,234
Net change in unrealized appreciation or
depreciation of investments                            220,369     (221,732)     107,132   (1,971,927)   (1,719,334)    (277,122)
                                                       -------     --------      -------   ----------    ----------     --------
Net gain (loss) on investments                         241,332     (247,040)     644,074   (2,095,207)   (1,745,094)    (274,232)
                                                       -------     --------      -------   ----------    ----------     --------
Net increase (decrease) in net assets
resulting from operations                             $232,720    $(248,837)    $710,362  $(2,105,705)  $(1,755,897)   $(285,640)
                                                      ========    =========     ========  ===========   ===========    =========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
86 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations
                                                                        Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                FGW           FDS         FVS         FIC            FSP
Investment income
Dividend income from mutual funds and portfolios   $     2,161     $     --  $        --  $        --      $  1,009
Variable account expenses                               50,293       54,661       50,523       24,490        34,509
                                                        ------       ------       ------       ------        ------
Investment income (loss) -- net                        (48,132)     (54,661)     (50,523)     (24,490)      (33,500)
                                                       =======      =======      =======      =======       =======
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                                30,375       67,637      158,334       40,517        26,272
     Cost of investments sold                           39,430       78,567      231,468       54,621        29,028
                                                        ------       ------      -------       ------        ------
Net realized gain (loss) on sales of investments        (9,055)     (10,930)     (73,134)     (14,104)       (2,756)
Distributions from capital gains                        26,071      123,787      519,406      578,266            --
Net change in unrealized appreciation or
depreciation of investments                           (985,505)     158,445   (2,233,239)  (1,125,768)      577,467
                                                      --------      -------   ----------   ----------       -------
Net gain (loss) on investments                        (968,489)     271,302   (1,786,967)    (561,606)      574,711
                                                      --------      -------   ----------     --------       -------
Net increase (decrease) in net assets
resulting from operations                          $(1,016,621)    $216,641  $(1,837,490) $  (586,096)     $541,211
                                                   ===========     ========  ===========  ===========      ========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
87 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations
                                                                                Segregated Asset Subaccounts
Period ended December 31, 2000                          FBC(1)       FBD(1)       FCR(1)       FCM(1)        FDE(1)       FEM(1)
Investment income
Dividend income from mutual funds and portfolios      $  1,795      $ 7,596     $ 10,968   $   46,937      $  1,683     $     --
Mortality and expense risk fee                           1,876        1,056          234        7,038         1,286          274
                                                         -----        -----          ---        -----         -----          ---
Investment income (loss) -- net                            (81)       6,540       10,734       39,899           397         (274)
                                                           ===        =====       ======       ======           ===         ====
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                               159,213       23,281       31,754    1,293,244       298,653        8,268
     Cost of investments sold                          161,552       23,256       36,357    1,293,240       296,289        9,354
                                                       -------       ------       ------    ---------       -------        -----
Net realized gain (loss) on investments                 (2,339)          25       (4,603)           4         2,364       (1,086)
Net change in unrealized appreciation or
depreciation of investments                            (64,018)       7,819      (18,118)         108         2,359      (15,391)
                                                       -------        -----      -------          ---         -----      -------
Net gain (loss) on investments                         (66,357)       7,844      (22,721)         112         4,723      (16,477)
                                                       -------        -----      -------          ---         -----      -------
Net increase (decrease) in net assets
resulting from operations                             $(66,438)     $14,384     $(11,987)  $   40,011      $  5,120     $(16,751)
                                                      ========      =======     ========   ==========      ========     ========

Statements of Operations
                                                                                Segregated Asset Subaccounts
Period ended December 31, 2000 (continued)              FEX(1)       FFI(1)       FGB(1)       FGR(1)        FIE(1)       FMF(1)
Investment income
Dividend income from mutual funds and portfolios      $ 19,503      $ 2,213      $ 1,433    $      --     $  85,907     $ 22,412
Mortality and expense risk fee                           1,694          350          513        9,443         1,247          834
                                                         -----          ---          ---        -----         -----          ---
Investment income (loss) -- net                         17,809        1,863          920       (9,443)       84,660       21,578
                                                        ======        =====          ===       ======        ======       ======
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                                58,827       23,564       83,941       40,668         7,675       13,797
     Cost of investments sold                           60,439       23,329       84,407       46,277         9,213       14,102
                                                        ------       ------       ------       ------         -----       ------
Net realized gain (loss) on investments                 (1,612)         235         (466)      (5,609)       (1,538)        (305)
Net change in unrealized appreciation or
depreciation of investments                            (53,163)       2,644        8,448     (913,680)     (132,389)     (37,843)
                                                       -------        -----        -----     --------      --------      -------
Net gain (loss) on investments                         (54,775)       2,879        7,982     (919,289)     (133,927)     (38,148)
                                                       -------        -----        -----     --------      --------      -------
Net increase (decrease) in net assets
resulting from operations                             $(36,966)     $ 4,742      $ 8,902    $(928,732)    $ (49,267)    $(16,570)
                                                      ========      =======      =======    =========     =========     ========

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
88 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations
                                                                                Segregated Asset Subaccounts
Period ended December 31, 2000 (continued)             FND           FIV(1)       FSM(1)     FSA(1)          FSB(1)       FRE(1)
Investment income
Dividend income from mutual funds and portfolios   $ 2,275,914     $  3,383     $ 11,432  $   644,605       $ 4,880      $    --
Mortality and expense risk fee                         169,645        1,789          933        5,569           199          529
                                                       -------        -----          ---        -----           ---          ---
Investment income (loss) -- net                      2,106,269        1,594       10,499      639,036         4,681         (529)
                                                     =========        =====       ======      =======         =====         ====
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                               324,608       19,891       14,366       30,188         6,356       13,503
     Cost of investments sold                          321,917       20,682       15,317       30,414         6,451       13,142
                                                       -------       ------       ------       ------         -----       ------
Net realized gain (loss) on investments                  2,691         (791)        (951)        (226)          (95)         361
Net change in unrealized appreciation or
depreciation of investments                         (5,918,989)     (57,877)     (12,835)  (1,125,698)       (9,520)      13,176
                                                    ----------      -------      -------   ----------        ------       ------
Net gain (loss) on investments                      (5,916,298)     (58,668)     (13,786)  (1,125,924)       (9,615)      13,537
                                                    ----------      -------      -------   ----------        ------       ------
Net increase (decrease) in net assets
resulting from operations                          $(3,810,029)    $(57,074)    $ (3,287) $  (486,888)      $(4,934)     $13,008
                                                   ===========     ========     ========  ===========       =======      =======

Statements of Operations
                                                                                Segregated Asset Subaccounts
Period ended December 31, 2000 (continued)              FSV(1)       FUE(1)       FMC(1)       FGT(1)        FIG(1)       FIP(1)
Investment income
Dividend income from mutual funds and portfolios        $   --     $ 12,932      $11,923  $    23,195     $  50,889      $ 3,319
Mortality and expense risk fee                             138        2,406          694       11,071        11,826          627
                                                           ---        -----          ---       ------        ------          ---
Investment income (loss) -- net                           (138)      10,526       11,229       12,124        39,063        2,692
                                                          ====       ======       ======       ======        ======        =====
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                                 8,767       12,841       11,418      111,697         2,921        6,932
     Cost of investments sold                            8,615       13,299       11,025      121,628         2,975        6,814
                                                         -----       ------       ------      -------         -----        -----
Net realized gain (loss) on investments                    152         (458)         393      (9,931)          (54)          118
Net change in unrealized appreciation or
depreciation of investments                              6,848      (94,726)      29,676   (1,355,671)     (705,336)      (3,720)
                                                         -----      -------       ------   ----------      --------       ------
Net gain (loss) on investments                           7,000      (95,184)      30,069   (1,365,602)     (705,390)      (3,602)
                                                         -----      -------       ------   ----------      --------       ------
Net increase (decrease) in net assets
resulting from operations                               $6,862     $(84,658)     $41,298  $(1,353,478)    $(666,327)     $  (910)
                                                        ======     ========      =======  ===========     =========      =======

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
89 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Operations
                                                                       Segregated Asset Subaccounts
Period ended December 31, 2000 (continued)              FGW(1)       FDS(1)       FVS(1)       FIC(1)        FSP(1)
Investment income
Dividend income from mutual funds and portfolios     $      --     $     --    $      --    $      --       $    --
Mortality and expense risk fee                           3,951        4,504        7,332        3,423         1,991
                                                         -----        -----        -----        -----         -----
Investment income (loss) -- net                         (3,951)      (4,504)      (7,332)      (3,423)       (1,991)
                                                        ======       ======       ======       ======        ======
Realized and unrealized gain (loss)
on investments -- net
Realized gain (loss) on sales of investments
in mutual funds and portfolios:
     Proceeds from sales                                 3,040       15,133       14,484       36,203        11,805
     Cost of investments sold                            2,929       16,241       14,167       38,777        11,976
                                                         -----       ------       ------       ------        ------
Net realized gain (loss) on investments                    111       (1,108)         317       (2,574)         (171)
Net change in unrealized appreciation or
depreciation of investments                           (154,502)     (89,055)    (442,877)    (264,928)       38,265
                                                      --------      -------     --------     --------        ------
Net gain (loss) on investments                        (154,391)     (90,163)    (442,560)    (267,502)       38,094
                                                      --------      -------     --------     --------        ------
Net increase (decrease) in net assets
resulting from operations                            $(158,342)    $(94,667)   $(449,892)   $(270,925)      $36,103
                                                     =========     ========    =========    =========       =======

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
90 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statement of Operations
                                                    Segregated Asset Subaccounts
Period ended December 31, 1999                                  FND(1)
Investment income
Dividend income from mutual fund                             $  5,816
Mortality and expense risk fee                                  1,261
                                                                -----
Investment income (loss) -- net                                 4,555
                                                                =====
Realized and unrealized gain (loss) on investments -- net
Realized gain (loss) on sales of investments in mutual fund:
     Proceeds from sales                                          244
     Cost of investments sold                                     245
                                                                  ---
Net realized gain (loss) on investments                            (1)
Net change in unrealized appreciation or
depreciation of investments                                   133,002
                                                              -------
Net gain (loss) on investments                                133,001
                                                              -------
Net increase (decrease) in net assets
resulting from operations                                    $137,556
                                                             ========

(1) For the period Nov. 1, 1999 (commencement of operations) to Dec. 31, 1999.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
91 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001                            FBC          FBD          FCR          FCM           FDE          FEM
Operations
Investment income (loss) -- net                     $   (2,978) $   277,202     $ (1,594) $    271,284  $    23,759     $ (1,733)
Net realized gain (loss) on sales of investments       (21,833)       2,454      (40,498)          22          (504)      (5,648)
Distributions from capital gains                            --           --           --           --            --           --
Net change in unrealized appreciation
or depreciation of investments                        (213,703)     (80,226)     (12,212)        (642)      205,389        8,428
                                                      --------      -------      -------         ----       -------        -----
Net increase (decrease) in net assets
resulting from operations                             (238,514)     199,430      (54,304)     270,664       228,644        1,047
                                                      ========      =======      =======      =======       =======        =====
Contract transactions
Contract purchase payments                             886,467    2,668,681      258,872   16,733,521     1,760,295       80,158
Net transfers(1)                                     1,023,440   10,468,190      356,275    3,681,202    12,751,705      110,062
Transfers for policy loans                              (4,719)      17,018          118      120,463       (22,278)      (1,877)
Policy charges                                        (116,514)    (362,508)     (32,847)  (1,564,616)     (216,304)     (10,633)
Contract terminations:
     Surrender benefits                                (12,911)    (133,017)      (2,122)    (474,469)      (97,627)      (7,951)
     Death benefits                                         --           --           --           --            --           --
                                                      --------      -------      -------         ----       -------        -----
Increase (decrease) from contract transactions       1,775,763   12,658,364      580,296   18,496,101    14,175,791      169,759
                                                     ---------   ----------      -------   ----------    ----------      -------
Net assets at beginning of year                        832,509      610,155       97,768    4,096,748       269,172      109,451
                                                       -------      -------       ------    ---------       -------      -------
Net assets at end of year                           $2,369,758  $13,467,949     $623,760  $22,863,513   $14,673,607     $280,257
                                                    ==========  ===========     ========  ===========   ===========     ========
Accumulation unit activity
Units outstanding at beginning of year                 932,662      568,365      114,993    3,973,776       272,852      141,154
Contract purchase payments                           1,148,603    2,355,138      367,000   15,901,546     1,805,810      111,158
Net transfers(1)                                     1,304,048    9,255,906      472,686    3,519,286    12,965,865      146,395
Transfers for policy loans                              (6,348)      14,852         (319)     115,071       (22,980)      (2,622)
Policy charges                                        (147,971)    (315,540)     (47,066)  (1,459,845)     (221,761)     (14,700)
Contract terminations:
     Surrender benefits                                (22,889)    (121,014)      (3,205)    (476,350)     (104,854)     (11,453)
     Death benefits                                         --           --           --           --            --           --
                                                      --------      -------      -------         ----       -------        -----
Units outstanding at end of year                     3,208,105   11,757,707      904,089   21,573,484    14,694,932      369,932
                                                     =========   ==========      =======   ==========    ==========      =======

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
92 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                FEX          FFI          FGB          FGR           FIE          FMF
Operations
Investment income (loss) -- net                     $  314,670   $   59,892   $   27,747  $   (61,554)   $    2,749   $   27,821
Net realized gain (loss) on sales of investments        (5,805)       4,306          973      (90,685)      (62,256)     (28,115)
Distributions from capital gains                            --           --           --           --            --           --
Net change in unrealized appreciation
or depreciation of investments                        (260,957)     (20,534)     (16,471)  (2,139,731)     (147,032)    (136,357)
                                                      --------      -------      -------   ----------      --------     --------
Net increase (decrease) in net assets
resulting from operations                               47,908       43,664       12,249   (2,291,970)     (206,539)    (136,651)
                                                        ======       ======       ======   ==========      ========     ========
Contract transactions
Contract purchase payments                           1,177,972      890,807      330,262    4,342,085       463,028    1,038,634
Net transfers(1)                                     5,374,555    3,998,845    1,159,771    3,823,656       333,288    1,487,932
Transfers for policy loans                             (11,942)      78,441        9,372      (49,913)       (3,923)      (6,583)
Policy charges                                        (140,157)    (123,590)     (52,396)    (548,978)      (64,007)    (201,002)
Contract terminations:
     Surrender benefits                                (43,525)    (202,969)     (16,631)     (76,801)       (4,716)     (11,218)
     Death benefits                                         --           --           --           --            --           --
                                                      --------      -------      -------   ----------      --------     --------
Increase (decrease) from contract transactions       6,356,903    4,641,534    1,430,378    7,490,049       723,670    2,307,763
                                                     ---------    ---------    ---------    ---------       -------    ---------
Net assets at beginning of year                        745,358      127,441      214,503    4,494,469       476,141      566,546
                                                       -------      -------      -------    ---------       -------      -------
Net assets at end of year                           $7,150,169   $4,812,639   $1,657,130  $ 9,692,548    $  993,272   $2,737,658
                                                    ==========   ==========   ==========  ===========    ==========   ==========
Accumulation unit activity
Units outstanding at beginning of year                 804,192      118,812      200,321    5,835,019       554,025      590,535
Contract purchase payments                           1,228,254      796,429      310,022    7,378,052       705,777    1,177,060
Net transfers(1)                                     5,588,192    3,564,792    1,085,730    6,359,146       486,714    1,708,602
Transfers for policy loans                             (12,345)      68,966        8,601      (84,000)       (5,476)      (7,718)
Policy charges                                        (144,145)    (109,904)     (34,637)    (932,887)      (96,714)    (233,197)
Contract terminations:
     Surrender benefits                                (47,871)    (182,432)     (29,169)    (165,710)       (8,265)     (14,523)
     Death benefits                                         --           --           --           --            --           --
                                                      --------      -------      -------   ----------      --------     --------
Units outstanding at end of year                     7,416,277    4,256,663    1,540,868   18,389,620     1,636,061    3,220,759
                                                     =========    =========    =========   ==========     =========    =========

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
93 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                FND          FIV          FSM          FSA           FSB          FRE
Operations
Investment income (loss) -- net                    $  (298,541) $     5,596   $  (16,478) $   (27,393)   $   35,729   $   50,235
Net realized gain (loss) on sales of investments       (98,898)     (16,165)      (3,437)     (70,428)       (4,724)         152
Distributions from capital gains                            --           --           --           --        19,347           --
Net change in unrealized appreciation
or depreciation of investments                      (6,499,837)    (351,202)     113,812   (1,305,987)      (71,023)     240,426
                                                    ----------     --------      -------   ----------       -------      -------
Net increase (decrease) in net assets
resulting from operations                           (6,897,276)    (361,771)      93,897   (1,403,808)      (20,671)     290,813
                                                    ==========     ========       ======   ==========       =======      =======
Contract transactions
Contract purchase payments                          21,335,131    2,164,888    1,054,730    2,665,080       178,561    1,331,548
Net transfers(1)                                    27,620,907    6,968,654    2,427,206    2,457,345       822,606    5,115,915
Transfers for policy loans                            (211,478)      (2,157)      (1,257)     (32,894)         (193)     (15,021)
Policy charges                                      (3,469,137)    (235,097)    (106,341)    (351,889)      (24,247)    (145,426)
Contract terminations:
     Surrender benefits                               (893,719)     (76,699)     (21,461)     (49,191)         (505)     (47,013)
     Death benefits                                    (24,182)          --           --         (387)           --           --
                                                    ----------     --------      -------   ----------       -------      -------
Increase (decrease) from contract transactions      44,357,522    8,819,589    3,352,877    4,688,064       976,222    6,240,003
                                                    ----------    ---------    ---------    ---------       -------    ---------
Net assets at beginning of year                     33,486,784      953,239      488,242    2,448,854       110,913      270,326
                                                    ----------      -------      -------    ---------       -------      -------
Net assets at end of year                          $70,947,030  $ 9,411,057   $3,935,016  $ 5,733,110    $1,066,464   $6,801,142
                                                   ===========  ===========   ==========  ===========    ==========   ==========
Accumulation unit activity
Units outstanding at beginning of year              32,255,078    1,051,789      490,112    2,824,448       114,256      233,481
Contract purchase payments                          24,292,365    2,671,068    1,184,811    4,226,117       197,146    1,123,509
Net transfers(1)                                    31,573,158    8,648,348    2,735,475    3,607,190       906,039    4,312,862
Transfers for policy loans                            (239,160)      (1,798)      (1,512)     (58,485)         (225)     (12,370)
Policy charges                                      (3,843,786)    (295,087)    (117,995)    (551,360)      (25,318)    (121,050)
Contract terminations:
     Surrender benefits                             (1,227,987)    (103,270)     (26,732)    (102,567)       (2,160)     (41,377)
     Death benefits                                    (22,214)          --           --         (721)           --           --
                                                    ----------     --------      -------   ----------       -------      -------
Units outstanding at end of year                    82,787,454   11,971,050    4,264,159    9,944,622     1,189,738    5,495,055
                                                    ==========   ==========    =========    =========     =========    =========

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
94 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                FSV          FUE          FMC          FGT           FIG          FIP
Operations
Investment income (loss) -- net                     $   (8,612)  $   (1,797) $    66,288  $   (10,498)  $   (10,803)  $  (11,408)
Net realized gain (loss) on sales of investments        (1,120)     (25,308)         366     (123,280)      (25,760)      (2,344)
Distributions from capital gains                        22,083           --      536,576           --            --        5,234
Net change in unrealized appreciation
or depreciation of investments                         220,369     (221,732)     107,132   (1,971,927)   (1,719,334)    (277,122)
                                                       -------     --------      -------   ----------    ----------     --------
Net increase (decrease) in net assets
resulting from operations                              232,720     (248,837)     710,362   (2,105,705)   (1,755,897)    (285,640)
                                                       =======     ========      =======   ==========    ==========     ========
Contract transactions
Contract purchase payments                             569,755    1,226,054    2,152,879    2,536,255     4,364,965      578,101
Net transfers(1)                                     3,096,275    3,053,969    9,150,524    1,916,159     9,158,545    2,520,884
Transfers for policy loans                             (28,129)      (8,602)       4,895      (24,328)      (51,798)       6,010
Policy charges                                         (72,560)    (150,419)    (217,365)    (315,276)     (536,904)     (57,004)
Contract terminations:
     Surrender benefits                                (43,564)     (46,506)     (97,853)     (90,030)     (201,395)     (27,352)
     Death benefits                                         --           --           --           --            --           --
                                                       -------     --------      -------   ----------    ----------     --------
Increase (decrease) from contract transactions       3,521,777    4,074,496   10,993,080    4,022,780    12,733,413    3,020,639
                                                     ---------    ---------   ----------    ---------    ----------    ---------
Net assets at beginning of year                         92,256    1,105,891      392,653    3,876,901     4,782,730      275,666
                                                        ------    ---------      -------    ---------     ---------      -------
Net assets at end of year                           $3,846,753   $4,931,550  $12,096,095  $ 5,793,976   $15,760,246   $3,010,665
                                                    ==========   ==========  ===========  ===========   ===========   ==========
Accumulation unit activity
Units outstanding at beginning of year                  81,251    1,219,898      327,812    5,390,454     5,721,975      286,622
Contract purchase payments                             475,499    1,530,116    1,722,481    5,077,086     6,590,352      758,423
Net transfers(1)                                     2,568,198    3,741,449    7,291,486    3,387,534    13,733,647    3,218,970
Transfers for policy loans                             (22,807)     (11,031)       4,955      (54,370)      (70,631)       8,482
Policy charges                                         (60,534)    (185,557)    (172,247)    (594,369)     (791,024)     (73,707)
Contract terminations:
     Surrender benefits                                (37,353)     (60,891)     (79,463)    (237,359)     (335,211)     (39,405)
     Death benefits                                         --           --           --           --            --           --
                                                       -------     --------      -------   ----------    ----------     --------
Units outstanding at end of year                     3,004,254    6,233,984    9,095,024   12,968,976    24,849,108    4,159,385
                                                     =========    =========    =========   ==========    ==========    =========

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
95 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Year ended December 31, 2001 (continued)                FGW          FDS          FVS          FIC           FSP
Operations
Investment income (loss) -- net                    $   (48,132) $   (54,661) $   (50,523) $   (24,490)   $  (33,500)
Net realized gain (loss) on sales of investments        (9,055)     (10,930)     (73,134)     (14,104)       (2,756)
Distributions from capital gains                        26,071      123,787      519,406      578,266            --
Net change in unrealized appreciation
or depreciation of investments                        (985,505)     158,445   (2,233,239)  (1,125,768)      577,467
                                                      --------      -------   ----------   ----------       -------
Net increase (decrease) in net assets
resulting from operations                           (1,016,621)     216,641   (1,837,490)    (586,096)      541,211
                                                    ==========      =======   ==========     ========       =======
Contract transactions
Contract purchase payments                           2,781,376    2,997,082    3,685,759    1,433,063     1,891,301
Net transfers(1)                                     8,188,452    6,915,600    3,488,285    2,636,427     6,850,038
Transfers for policy loans                              (2,106)     (24,881)     (40,053)     (12,271)      (10,121)
Policy charges                                        (330,806)    (357,577)    (434,660)    (158,779)     (202,873)
Contract terminations:
     Surrender benefits                                (99,597)     (97,971)     (89,459)     (55,323)      (97,572)
     Death benefits                                         --           --           --           --            --
                                                      --------      -------   ----------   ----------       -------
Increase (decrease) from contract transactions      10,537,319    9,432,253    6,609,872    3,843,117     8,430,773
                                                    ----------    ---------    ---------    ---------     ---------
Net assets at beginning of year                      2,008,415    2,433,881    3,631,022    1,468,404       940,350
                                                     ---------    ---------    ---------    ---------       -------
Net assets at end of year                          $11,529,113  $12,082,775  $ 8,403,404  $ 4,725,425    $9,912,334
                                                   ===========  ===========  ===========  ===========    ==========
Accumulation unit activity
Units outstanding at beginning of year               2,175,333    2,518,391    4,011,016    1,980,589       889,813
Contract purchase payments                           3,896,557    3,463,153    5,781,472    2,298,405     1,723,377
Net transfers(1)                                    11,308,702    7,892,126    5,190,217    4,239,117     6,165,569
Transfers for policy loans                              (1,609)     (29,255)     (59,373)     (19,165)       (8,880)
Policy charges                                        (455,201)    (407,724)    (671,376)    (224,417)     (181,091)
Contract terminations:
     Surrender benefits                               (160,276)    (121,374)    (164,987)    (117,965)      (91,361)
     Death benefits                                         --           --           --           --            --
                                                      --------      -------   ----------   ----------       -------
Units outstanding at end of year                    16,763,506   13,315,317   14,086,969    8,156,564     8,497,427
                                                    ==========   ==========   ==========    =========     =========

(1) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
96 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Period ended December 31, 2000                          FBC(1)       FBD(1)       FCR(1)       FCM(1)        FDE(1)       FEM(1)
Operations
Investment income (loss) -- net                       $    (81)    $  6,540     $ 10,734   $   39,899      $    397     $   (274)
Net realized gain (loss) on investments                 (2,339)          25       (4,603)           4         2,364       (1,086)
Net change in unrealized appreciation
or depreciation of investments                         (64,018)       7,819      (18,118)         108         2,359      (15,391)
                                                       -------        -----      -------          ---         -----      -------
Net increase (decrease) in net assets
resulting from operations                              (66,438)      14,384      (11,987)      40,011         5,120      (16,751)
                                                       =======       ======      =======       ======         =====      =======
Contract transactions
Contract purchase payments                             104,200      140,996       22,419    2,264,370        70,369       18,219
Net transfers(2)                                       806,839      465,028       89,950    1,961,253       146,828      110,002
Transfers for policy loans                                  --           --           --      (40,922)       50,111           --
Policy charges                                         (11,755)     (10,235)      (2,521)    (127,957)       (3,256)      (1,703)
Contract terminations:
     Surrender benefits                                   (337)         (18)         (93)          (7)           --         (316)
     Death benefits                                         --           --           --           --            --           --
                                                       -------        -----      -------          ---         -----      -------
Increase (decrease) from contract transactions         898,947      595,771      109,755    4,056,737       264,052      126,202
                                                       -------      -------      -------    ---------       -------      -------
Net assets at beginning of year                             --           --           --           --            --           --
                                                       -------        -----      -------          ---         -----      -------
Net assets at end of year                             $832,509     $610,155     $ 97,768   $4,096,748      $269,172     $109,451
                                                      ========     ========     ========   ==========      ========     ========
Accumulation unit activity
Units outstanding at beginning of year                      --           --           --           --            --           --
Contract purchase payments                             110,495      134,318       24,103    2,215,212        71,190       21,321
Net transfers(2)                                       834,993      443,788       93,746    1,923,699       153,556      122,228
Transfers for policy loans                                  --           --           --      (40,022)       51,472           --
Policy charges                                         (12,448)      (9,634)      (2,764)    (125,107)       (3,366)      (2,006)
Contract terminations:
     Surrender benefits                                   (378)        (107)         (92)          (6)           --         (389)
     Death benefits                                         --           --           --           --            --           --
                                                       -------        -----      -------          ---         -----      -------
Units outstanding at end of year                       932,662      568,365      114,993    3,973,776       272,852      141,154
                                                       =======      =======      =======    =========       =======      =======

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
97 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Period ended December 31, 2000 (continued)              FEX(1)       FFI(1)       FGB(1)       FGR(1)        FIE(1)       FMF(1)
Operations
Investment income (loss) -- net                       $ 17,809     $  1,863     $    920   $   (9,443)    $  84,660     $ 21,578
Net realized gain (loss) on investments                 (1,612)         235         (466)      (5,609)       (1,538)        (305)
Net change in unrealized appreciation
or depreciation of investments                         (53,163)       2,644        8,448     (913,680)     (132,389)     (37,843)
                                                       -------        -----        -----     --------      --------      -------
Net increase (decrease) in net assets
resulting from operations                              (36,966)       4,742        8,902     (928,732)      (49,267)     (16,570)
                                                       =======        =====        =====     ========       =======      =======
Contract transactions
Contract purchase payments                             114,245       23,744       46,076    1,263,017        86,773       84,538
Net transfers(2)                                       678,697      103,751      189,877    4,277,184       457,372      517,128
Transfers for policy loans                              (1,409)          --      (27,478)     (10,762)       (3,394)      (1,779)
Policy charges                                          (9,209)      (4,796)      (2,874)     (91,155)      (15,343)     (16,771)
Contract terminations:
     Surrender benefits                                     --           --           --      (15,083)           --           --
     Death benefits                                         --           --           --           --            --           --
                                                       -------        -----        -----     --------      --------      -------
Increase (decrease) from contract transactions         782,324      122,699      205,601    5,423,201       525,408      583,116
                                                       -------      -------      -------    ---------       -------      -------
Net assets at beginning of year                             --           --           --           --            --           --
                                                       -------        -----        -----     --------      --------      -------
Net assets at end of year                             $745,358     $127,441     $214,503   $4,494,469     $ 476,141     $566,546
                                                      ========     ========     ========   ==========     =========     ========
Accumulation unit activity
Units outstanding at beginning of year                      --           --           --           --            --           --
Contract purchase payments                             118,277       22,744       45,005    1,410,239        96,308       84,366
Net transfers(2)                                       697,062      100,649      185,233    4,557,897       478,092      525,208
Transfers for policy loans                              (1,521)          --      (27,115)     (11,571)       (3,715)      (1,804)
Policy charges                                          (9,626)      (4,581)      (2,802)    (101,905)      (16,660)     (17,235)
Contract terminations:
     Surrender benefits                                     --           --           --      (19,641)           --           --
     Death benefits                                         --           --           --           --            --           --
                                                       -------        -----        -----     --------      --------      -------
Units outstanding at end of year                       804,192      118,812      200,321    5,835,019       554,025      590,535
                                                       =======      =======      =======    =========       =======      =======

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
98 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Period ended December 31, 2000 (continued)              FND          FIV(1)       FSM(1)       FSA(1)        FSB(1)       FRE(1)
Operations
Investment income (loss) -- net                    $ 2,106,269   $    1,594     $ 10,499  $   639,036      $  4,681     $   (529)
Net realized gain (loss) on investments                  2,691         (791)        (951)        (226)          (95)         361
Net change in unrealized appreciation
or depreciation of investments                      (5,918,989)     (57,877)     (12,835)  (1,125,698)       (9,520)      13,176
                                                    ----------      -------      -------   ----------        ------       ------
Net increase (decrease) in net assets
resulting from operations                           (3,810,029)     (57,074)      (3,287)    (486,888)       (4,934)      13,008
                                                    ==========      =======       ======     ========        ======       ======
Contract transactions
Contract purchase payments                          10,607,630      196,723      109,102      644,853        12,079       42,843
Net transfers(2)                                    25,788,226      832,137      388,108    2,351,941       104,532      218,231
Transfers for policy loans                            (253,720)          --          (25)        (788)           --           --
Policy charges                                      (1,212,450)     (18,481)      (5,604)     (50,986)         (764)      (3,756)
Contract terminations:
     Surrender benefits                                (91,535)         (66)         (52)      (9,278)           --           --
     Death benefits                                   (112,606)          --           --           --            --           --
                                                    ----------      -------      -------   ----------        ------       ------
Increase (decrease) from contract transactions      34,725,545    1,010,313      491,529    2,935,742       115,847      257,318
                                                    ----------    ---------      -------    ---------       -------      -------
Net assets at beginning of year                      2,571,268           --           --           --            --           --
                                                    ----------      -------      -------   ----------        ------       ------
Net assets at end of year                          $33,486,784   $  953,239     $488,242  $ 2,448,854      $110,913     $270,326
                                                   ===========   ==========     ========  ===========      ========     ========
Accumulation unit activity
Units outstanding at beginning of year               2,231,692           --           --           --            --           --
Contract purchase payments                           9,223,111      204,670      109,354      633,604        12,046       38,624
Net transfers(2)                                    22,264,142      866,646      386,429    2,254,355       102,968      198,268
Transfers for policy loans                            (221,198)          --           47         (767)           --           --
Policy charges                                      (1,050,928)     (19,457)      (5,669)     (51,689)         (758)      (3,411)
Contract terminations:
     Surrender benefits                               (191,741)         (70)         (49)     (11,055)           --           --
     Death benefits                                         --           --           --           --            --           --
                                                    ----------      -------      -------   ----------        ------       ------
Units outstanding at end of year                    32,255,078    1,051,789      490,112    2,824,448       114,256      233,481
                                                    ==========    =========      =======    =========       =======      =======

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
99 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                                Segregated Asset Subaccounts
Period ended December 31, 2000 (continued)              FSV(1)       FUE(1)      FMC(1)      FGT(1)        FIG(1)        FIP(1)
Operations
Investment income (loss) -- net                        $  (138)  $   10,526     $ 11,229  $    12,124    $   39,063     $  2,692
Net realized gain (loss) on investments                    152         (458)         393       (9,931)          (54)         118
Net change in unrealized appreciation
or depreciation of investments                           6,848      (94,726)      29,676   (1,355,671)     (705,336)      (3,720)
                                                         -----      -------       ------   ----------      --------       ------
Net increase (decrease) in net assets
resulting from operations                                6,862      (84,658)      41,298   (1,353,478)     (666,327)        (910)
                                                         =====      =======       ======   ==========      ========         ====
Contract transactions
Contract purchase payments                               7,718      338,801       48,033    1,060,032     1,075,188       29,408
Net transfers(2)                                        78,776      871,469      308,060    4,276,308     4,468,983      251,551
Transfers for policy loans                                  --       (3,385)          --      (19,180)      (18,478)          --
Policy charges                                          (1,100)     (16,250)      (4,738)     (67,251)      (71,250)      (4,383)
Contract terminations:
     Surrender benefits                                     --          (86)          --      (19,530)       (5,386)          --
     Death benefits                                         --           --           --           --            --           --
                                                         -----      -------       ------   ----------      --------       ------
Increase (decrease) from contract transactions          85,394    1,190,549      351,355    5,230,379     5,449,057      276,576
                                                        ------    ---------      -------    ---------     ---------      -------
Net assets at beginning of year                             --           --           --           --            --           --
                                                         -----      -------       ------   ----------      --------       ------
Net assets at end of year                              $92,256   $1,105,891     $392,653  $ 3,876,901    $4,782,730     $275,666
                                                       =======   ==========     ========  ===========    ==========     ========
Accumulation unit activity
Units outstanding at beginning of year                      --           --           --           --            --           --
Contract purchase payments                               7,655      351,861       43,992    1,155,286     1,147,782       30,665
Net transfers(2)                                        74,618      888,546      288,158    4,358,020     4,679,189      260,560
Transfers for policy loans                                  --       (3,390)          --      (21,981)      (20,692)          --
Policy charges                                          (1,022)     (17,023)      (4,338)     (74,715)      (78,070)      (4,603)
Contract terminations:
     Surrender benefits                                     --          (96)          --      (26,156)       (6,234)          --
     Death benefits                                         --           --           --           --            --           --
                                                         -----      -------       ------   ----------      --------       ------
Units outstanding at end of year                        81,251    1,219,898      327,812    5,390,454     5,721,975      286,622
                                                        ======    =========      =======    =========     =========      =======

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
100 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statements of Changes in Net Assets
                                                                       Segregated Asset Subaccounts
Period ended December 31, 2000 (continued)              FGW(1)       FDS(1)       FVS(1)       FIC(1)        FSP(1)
Operations
Investment income (loss) -- net                      $  (3,951)  $   (4,504)  $   (7,332)  $   (3,423)     $ (1,991)
Net realized gain (loss) on investments                    111       (1,108)         317       (2,574)         (171)
Net change in unrealized appreciation
or depreciation of investments                        (154,502)     (89,055)    (442,877)    (264,928)       38,265
                                                      --------      -------     --------     --------        ------
Net increase (decrease) in net assets
resulting from operations                             (158,342)     (94,667)    (449,892)    (270,925)       36,103
                                                      ========      =======     ========     ========        ======
Contract transactions
Contract purchase payments                             407,460      427,490      915,177      363,459       192,123
Net transfers(2)                                     1,790,022    2,141,554    3,237,698    1,398,021       731,728
Transfers for policy loans                              (2,634)     (11,105)      (6,017)      (1,353)         (886)
Policy charges                                         (27,775)     (29,299)     (63,802)     (20,763)      (18,644)
Contract terminations:
     Surrender benefits                                   (316)         (92)      (2,142)         (35)          (74)
     Death benefits                                         --           --           --           --            --
                                                      --------      -------     --------     --------        ------
Increase (decrease) from contract transactions       2,166,757    2,528,548    4,080,914    1,739,329       904,247
                                                     ---------    ---------    ---------    ---------       -------
Net assets at beginning of year                             --           --           --           --            --
                                                      --------      -------     --------     --------        ------
Net assets at end of year                           $2,008,415   $2,433,881   $3,631,022   $1,468,404      $940,350
                                                    ==========   ==========   ==========   ==========      ========
Accumulation unit activity
Units outstanding at beginning of year                      --           --           --           --            --
Contract purchase payments                             413,644      433,204      915,898      434,894       189,329
Net transfers(2)                                     1,793,494    2,126,263    3,167,715    1,572,423       719,847
Transfers for policy loans                              (3,106)     (10,916)      (5,859)      (1,561)         (855)
Policy charges                                         (28,397)     (30,064)     (64,432)     (25,058)      (18,435)
Contract terminations:
     Surrender benefits                                   (302)         (96)      (2,306)        (109)          (73)
     Death benefits                                         --           --           --           --            --
                                                      --------      -------     --------     --------        ------
Units outstanding at end of year                     2,175,333    2,518,391    4,011,016    1,980,589       889,813
                                                     =========    =========    =========    =========       =======

(1) For the period May 15, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
101 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Statement of Changes in Net Assets
                                             Segregated Asset Subaccounts
Period ended December 31, 1999                          FND(1)
Operations
Investment income (loss) -- net                     $    4,555
Net realized gain (loss) on investments                     (1)
Net change in unrealized appreciation
or depreciation of investments                         133,002
                                                       -------
Net increase (decrease) in net assets
resulting from operations                              137,556
                                                       =======
Contract transactions
Contract purchase payments                             118,620
Net transfers(2)                                     2,347,944
Transfers for policy loans                             (21,099)
Policy charges                                         (11,753)
Contract terminations:
     Surrender benefits                                     --
     Death benefits                                         --
                                                        ------
Increase (decrease) from contract transactions       2,433,712
                                                     ---------
Net assets at beginning of year                             --
                                                        ------
Net assets at end of year                           $2,571,268
                                                    ==========
Accumulation unit activity
Units outstanding at beginning of year                      --
Contract purchase payments                             108,601
Net transfers(2)                                     2,152,171
Transfers for policy loans                             (18,420)
Policy charges                                         (10,660)
Contract terminations:
     Surrender benefits                                     --
     Death benefits                                         --
                                                        ------
Units outstanding at end of year                     2,231,692
                                                     =========

(1) For the period Nov. 1, 1999 (commencement of operations) to Dec. 31, 1999.
(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
102 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Notes to Financial Statements

1. ORGANIZATION
IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as open-end management investment companies and have the following investment managers.


Subaccount   Invests exclusively in shares of                                     Investment Manager
FBC          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                 IDS Life Insurance Company(1)
FBD          AXP(R) Variable Portfolio - Bond Fund                                IDS Life Insurance Company(1)
FCR          AXP(R) Variable Portfolio - Capital Resource Fund                    IDS Life Insurance Company(1)
FCM          AXP(R) Variable Portfolio - Cash Management Fund                     IDS Life Insurance Company(1)
FDE          AXP(R) Variable Portfolio - Diversified Equity Income Fund           IDS Life Insurance Company(1)
FEM          AXP(R) Variable Portfolio - Emerging Markets Fund                    IDS Life Insurance Company(2)
FEX          AXP(R) Variable Portfolio - Extra Income Fund                        IDS Life Insurance Company(1)
FFI          AXP(R) Variable Portfolio - Federal Income Fund                      IDS Life Insurance Company(1)
FGB          AXP(R) Variable Portfolio - Global Bond Fund                         IDS Life Insurance Company(1)
FGR          AXP(R) Variable Portfolio - Growth Fund                              IDS Life Insurance Company(1)
FIE          AXP(R) Variable Portfolio - International Fund                       IDS Life Insurance Company(2)
FMF          AXP(R) Variable Portfolio - Managed Fund                             IDS Life Insurance Company(1)
FND          AXP(R) Variable Portfolio - New Dimensions Fund(R)                   IDS Life Insurance Company(1)
FIV          AXP(R) Variable Portfolio - S&P 500 Index Fund                       IDS Life Insurance Company(1)
FSM          AXP(R) Variable Portfolio - Small Cap Advantage Fund                 IDS Life Insurance Company(3)
FSA          AXP(R) Variable Portfolio - Strategy Aggressive Fund                 IDS Life Insurance Company(1)
FSB          Calvert Variable Series, Inc. Social Balanced Portfolio              Calvert Asset Management Company, Inc.(4)
FRE          FTVIPT Franklin Real Estate Fund - Class 2                           Franklin Advisers, Inc.
FSV          FTVIPT Franklin Small Cap Value Securities Fund - Class 2            Franklin Advisory Services, LLC
              (previously FTVIPT Franklin Value Securities Fund - Class 2)
FUE          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                          Goldman Sachs Asset Management
FMC          Goldman Sachs VIT Mid Cap Value Fund                                 Goldman Sachs Asset Management
FGT          Janus Aspen Series Global Technology Portfolio: Service Shares       Janus Capital
FIG          Janus Aspen Series International Growth Portfolio: Service Shares    Janus Capital
FIP          Lazard Retirement International Equity Portfolio                     Lazard Asset Management
FGW          MFS(R) Investors Growth Stock Series - Service Class                 MFS Investment Management(R)
FDS          MFS(R) New Discovery Series - Service Class                          MFS Investment Management(R)
FVS          Putnam VT Vista Fund - Class IB Shares                               Putnam Investment Management, LLC
FIC          Wanger International Small Cap                                       Liberty Wanger Asset Management, L.P.
FSP          Wanger U.S. Smaller Companies                                        Liberty Wanger Asset Management, L.P.
              (previously Wanger U.S. Small Cap)

(1) American Express Financial Corporation (AEFC) is the investment adviser.
(2) AEFC is the investment adviser. American Express Asset Management International, Inc. is the sub-adviser.
(3) AEFC is the investment adviser. Kenwood Capital Management LLC is the sub-adviser.
(4) SSgA Funds Management, Inc. and Brown Capital Management are the investment subadvisers.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the American Express Variable Universal Life IV/ American Express Variable Universal Life IV - ES Policies.

--------------------------------------------------------------------------------
103 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Investments in the Funds
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

Federal Income Taxes
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. VARIABLE ACCOUNT EXPENSES
IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. IDS Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.9% of the average daily net assets of each subaccount.

4. POLICY CHARGES
A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee may be deducted each month to reimburse IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. Additional information can be found in the applicable product's prospectus.

IDS Life deducts a premium expense charge from each premium payment. It partially compensates IDS Life for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge an administrative charge or a death benefit guarantee charge. Additional information can be found in the applicable product's prospectus.

5. SURRENDER CHARGES
IDS Life will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus. Charges by IDS Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $19,059,480 in 2001, $18,285,051 in 2000 and $19,812,217 in
1999. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life.

--------------------------------------------------------------------------------
104 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

6. RELATED PARTY TRANSACTIONS
Management fees were paid indirectly to IDS Life in its capacity as investment manager for the AXP(R) Variable Portfolio Funds. The Fund's Investment Management Agreement provides for a fee at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                                       Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund                       0.560% to 0.470%
AXP(R) Variable Portfolio - Bond Fund                                      0.610% to 0.535%
AXP(R) Variable Portfolio - Capital Resource Fund                          0.630% to 0.570%
AXP(R) Variable Portfolio - Cash Management Fund                           0.510% to 0.440%
AXP(R) Variable Portfolio - Diversified Equity Income Fund                 0.560% to 0.470%
AXP(R) Variable Portfolio - Emerging Markets Fund                          1.170% to 1.095%
AXP(R) Variable Portfolio - Extra Income Fund                              0.620% to 0.545%
AXP(R) Variable Portfolio - Federal Income Fund                            0.610% to 0.535%
AXP(R) Variable Portfolio - Global Bond Fund                               0.840% to 0.780%
AXP(R) Variable Portfolio - Growth Fund                                    0.630% to 0.570%
AXP(R) Variable Portfolio - International Fund                             0.870% to 0.795%
AXP(R) Variable Portfolio - Managed Fund                                   0.630% to 0.550%
AXP(R) Variable Portfolio - New Dimensions Fund(R)                         0.630% to 0.570%
AXP(R) Variable Portfolio - S&P 500 Index Fund                             0.290% to 0.260%
AXP(R) Variable Portfolio - Small Cap Advantage Fund                       0.790% to 0.650%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                       0.650% to 0.575%

IDS Life, in turn, pays to AEFC, an affiliate of IDS Life, a fee based on a percentage of each Fund's average daily net assets for the year. This fee is equal to 0.35% for AXP(R) Variable Portfolio - International Fund and AXP(R) Variable Portfolio - S&P 500 Index Fund and 0.25% for each remaining Fund.

The AXP(R) Variable Portfolio Funds also have an agreement with IDS Life for distribution services. Under a Plan and Agreement of Distribution, each Fund pays a distribution fee at an annual rate up to 0.125% of each Fund's average daily net assets.

The AXP(R) Variable Portfolio Funds have an Administrative Services Agreement with AEFC. Under this agreement, each Fund pays AEFC a fee for administration and accounting services at a percentage of each Fund's average daily net assets in reducing percentages annually as follows:

Fund                                                                       Percentage range
AXP(R) Variable Portfolio - Blue Chip Advantage Fund                       0.040% to 0.020%
AXP(R) Variable Portfolio - Bond Fund                                      0.050% to 0.025%
AXP(R) Variable Portfolio - Capital Resource Fund                          0.050% to 0.030%
AXP(R) Variable Portfolio - Cash Management Fund                           0.030% to 0.020%
AXP(R) Variable Portfolio - Diversified Equity Income Fund                 0.040% to 0.020%
AXP(R) Variable Portfolio - Emerging Markets Fund                          0.100% to 0.050%
AXP(R) Variable Portfolio - Extra Income Fund                              0.050% to 0.025%
AXP(R) Variable Portfolio - Federal Income Fund                            0.050% to 0.025%
AXP(R) Variable Portfolio - Global Bond Fund                               0.060% to 0.040%
AXP(R) Variable Portfolio - Growth Fund                                    0.050% to 0.030%
AXP(R) Variable Portfolio - International Fund                             0.060% to 0.035%
AXP(R) Variable Portfolio - Managed Fund                                   0.040% to 0.020%
AXP(R) Variable Portfolio - New Dimensions Fund(R)                         0.050% to 0.030%
AXP(R) Variable Portfolio - S&P 500 Index Fund                             0.080% to 0.065%
AXP(R) Variable Portfolio - Small Cap Advantage Fund                       0.060% to 0.035%
AXP(R) Variable Portfolio - Strategy Aggressive Fund                       0.060% to 0.035%

The AXP(R) Variable Portfolio Funds pay custodian fees to American Express Trust Company, an affiliate of IDS Life.

--------------------------------------------------------------------------------
105 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

7. INVESTMENT IN SHARES
The subaccounts' investments in shares of the Funds as of Dec. 31, 2001 were as follows:

Subaccount   Investment                                                                  Shares               NAV
FBC          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                         288,628            $ 8.19
FBD          AXP(R) Variable Portfolio - Bond Fund                                      1,282,273             10.47
FCR          AXP(R) Variable Portfolio - Capital Resource Fund                             28,728             21.69
FCM          AXP(R) Variable Portfolio - Cash Management Fund                          22,697,098              1.00
FDE          AXP(R) Variable Portfolio - Diversified Equity Income Fund                 1,447,637             10.10
FEM          AXP(R) Variable Portfolio - Emerging Markets Fund                             37,849              7.41
FEX          AXP(R) Variable Portfolio - Extra Income Fund                              1,077,594              6.57
FFI          AXP(R) Variable Portfolio - Federal Income Fund                              464,021             10.33
FGB          AXP(R) Variable Portfolio - Global Bond Fund                                 172,375              9.55
FGR          AXP(R) Variable Portfolio - Growth Fund                                    1,485,200              6.51
FIE          AXP(R) Variable Portfolio - International Fund                               122,572              8.10
FMF          AXP(R) Variable Portfolio - Managed Fund                                     177,443             15.42
FND          AXP(R) Variable Portfolio - New Dimensions Fund(R)                         4,433,323             15.97
FIV          AXP(R) Variable Portfolio - S&P 500 Index Fund                             1,199,739              7.82
FSM          AXP(R) Variable Portfolio - Small Cap Advantage Fund                         373,218             10.47
FSA          AXP(R) Variable Portfolio - Strategy Aggressive Fund                         685,032              8.34
FSB          Calvert Variable Series, Inc. Social Balanced Portfolio                      605,945              1.76
FRE          FTVIPT Franklin Real Estate Fund - Class 2                                   378,051             17.99
FSV          FTVIPT Franklin Small Cap Value Securities Fund - Class 2                    353,237             10.89
              (previously FTVIPT Franklin Value Securities Fund - Class 2)
FUE          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                  450,782             10.94
FMC          Goldman Sachs VIT Mid Cap Value Fund                                       1,071,399             11.29
FGT          Janus Aspen Series Global Technology Portfolio: Service Shares             1,420,092              4.08
FIG          Janus Aspen Series International Growth Portfolio: Service Shares            676,405             23.30
FIP          Lazard Retirement International Equity Portfolio                             331,206              9.09
FGW          MFS(R) Investors Growth Stock Series - Service Class                       1,192,256              9.67
FDS          MFS(R) New Discovery Series - Service Class                                  793,875             15.22
FVS          Putnam VT Vista Fund - Class IB Shares                                       741,041             11.34
FIC          Wanger International Small Cap                                               306,846             15.40
FSP          Wanger U.S. Smaller Companies                                                445,498             22.25
              (previously Wanger U.S. Small Cap)

8. INVESTMENT TRANSACTIONS
The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2001 were as follows:

Subaccount   Investment                                                                                   Purchases
FBC          AXP(R) Variable Portfolio - Blue Chip Advantage Fund                                       $ 1,900,892
FBD          AXP(R) Variable Portfolio - Bond Fund                                                       13,587,691
FCR          AXP(R) Variable Portfolio - Capital Resource Fund                                              734,154
FCM          AXP(R) Variable Portfolio - Cash Management Fund                                            28,063,497
FDE          AXP(R) Variable Portfolio - Diversified Equity Income Fund                                  14,265,995
FEM          AXP(R) Variable Portfolio - Emerging Markets Fund                                              198,555
FEX          AXP(R) Variable Portfolio - Extra Income Fund                                                6,734,931
FFI          AXP(R) Variable Portfolio - Federal Income Fund                                              5,371,771
FGB          AXP(R) Variable Portfolio - Global Bond Fund                                                 1,545,407
FGR          AXP(R) Variable Portfolio - Growth Fund                                                      7,638,550
FIE          AXP(R) Variable Portfolio - International Fund                                                 910,648
FMF          AXP(R) Variable Portfolio - Managed Fund                                                     2,608,803
FND          AXP(R) Variable Portfolio - New Dimensions Fund(R)                                          44,398,228
FIV          AXP(R) Variable Portfolio - S&P 500 Index Fund                                               8,959,057
FSM          AXP(R) Variable Portfolio - Small Cap Advantage Fund                                         3,384,098
FSA          AXP(R) Variable Portfolio - Strategy Aggressive Fund                                         4,829,610
FSB          Calvert Variable Series, Inc. Social Balanced Portfolio                                      1,042,700
FRE          FTVIPT Franklin Real Estate Fund - Class 2                                                   6,300,820
FSV          FTVIPT Franklin Small Cap Value Securities Fund - Class 2                                    3,566,117
              (previously FTVIPT Franklin Value Securities Fund - Class 2)
FUE          Goldman Sachs VIT CORE(SM) U.S. Equity Fund                                                  4,278,596
FMC          Goldman Sachs VIT Mid Cap Value Fund                                                        11,615,207
FGT          Janus Aspen Series Global Technology Portfolio: Service Shares                               4,219,821
FIG          Janus Aspen Series International Growth Portfolio: Service Shares                           12,791,183

--------------------------------------------------------------------------------
106 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Subaccount   Investment                                                                                   Purchases
FIP          Lazard Retirement International Equity Portfolio                                           $ 3,035,557
FGW          MFS(R) Investors Growth Stock Series - Service Class                                        10,545,633
FDS          MFS(R) New Discovery Series - Service Class                                                  9,569,016
FVS          Putnam VT Vista Fund - Class IB Shares                                                       7,237,089
FIC          Wanger International Small Cap                                                               4,437,410
FSP          Wanger U.S. Smaller Companies                                                                8,423,545
              (previously Wanger U.S. Small Cap)

9. FINANCIAL HIGHLIGHTS
The table below shows certain financial information regarding the subaccounts.

                                         FBC      FBD      FCR      FCM      FDE     FEM      FEX      FFI      FGB     FGR
At Dec. 31, 2000
Accumulation unit value                $0.89    $1.07    $0.85    $1.03    $0.99   $0.78    $0.93    $1.07    $1.07   $0.77
                                       -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
At Dec. 31, 2001
Accumulation unit value                $0.74    $1.15    $0.69    $1.06    $1.00   $0.76    $0.96    $1.13    $1.08   $0.53
Units (000s)                           3,208   11,758      904   21,573   14,695     370    7,416    4,257    1,541  18,390
Net assets (000s)                     $2,370  $13,468     $624  $22,864  $14,674    $280   $7,150   $4,813   $1,657  $9,693
                                      ------  -------     ----  -------  -------    ----   ------   ------   ------  ------
For the year ended Dec. 31, 2001
Investment income(1)                   0.71%    6.31%    0.41%    3.13%    1.41%   0.02%   10.78%    4.42%    4.25%      --
Expense ratio(2)                       0.90%    0.90%    0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%   0.90%
Total return(3)                      (16.85%)   7.48%  (18.82%)   2.91%    1.01%  (2.56%)   3.23%    5.61%    0.93% (31.17%)
                                     ------     ----   ------     ----     ----   -----     ----     ----     ----  ------

                                         FIE      FMF      FND      FIV      FSM     FSA      FSB      FRE      FSV     FUE
At Dec. 31, 2000
Accumulation unit value                $0.86    $0.96    $1.04    $0.91    $1.00   $0.87    $0.97    $1.16    $1.14   $0.91
                                       -----    -----    -----    -----    -----   -----    -----    -----    -----   -----
At Dec. 31, 2001
Accumulation unit value                $0.61    $0.85    $0.86    $0.79    $0.92   $0.58    $0.90    $1.24    $1.28   $0.79
Units (000s)                           1,636    3,221   82,787   11,971    4,264   9,945    1,190    5,495    3,004   6,234
Net assets (000s)                       $993   $2,738  $70,947   $9,411   $3,935  $5,733   $1,066   $6,801   $3,847  $4,932
                                        ----   ------  -------   ------   ------  ------   ------   ------   ------  ------
For the year ended Dec. 31, 2001
Investment income(1)                   1.29%    2.63%    0.26%    1.03%       --   0.23%    8.94%    2.84%    0.28%   0.83%
Expense ratio(2)                       0.90%    0.90%    0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%   0.90%
Total return(3)                      (29.07%) (11.46%) (17.31%) (13.19%)  (8.00%)(33.33%)  (7.22%)   6.90%   12.28% (13.19%)
                                     ------   ------   ------   ------    -----  ------    -----     ----    -----  ------

                                                  FMC      FGT      FIG      FIP     FGW      FDS      FVS      FIC     FSP
At Dec. 31, 2000
Accumulation unit value                         $1.20    $0.72    $0.84    $0.96   $0.92    $0.97    $0.91    $0.74   $1.06
                                                -----    -----    -----    -----   -----    -----    -----    -----   -----
At Dec. 31, 2001
Accumulation unit value                         $1.33    $0.45    $0.63    $0.72   $0.69    $0.91    $0.60    $0.58   $1.17
Units (000s)                                    9,095   12,969   24,849    4,159  16,764   13,315   14,087    8,157   8,497
Net assets (000s)                             $12,096   $5,794  $15,760   $3,011 $11,529  $12,083   $8,403   $4,725  $9,912
                                              -------   ------  -------   ------ -------  -------   ------   ------  ------
For the year ended Dec. 31, 2001
Investment income(1)                            2.49%    0.66%    0.78%    0.01%   0.04%       --       --       --   0.03%
Expense ratio(2)                                0.90%    0.90%    0.90%    0.90%   0.90%    0.90%    0.90%    0.90%   0.90%
Total return(3)                                10.83%  (37.50%) (25.00%) (25.00%)(25.00%)  (6.19%) (34.07%) (21.62%) 10.38%
                                               -----   ------   ------   ------  ------    -----   ------   ------   -----

(1) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
(2) These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated.

--------------------------------------------------------------------------------
107 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Condensed Financial Information

(Unaudited)

The following tables give per-unit information about the financial history of each subaccount.


Year ended Dec. 31,                                                                 2001         2000          1999
--------------------------------------------------------------------------------------------------------------------
Subaccount FBC(1) (Investing in shares of AXP(R) Variable Portfolio --
Blue Chip Advantage Fund)
Accumulation unit value at beginning of period                                     $0.89        $1.00            --
Accumulation unit value at end of period                                           $0.74        $0.89            --
Number of accumulation units outstanding at end of period (000 omitted)            3,208          933            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FBD(1) (Investing in shares of AXP(R) Variable Portfolio -- Bond Fund)
Accumulation unit value at beginning of period                                     $1.07        $1.00            --
Accumulation unit value at end of period                                           $1.15        $1.07            --
Number of accumulation units outstanding at end of period (000 omitted)           11,758          568            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FCR(1) (Investing in shares of AXP(R) Variable Portfolio --
Capital Resource Fund)
Accumulation unit value at beginning of period                                     $0.85        $1.00            --
Accumulation unit value at end of period                                           $0.69        $0.85            --
Number of accumulation units outstanding at end of period (000 omitted)              904          115            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FCM(1) (Investing in shares of AXP(R) Variable Portfolio --
Cash Management Fund)
Accumulation unit value at beginning of period                                     $1.03        $1.00            --
Accumulation unit value at end of period                                           $1.06        $1.03            --
Number of accumulation units outstanding at end of period (000 omitted)           21,573        3,974            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FDE(1) (Investing in shares of AXP(R) Variable Portfolio --
Diversified Equity Income Fund)
Accumulation unit value at beginning of period                                     $0.99        $1.00            --
Accumulation unit value at end of period                                           $1.00        $0.99            --
Number of accumulation units outstanding at end of period (000 omitted)           14,695          273            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FEM(1) (Investing in shares of AXP(R) Variable Portfolio --
Emerging Markets Fund)
Accumulation unit value at beginning of period                                     $0.78        $1.00            --
Accumulation unit value at end of period                                           $0.76        $0.78            --
Number of accumulation units outstanding at end of period (000 omitted)              370          141            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FEX(1) (Investing in shares of AXP(R) Variable Portfolio --
Extra Income Fund)
Accumulation unit value at beginning of period                                     $0.93        $1.00            --
Accumulation unit value at end of period                                           $0.96        $0.93            --
Number of accumulation units outstanding at end of period (000 omitted)            7,416          804            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FFI(1) (Investing in shares of AXP(R) Variable Portfolio --
Federal Income Fund)
Accumulation unit value at beginning of period                                     $1.07        $1.00            --
Accumulation unit value at end of period                                           $1.13        $1.07            --
Number of accumulation units outstanding at end of period (000 omitted)            4,257          119            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FGB(1) (Investing in shares of AXP(R) Variable Portfolio --
Global Bond Fund)
Accumulation unit value at beginning of period                                     $1.07        $1.00            --
Accumulation unit value at end of period                                           $1.08        $1.07            --
Number of accumulation units outstanding at end of period (000 omitted)            1,541          200            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FGR(1) (Investing in shares of AXP(R) Variable Portfolio --
Growth Fund)
Accumulation unit value at beginning of period                                     $0.77        $1.00            --
Accumulation unit value at end of period                                           $0.53        $0.77            --
Number of accumulation units outstanding at end of period (000 omitted)           18,390        5,835            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FIE(1) (Investing in shares of AXP(R) Variable Portfolio --
International Fund)
Accumulation unit value at beginning of period                                     $0.86        $1.00            --
Accumulation unit value at end of period                                           $0.61        $0.86            --
Number of accumulation units outstanding at end of period (000 omitted)            1,636          554            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FMF(1) (Investing in shares of AXP(R) Variable Portfolio --
Managed Fund)
Accumulation unit value at beginning of period                                     $0.96        $1.00            --
Accumulation unit value at end of period                                           $0.85        $0.96            --
Number of accumulation units outstanding at end of period (000 omitted)            3,221          591            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FND(2) (Investing in shares of AXP(R) Variable Portfolio --
New Dimensions Fund(R))
Accumulation unit value at beginning of period                                     $1.04        $1.15         $1.00
Accumulation unit value at end of period                                           $0.86        $1.04         $1.15
Number of accumulation units outstanding at end of period (000 omitted)           82,787       32,255         2,232
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
108 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Year ended Dec. 31,                                                                2001         2000           1999
--------------------------------------------------------------------------------------------------------------------
Subaccount FIV(1) (Investing in shares of AXP(R) Variable Portfolio --
S&P 500 Index Fund)
Accumulation unit value at beginning of period                                     $0.91        $1.00            --
Accumulation unit value at end of period                                           $0.79        $0.91            --
Number of accumulation units outstanding at end of period (000 omitted)           11,971        1,052            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FSM(1) (Investing in shares of AXP(R) Variable Portfolio --
Small Cap Advantage Fund)
Accumulation unit value at beginning of period                                     $1.00        $1.00            --
Accumulation unit value at end of period                                           $0.92        $1.00            --
Number of accumulation units outstanding at end of period (000 omitted)            4,264          490            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FSA(1) (Investing in shares of AXP(R) Variable Portfolio --
Strategy Aggressive Fund)
Accumulation unit value at beginning of period                                     $0.87        $1.00            --
Accumulation unit value at end of period                                           $0.58        $0.87            --
Number of accumulation units outstanding at end of period (000 omitted)            9,945        2,824            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FSB(1) (Investing in shares of Calvert Variable Series, Inc.
Social Balanced Portfolio)
Accumulation unit value at beginning of period                                     $0.97        $1.00            --
Accumulation unit value at end of period                                           $0.90        $0.97            --
Number of accumulation units outstanding at end of period (000 omitted)            1,190          114            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FRE(1) (Investing in shares of FTVIPT Franklin Real Estate
Fund - Class 2)
Accumulation unit value at beginning of period                                     $1.16        $1.00            --
Accumulation unit value at end of period                                           $1.24        $1.16            --
Number of accumulation units outstanding at end of period (000 omitted)            5,495          233            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FSV(1) (Investing in shares of FTVIPT Franklin Small Cap Value
Securities Fund - Class 2)
(previously FTVIPT Franklin Value Securities Fund - Class 2)
Accumulation unit value at beginning of period                                     $1.14        $1.00            --
Accumulation unit value at end of period                                           $1.28        $1.14            --
Number of accumulation units outstanding at end of period (000 omitted)            3,004           81            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FUE(1) (Investing in shares of Goldman Sachs VIT CORE(SM) U.S.
Equity Fund)
Accumulation unit value at beginning of period                                     $0.91        $1.00            --
Accumulation unit value at end of period                                           $0.79        $0.91            --
Number of accumulation units outstanding at end of period (000 omitted)            6,234        1,220            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FMC(1) (Investing in shares of Goldman Sachs VIT Mid Cap
Value Fund)
Accumulation unit value at beginning of period                                     $1.20        $1.00            --
Accumulation unit value at end of period                                           $1.33        $1.20            --
Number of accumulation units outstanding at end of period (000 omitted)            9,095          328            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FGT(1) (Investing in shares of Janus Aspen Series Global
Technology Portfolio: Service Shares)
Accumulation unit value at beginning of period                                     $0.72        $1.00            --
Accumulation unit value at end of period                                           $0.45        $0.72            --
Number of accumulation units outstanding at end of period (000 omitted)           12,969        5,390            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FIG(1) (Investing in shares of Janus Aspen Series International
Growth Portfolio: Service Shares)
Accumulation unit value at beginning of period                                     $0.84        $1.00            --
Accumulation unit value at end of period                                           $0.63        $0.84            --
Number of accumulation units outstanding at end of period (000 omitted)           24,849        5,722            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FIP(1) (Investing in shares of Lazard Retirement Series
International Equity Portfolio)
Accumulation unit value at beginning of period                                     $0.96        $1.00            --
Accumulation unit value at end of period                                           $0.72        $0.96            --
Number of accumulation units outstanding at end of period (000 omitted)            4,159          287            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FGW(1) (Investing in shares of MFS(R) Investors Growth Stock
Series - Service Class)
Accumulation unit value at beginning of period                                     $0.92        $1.00            --
Accumulation unit value at end of period                                           $0.69        $0.92            --
Number of accumulation units outstanding at end of period (000 omitted)           16,764        2,175            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FDS(1) (Investing in shares of MFS(R) New Discovery Series -
Service Class)
Accumulation unit value at beginning of period                                     $0.97        $1.00            --
Accumulation unit value at end of period                                           $0.91        $0.97            --
Number of accumulation units outstanding at end of period (000 omitted)           13,315        2,518            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FVS(1) (Investing in shares of Putnam VT Vista Fund -
Class IB Shares)
Accumulation unit value at beginning of period                                     $0.91        $1.00            --
Accumulation unit value at end of period                                           $0.60        $0.91            --
Number of accumulation units outstanding at end of period (000 omitted)           14,087        4,011            --
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
109 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Variable Life Separate Account -
  American Express Variable Universal Life IV/
  American Express Variable Universal Life IV - Estate Series
----------------------------------------------------------------------------

Year ended Dec. 31,                                                                 2001         2000          1999
--------------------------------------------------------------------------------------------------------------------
Subaccount FIC(1) (Investing in shares of Wanger International Small Cap)
Accumulation unit value at beginning of period                                     $0.74        $1.00            --
Accumulation unit value at end of period                                           $0.58        $0.74            --
Number of accumulation units outstanding at end of period (000 omitted)            8,157        1,981            --
--------------------------------------------------------------------------------------------------------------------
Subaccount FSP(1) (Investing in shares of Wanger U.S. Smaller Companies)
(previously Wanger U.S. Small Cap)
Accumulation unit value at beginning of period                                     $1.06        $1.00            --
Accumulation unit value at end of period                                           $1.17        $1.06            --
Number of accumulation units outstanding at end of period (000 omitted)            8,497          890            --
--------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on May 15, 2000.
(2) Operations commenced on Nov. 1, 1999.


--------------------------------------------------------------------------------
110 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS
--------------------------------------------------------------------------------

IDS Life Insurance Company
----------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
                                                                     June 30,         December 31,
                                                                       2002               2001
(In thousands)(unaudited)
Assets
Investments:
   Available for sale:
     Fixed maturities, at fair value
     (Amortized cost: 2002, $20,059,945; 2001, $20,022,072)          $20,384,521      $20,157,137
     Common stocks (Cost: 2002, $21,451; 2001, $805)                      21,794            1,704
   Mortgage loans on real estate                                       3,591,370        3,680,394
   Policy loans                                                          603,741          619,571
   Other investments                                                     709,772          621,897
                                                                         -------          -------
     Total investments                                                25,311,198       25,080,703
Cash and cash equivalents                                              1,106,536        1,150,251
Amounts recoverable from reinsurers                                      586,738          529,166
Amounts due from brokers                                                 148,221           90,794
Other accounts receivable                                                 63,084           46,349
Accrued investment income                                                278,864          278,199
Deferred policy acquisition costs                                      3,236,427        3,107,187
Deferred income taxes                                                     84,450          156,308
Other assets                                                             114,145          123,246
Separate account assets                                               24,569,120       27,333,697
                                                                      ----------       ----------
     Total assets                                                    $55,498,783      $57,895,900
                                                                     ===========      ===========
Liabilities and stockholder's equity
Liabilities:
   Future policy benefits:
     Fixed annuities                                                 $20,621,461      $19,592,273
     Universal life-type insurance                                     3,459,044        3,433,904
     Traditional life insurance                                          258,616          241,165
     Disability income and long-term care insurance                    1,340,877        1,227,172
   Policy claims and other policyholders' funds                           79,124           71,879
   Amounts due to brokers                                                759,874        1,740,031
   Other liabilities                                                     340,672          437,017
   Separate account liabilities                                       24,569,120       27,333,697
                                                                      ----------       ----------
     Total liabilities                                                51,428,788       54,077,138
                                                                      ----------       ----------
Stockholder's equity:
   Capital stock, $30 par value per share; 100,000 shares
     authorized, issued and outstanding                                    3,000            3,000
   Additional paid-in capital                                            688,327          688,327
   Accumulated other comprehensive income, net of tax:
     Net unrealized securities gains                                     204,391           85,549
     Net unrealized derivative losses                                       (448)            (774)
                                                                            ----             ----
        Total accumulated other comprehensive income                     203,943           84,775
   Retained earnings                                                   3,174,725        3,042,660
                                                                       ---------        ---------
           Total stockholder's equity                                  4,069,995        3,818,762
                                                                       ---------        ---------
Total liabilities and stockholder's equity                           $55,498,783      $57,895,900
                                                                     ===========      ===========

See accompanying notes.

----------------------------------------------------------------------------
111 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company
----------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
                                                                           Three months ended
                                                                                June 30,
(In thousands) (unaudited)                                               2002                2001
Revenues
Premiums:
   Traditional life insurance                                           $ 16,752        $  15,003
   Disability income and long-term care insurance                         66,335           62,196
                                                                          ------           ------
     Total premiums                                                       83,087           77,199
Policyholder and contractholder charges                                  129,764          121,451
Management and other fees                                                108,835          120,921
Net investment income                                                    381,953          256,510
Net realized loss on investments                                         (40,590)        (488,289)
                                                                         -------         --------
     Total revenues                                                      663,049           87,792
                                                                         -------           ------
Benefits and expenses
Death and other benefits:
   Traditional life insurance                                             10,992            8,796
   Universal life-type insurance and investment contracts                 51,328           30,500
   Disability income and long-term care insurance                         12,610           11,137
Increase in liabilities for future policy benefits:
   Traditional life insurance                                              2,636            1,656
   Disability income and long-term care insurance                         34,943           29,174
Interest credited on universal life-type insurance and
   investment contracts                                                  274,640          291,027
Amortization of deferred policy acquisition costs                         90,502           71,128
Other insurance and operating expenses                                   105,752           97,326
                                                                         -------           ------
     Total benefits and expenses                                         583,403          540,744
                                                                         -------          -------
Income (loss) before income tax expense (benefit)                         79,646         (452,952)
Income tax expense (benefit)                                               7,915         (177,626)
                                                                           -----         --------
Net income (loss)                                                       $ 71,731        $(275,326)
                                                                        ========        =========

See accompanying notes.

----------------------------------------------------------------------------
112 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company
----------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
                                                                            Six months ended
                                                                                June 30,
(In thousands), (unaudited)                                               2002              2001
Revenues
Premiums:
   Traditional life insurance                                         $   32,664       $   29,460
   Disability income and long-term care insurance                        131,720          122,685
                                                                         -------          -------
     Total premiums                                                      164,384          152,145
Policyholder and contractholder charges                                  254,815          241,105
Management and other fees                                                220,005          245,516
Net investment income                                                    781,854          673,944
Net realized loss on investments                                         (45,314)        (615,206)
                                                                         -------         --------
     Total revenues                                                    1,375,744          697,504
                                                                       ---------          -------
Benefits and expenses
Death and other benefits:
   Traditional life insurance                                             18,187           17,469
   Universal life-type insurance and investment contracts                 97,719           76,319
   Disability income and long-term care insurance                         24,778           21,456
Increase in liabilities for future policy benefits:
   Traditional life insurance                                              4,425            3,261
   Disability income and long-term care insurance                         64,017           53,865
Interest credited on universal life-type insurance
   and investment contracts                                              553,920          568,501
Amortization of deferred policy acquisition costs                        165,674          227,374
Other insurance and operating expenses                                   200,482          213,683
                                                                         -------          -------
     Total benefits and expenses                                       1,129,202        1,181,928
                                                                       ---------        ---------
Income (loss) before income tax expense (benefit)                        246,542         (484,424)
Income tax expense (benefit)                                              46,581         (205,580)
                                                                          ------         --------
Net income (loss) before cumulative effect of accounting change          199,961         (278,844)
Cumulative effect of accounting change (net of tax of $11,647)                --          (21,410)
                                                                          ------         --------
Net income (loss)                                                     $  199,961       $ (300,254)
                                                                      ==========       ==========

See accompanying notes.

----------------------------------------------------------------------------
113 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company
----------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
                                                                                                     Six months ended
                                                                                                         June 30,
(In thousands), (unaudited)                                                                        2002               2001
Cash flows from operating activities
Net income (loss)                                                                              $   199,961      $  (300,254)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
   Cumulative effect of accounting change, net of Tax                                                   --           21,410
   Policy loans, excluding universal life-type insurance:
     Issuance                                                                                      (18,974)         (25,302)
     Repayment                                                                                      25,028           27,873
   Change in amounts recoverable from reinsurers                                                   (57,572)         (48,002)
   Change in other accounts receivable                                                             (16,735)         (30,843)
   Change in accrued investment income                                                                (665)          23,419
   Change in deferred policy acquisition costs, net                                               (135,362)         (43,297)
   Change in liabilities for future policy benefits for traditional life, disability income
     and long-term care insurance                                                                  131,156           99,121
   Change in policy claims and other policyholders' funds                                            7,245           25,121
   Change in deferred income taxes                                                                   7,690         (339,915)
   Change in other assets                                                                            9,101          (98,753)
   Change in other liabilities                                                                     (96,345)         109,490
   Accretion of discount, net                                                                       31,399          192,475
   Net realized loss on investments                                                                 45,314          615,206
   Contractholder charges, non-cash                                                               (112,063)        (108,454)
   Other, net                                                                                       (9,816)          (2,939)
                                                                                                    ------           ------
     Net cash provided by operating activities                                                       9,362          116,356
                                                                                                     -----          -------
Cash flows from investing activities
Fixed maturities available for sale:
   Purchases                                                                                    (4,894,562)      (3,603,262)
   Maturities, sinking fund payments and calls                                                   1,604,836        1,126,799
   Sales                                                                                         3,226,222        1,925,753
Other investments, excluding policy loans:
   Purchases                                                                                      (279,229)        (135,864)
   Sales                                                                                           222,646          191,850
Change in amounts due from broker                                                                  (57,427)         (12,107)
Change in amounts due to broker                                                                   (980,157)         502,091
                                                                                                  --------          -------
   Net cash used in investing activities                                                        (1,157,671)          (4,740)
                                                                                                ----------           ------
Cash flows from financing activities
Activity related to universal life-type insurance and investment contracts:
   Considerations received                                                                       1,633,285          983,260
   Surrenders and death benefits                                                                (1,022,386)      (1,622,820)
   Interest credited to account balances                                                           553,920          568,501
Universal life-type insurance policy loans:
   Issuance                                                                                        (39,107)         (51,221)
   Repayment                                                                                        48,882           46,447
Cash dividends to parent                                                                           (70,000)              --
                                                                                                 ---------          -------
   Net cash provided by (used in) financing activities                                           1,104,594          (75,833)
                                                                                                 ---------          -------
Net (decrease) increase in cash and cash equivalents                                               (43,715)          35,783
Cash and cash equivalents at beginning of period                                                 1,150,251          316,974
                                                                                                 ---------          -------
Cash and cash equivalents at end of period                                                     $ 1,106,536      $   352,757
                                                                                               ===========      ===========

See accompanying notes.

----------------------------------------------------------------------------
114 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company
----------------------------------------------------------------------------

Notes to Consolidated Financial Statements

June 30, 2002

(In thousands), (unaudited)

1. GENERAL
In the opinion of the management of IDS Life Insurance Company (the Company), the accompanying unaudited consolidated financial statements contain all adjustments (consisting of normal recurring adjustments) necessary to present fairly its balance sheet as of June 30, 2002, statements of income for the three and six months ended June 30, 2002 and 2001 and statements of cash flows for the six months ended June 30, 2002 and 2001.

The Company is a wholly owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company. The accompanying unaudited consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, IDS Life Insurance Company of New York, American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company, American Express Corporation and IDS REO 1, LLC. All material intercompany accounts and transactions have been eliminated in consolidation.

2. COMPREHENSIVE INCOME
Total comprehensive income (loss) was $324,264 and $(172,222) for the three months and $319,129 and $113,700 for the six months ended June 30, 2002 and 2001, respectively.

3. STATEMENTS OF CASH FLOWS
Cash paid for interest on borrowings totaled $4,648 and $11,422 for the six months ended June 30, 2002, and 2001, respectively. Cash paid for income taxes totaled $106,687 for the six months ended June 30, 2002 compared to cash received of $64,551 for the six months ended June 30, 2001.

4. ACCOUNTING DEVELOPMENTS
In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets". The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain high-yield investments contained in structured securities. Adoption of the consensus required the Company to adjust the carrying amount of these investments downward by $21,410, net of tax, upon adoption.

5. COMMITTMENTS AND CONTINGENCIES
Commitments to fund mortgage loan investments in the ordinary course of business at June 30, 2002 aggregated $40,550.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains only 20% of the mortality risk on new variable universal life insurance policies and 10% of the mortality risk on new term insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

A number of lawsuits involving insurance sales practices, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts have been filed against life and health insurers in jurisdictions in which the Company and its affiliates do business. The Company and its affiliates, like other life and health insurers, are involved in such litigation. The Company was a named defendant in three class action lawsuits of this nature. On December 13, 1996, an action entitled Lesa Benacquisto and Daniel Benacquisto v. IDS Life Insurance Company and American Express Financial Corporation was commenced in Minnesota state court. A second action, entitled Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. IDS Life Insurance Company and American Express Financial Corporation was commenced in the same court on March 21, 1997. On October 13, 1998, an action entitled Richard W. and Elizabeth J. Thoresen v. American
Express Financial Corporation, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was also commenced in Minnesota state court. These three class action lawsuits included allegations of improper insurance and annuity sales practices including improper replacement of existing annuity contracts and insurance policies, improper use of annuities to fund tax deferred contributory retirement plans, alleged agent misconduct, failure to properly supervise agents and other matters relating to life insurance policies and annuity contracts.

----------------------------------------------------------------------------
115 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company
----------------------------------------------------------------------------

In January 2000, AEFC and its subsidiaries reached an agreement in principle to settle the three class action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants in exchange for a release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August 2000, an action entitled Lesa Benacquisto, Daniel Benacquisto, Richard Thoresen, Elizabeth Thoresen, Arnold Mork, Isabella Mork, Ronald Melchert and Susan Melchert v. American Express Financial Corporation, American Express Financial Advisors, American Centurion Life Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and IDS Life Insurance Company of New York was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.

In May 2001, the United States District Court for the District of Minnesota and the District Court, Fourth Judicial District for the State of Minnesota, Hennepin County entered orders approving the settlement as tentatively reached in January 2000. Appeals were filed in both federal and state court but subsequently dismissed by the parties filing the appeals. The orders approving the settlement were final as of September 24, 2001. Implementation of the settlement commenced October 15, 2001.

Numerous individuals opted out of the settlement described above and therefore did not release their claims against AEFC and its subsidiaries. Some of these class members who opted out were represented by counsel and presented separate claims to the Company. Most of their claims have been settled.

The outcome of any litigation or threatened litigation cannot be predicted with any certainty. However, in the aggregate, the Company does not consider any lawsuits in which it is named as a defendant to have a material impact on the Company's financial position or operating results.

----------------------------------------------------------------------------
116 AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV/AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE IV -- ESTATE SERIES -- PROSPECTUS

IDS Life Insurance Company
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 2001 and 2000, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2001, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP
January 28, 2002
Minneapolis, Minnesota

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Balance Sheets

December 31, (In thousands, except share amounts)                                                      2001          2000
Assets
Investments:
   Fixed maturities:
      Held-to-maturity, at amortized cost (fair value: 2000, $6,471,798)                          $        --   $ 6,463,613
      Available-for-sale, at fair value (amortized cost: 2001, $20,022,072; 2000, $12,929,870)     20,157,137    12,399,990
   Common stocks                                                                                        1,704        10,333
   Mortgage loans on real estate                                                                    3,680,394     3,738,091
   Policy loans                                                                                       619,571       618,973
   Other investments                                                                                  621,897       575,551
                                                                                                      -------       -------
      Total investments                                                                            25,080,703    23,806,551
Cash and cash equivalents                                                                           1,150,251       316,974
Amounts recoverable from reinsurers                                                                   529,166       416,480
Amounts due from brokers                                                                               90,794        15,302
Other accounts receivable                                                                              46,349        42,324
Accrued investment income                                                                             278,199       334,928
Deferred policy acquisition costs                                                                   3,107,187     2,951,655
Deferred income taxes, net                                                                            156,308       136,588
Other assets                                                                                          123,246        80,054
Separate account assets                                                                            27,333,697    32,349,347
                                                                                                   ----------    ----------
Total assets                                                                                      $57,895,900   $60,450,203
                                                                                                  ===========   ===========
Liabilities and stockholder's equity
Liabilities:
   Future policy benefits:
      Fixed annuities                                                                             $19,592,273   $19,417,446
      Universal life-type insurance                                                                 3,433,904     3,410,871
      Traditional life insurance                                                                      241,165       232,913
      Disability income and long-term care insurance                                                1,227,172     1,012,247
   Policy claims and other policyholders' funds                                                        71,879        52,067
   Amounts due to brokers                                                                           1,740,031       446,347
   Other liabilities                                                                                  437,017       463,561
   Separate account liabilities                                                                    27,333,697    32,349,347
                                                                                                   ----------    ----------
      Total liabilities                                                                            54,077,138    57,384,799
                                                                                                   ----------    ----------
Commitments and contingencies
Stockholder's equity:
   Capital stock, $30 par value per share; 100,000 shares authorized, issued and outstanding            3,000         3,000
   Additional paid-in capital                                                                         688,327       288,327
   Accumulated other comprehensive income (loss), net of tax:
      Net unrealized securities gains (losses)                                                         85,549      (333,734)
      Net unrealized derivative (losses)                                                                 (774)           --
                                                                                                   ----------    ----------
         Total accumulated other comprehensive income (loss)                                           84,775      (333,734)
                                                                                                   ----------    ----------
   Retained earnings                                                                                3,042,660     3,107,811
                                                                                                   ----------    ----------
         Total stockholder's equity                                                                 3,818,762     3,065,404
                                                                                                   ----------    ----------
Total liabilities and stockholder's equity                                                        $57,895,900   $60,450,203
                                                                                                  ===========   ===========

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Income

Years ended December 31, (In thousands)                                                 2001          2000           1999
Revenues
Premiums:
   Traditional life insurance                                                       $   59,415     $   56,187   $    53,790
   Disability income and long-term care insurance                                      255,428        231,311       201,637
                                                                                       -------        -------       -------
      Total premiums                                                                   314,843        287,498       255,427
Net investment income                                                                1,485,688      1,730,605     1,919,573
Contractholder charges                                                                 489,583        438,127       411,994
Management and other fees                                                              473,406        598,168       473,108
Net realized (loss) gain on investments                                               (649,752)       (16,975)       26,608
                                                                                      --------        -------        ------
      Total revenues                                                                 2,113,768      3,037,423     3,086,710
                                                                                     ---------      ---------     ---------
Benefits and expenses
Death and other benefits:
   Traditional life insurance                                                           35,519         29,042        29,819
   Universal life-type insurance and investment contracts                              175,247        131,467       118,561
   Disability income and long-term care insurance                                       44,725         40,246        30,622
Increase in liabilities for future policy benefits:
   Traditional life insurance                                                            7,231          5,765         7,311
   Disability income and long-term care insurance                                      123,227        113,239        87,620
Interest credited on universal life-type insurance and investment contracts          1,137,636      1,169,641     1,240,575
Amortization of deferred policy acquisition costs                                      371,342        362,106       321,036
Other insurance and operating expenses                                                 407,798        378,653       346,849
                                                                                       -------        -------       -------
      Total benefits and expenses                                                    2,302,725      2,230,159     2,182,393
                                                                                     ---------      ---------     ---------
(Loss) income before income tax (benefit) expense a
   nd cumulative effect of accounting change                                          (188,957)       807,264       904,317
Income tax (benefit) expense                                                          (145,222)       221,627       267,864
                                                                                      --------        -------       -------
(Loss) income before cumulative effect of accounting change                            (43,735)       585,637       636,453
Cumulative effect of accounting change (net of income tax benefit of $11,532)          (21,416)            --            --
                                                                                      --------        -------       -------
Net (loss) income                                                                   $  (65,151)    $  585,637    $  636,453
                                                                                    ----------     ----------    ----------

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Stockholder's Equity

                                                                                      Accumulated
                                                                                         other
                                                                       Additional    comprehensive                    Total
                                                           Capital       paid-in    income (loss),   Retained     stockholder's
For the three years ended December 31, 2001 (In thousands)  stock        capital      net of tax     earnings        equity
Balance, January 1, 1999                                   $3,000       $288,327     $ 169,584     $2,645,721    $3,106,632
Comprehensive income:
   Net income                                                  --             --            --        636,453       636,453
   Unrealized holding losses arising
      during the year, net of deferred
      policy acquisition costs of $28,444
      and income taxes of $304,936                             --             --      (566,311)            --      (566,311)
   Reclassification adjustment
      for gains included in net income,
      net of income tax of $7,810                              --             --       (14,503)            --       (14,503)
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive loss                                    --             --      (580,814)            --      (580,814)
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                              55,639
Cash dividends                                                 --             --            --       (350,000)     (350,000)
                                                           ------       --------     ---------     ----------    ----------

Balance, December 31, 1999                                  3,000        288,327      (411,230)     2,932,174     2,812,271
Comprehensive income:
   Net income                                                  --             --            --        585,637       585,637
   Unrealized holding gains arising
      during the year, net of deferred
      policy acquisition costs of ($5,154)
      and income taxes of ($46,921)                            --             --        87,138             --        87,138
   Reclassification adjustment for gains
      included in net income,
      net of income tax of $5,192                              --             --        (9,642)            --        (9,642)
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive income                                  --             --        77,496             --        77,496
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                             663,133
Cash dividends                                                 --             --            --       (410,000)     (410,000)
                                                           ------       --------     ---------     ----------    ----------

Balance, December 31, 2000                                  3,000        288,327      (333,734)     3,107,811     3,065,404
Comprehensive income:
   Net loss                                                    --             --            --        (65,151)      (65,151)
   Cumulative effect of adopting SFAS No. 133,
      net of income tax benefit of $626                        --             --        (1,162)            --        (1,162)
   Unrealized holding losses on
      available-for-sale securities arising
      during the year, net of deferred
      policy acquisition costs of ($20,191)
      and income taxes of $15,037                              --             --       (11,262)            --       (11,262)
   Reclassification adjustment for losses
      on available-for-sale securities
      included in net loss, net of
      income tax benefit of $228,003                           --             --       423,434             --       423,434
   Reclassification adjustment for losses on
      derivatives included in net loss,
      net of income tax benefit of $4,038                      --             --         7,499             --         7,499
                                                           ------       --------     ---------     ----------    ----------
   Other comprehensive income                                  --             --       418,509             --       418,509
                                                           ------       --------     ---------     ----------    ----------
   Comprehensive income                                                                                             353,358
Capital contribution                                           --        400,000            --             --       400,000
                                                           ------       --------     ---------     ----------    ----------
Balance, December 31, 2001                                 $3,000       $688,327     $  84,775     $3,042,660    $3,818,762
                                                           ======       ========     =========     ==========    ==========

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Consolidated Statements of Cash Flows

Years ended December 31, (In thousands)
                                                                                        2001           2000           1999
Cash flows from operating activities
Net (loss) income                                                                  $   (65,151)   $   585,637   $   636,453
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
   Cumulative effect of accounting change, net of tax                                   21,416             --            --
   Policy loans, excluding universal life-type insurance:
      Issuance                                                                         (43,687)       (61,313)      (56,153)
      Repayment                                                                         54,004         56,088        54,105
   Change in amounts recoverable from reinsurers                                      (112,686)       (89,312)      (64,908)
   Change in other accounts receivable                                                  (4,025)         6,254          (615)
   Change in accrued investment income                                                  56,729          8,521        23,125
   Change in deferred policy acquisition costs, net                                   (175,723)      (291,634)     (140,379)
   Change in liabilities for future policy benefits for traditional life,
      disability income and long-term care insurance                                   223,177        206,377       153,157
   Change in policy claims and other policyholder's funds                               19,812         27,467       (45,709)
   Deferred income tax (benefit) provision                                            (246,205)        37,704        79,796
   Change in other liabilities                                                         (24,509)      (120,256)      169,395
   Amortization of premium (accretion of discount), net                                108,958         37,909       (17,907)
   Net realized loss (gain) on investments                                             649,752         16,975       (26,608)
   Contractholder charges, non-cash                                                   (217,496)      (151,745)     (175,059)
   Other, net                                                                          (83,023)        (9,279)       (5,324)
                                                                                       -------         ------        ------
      Net cash provided by operating activities                                        161,343        259,393       583,369
                                                                                       -------        -------       -------
Cash flows from investing activities
Held-to-maturity securities:
   Purchases                                                                                --         (4,487)       (3,030)
   Maturities, sinking fund payments and calls                                              --        589,742       741,949
   Sales                                                                                    --         50,067        66,547
Available-for-sale securities:
   Purchases                                                                        (9,477,740)    (1,454,010)   (3,433,128)
   Maturities, sinking fund payments and calls                                       2,706,147      1,019,403     1,442,507
   Sales                                                                             5,493,141      1,237,116     1,691,389
Other investments, excluding policy loans:
   Purchases                                                                          (442,876)      (706,082)     (657,383)
   Sales                                                                               370,636        435,633       406,684
Change in amounts due from brokers                                                     (75,492)       (15,157)          182
Change in amounts due to brokers                                                     1,293,684        298,236       (47,294)
                                                                                     ---------        -------       -------
      Net cash (used in) provided by investing activities                             (132,500)     1,450,461       208,423
                                                                                      --------      ---------       -------
Cash flows from financing activities
Activities related to universal life-type insurance and investment contracts:
   Considerations received                                                           2,088,114      1,842,026     2,031,630
   Surrenders and other benefits                                                    (2,810,401)    (3,974,966)   (3,669,759)
   Interest credited to account balances                                             1,137,636      1,169,641     1,240,575
Universal life-type insurance policy loans:
   Issuance                                                                            (83,720)      (134,107)     (102,239)
   Repayment                                                                            72,805         82,193        67,881
Capital contribution                                                                   400,000             --            --
Dividends paid                                                                              --       (410,000)     (350,000)
                                                                                      --------      ---------       -------
      Net cash provided by (used in) financing activities                              804,434     (1,425,213)     (781,912)
                                                                                      --------      ---------       -------
Net increase in cash and cash equivalents                                              833,277        284,641         9,880
Cash and cash equivalents at beginning of year                                         316,974         32,333        22,453
                                                                                      --------      ---------       -------
Cash and cash equivalents at end of year                                           $ 1,150,251   $    316,974 $      32,333
                                                                                   ===========   ============ =============
Supplemental disclosures:
   Income taxes paid                                                             $          --   $    225,704  $    214,940
   Interest on borrowings                                                               23,688          3,299         4,521

See notes to consolidated financial statements.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Notes to Consolidated Financial Statements
(In thousands)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly-owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly-owned subsidiary of the Company and serves New York State residents. The Company also wholly-owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

Revenue recognition
Profits on fixed deferred annuities are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable deferred annuities also include the excess of management and other fees over the costs of guaranteed benefits provided. Contractholder charges include policy fees and surrender charges. Management and other fees include investment management fees from underlying proprietary mutual funds, certain fee revenues from underlying nonproprietary mutual funds and mortality and expense risk fees from the variable annuity separate accounts.

Profits on fixed universal life insurance are the excess of contractholder charges and investment income earned from investment of contract considerations over interest credited to contract values, death and other benefits paid in excess of contract values, amortization of deferred acquisition costs, and other expenses. Profits on variable universal life insurance also include management and other fees. Contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds, certain fee revenues from underlying nonproprietary mutual funds and mortality and expense risk fees received from the variable life insurance separate accounts.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Basis of presentation
The accompanying consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4). Certain prior year amounts have been reclassified to conform to the current year's presentation.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments -- securities
Debt securities that the Company has both the positive intent and the ability to hold to maturity are classified as held-to-maturity and carried at amortized cost. All other debt securities and marketable equity securities are classified as available-for-sale and carried at fair value. Unrealized gains and losses on securities classified as available-for-sale are carried as a separate component of accumulated other comprehensive income (loss), net of the related deferred policy acquisition costs and income taxes. When evidence indicates there is a decline in a security's value, which is other than temporary, the security is written down to fair value through a charge to current year's earnings.

IDS Life Insurance Company
--------------------------------------------------------------------------------

The Company's investment portfolio contains structured investments, including Collateralized Debt Obligations (CDOs) (obligations that are primarily backed by high-yield bonds), which are not readily marketable. The carrying values of these investments are based on cash flow projections and, as such, these values are subject to change. If actual cash flows are less than projected, losses would be recognized; increases in cash flows would be recognized over future periods.
Realized investment gains or losses are determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

Investments -- mortgage loans on real estate
Mortgage loans on real estate are carried at amortized cost less reserves for losses. The estimated fair value of the mortgage loans is determined by discounted cash flow analyses using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for losses. The reserve for losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy loans
Policy loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of the related policies.

Cash and cash equivalents
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using the interest method. The costs for universal life and variable universal life insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For fixed and variable universal life insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key prospective assumptions underlying the amortization models. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. Unlocking adjustments resulted in a net increase in amortization of $33,600 in 2001 and net decreases in amortization of $12,300 in 2000 and $56,800 in 1999.

In amortizing deferred policy acquisition costs associated with variable annuities, the Company assumes contract values will appreciate at a specified long-term annual rate. The Company may project near-term appreciation at a different rate in order to maintain the long-term rate assumption.

Liabilities for future policy benefits
Liabilities for fixed and variable universal life insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for equity indexed deferred annuities issued in 1997 and 1998 are equal to the present value of guaranteed benefits and the intrinsic value of index-based benefits. Liabilities for equity indexed deferred annuities issued in 1999 or later are equal to the accumulation of host contract values covering guaranteed benefits and the market value of embedded equity options.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

Reinsurance
Reinsurance premiums and benefits paid or provided are accounted for on a basis consistent with those used in accounting for original policies issued and with the terms of the reinsurance contracts.

The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. The Company retains 20% of the mortality risk on new variable universal life insurance policies and 10% of the risk on new term insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all accidental death benefit, disability income and waiver of premium risk.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue to be payable at the initial level regardless of investment performance so long as minimum premium payments are made.

Accounting developments
In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." The Company adopted the consensus as of January 1, 2001. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. The consensus primarily affects certain high-yield investments contained in structured securities. Adoption of the consensus required the Company to adjust the carrying amount of these investments downward by $21,416, net of tax, upon adoption. See Note 2 for further discussion.

Effective January 1, 2001, the Company adopted Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133), which requires an entity to recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative are recorded in earnings or directly to equity, depending on the instrument's designated use. The adoption of SFAS No. 133 on January 1, 2001, resulted in a cumulative after-tax reduction to other comprehensive income of $1,162. The cumulative impact to earnings was not significant. See Note 8 for further discussion of the Company's derivative and hedging activities.

IDS Life Insurance Company
--------------------------------------------------------------------------------

SFAS No. 133 also provided a one-time opportunity to reclassify held-to-maturity security investments to available-for-sale without tainting the remaining securities in the held-to-maturity portfolio. The Company elected to take the opportunity to reclass all its held-to-maturity investments to available-for-sale.

The Company adopted SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," which superseded SFAS No.
125. The Statement was effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement was effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The impact on the Company's financial position or results of operations of adopting the Statement was not significant.

2. INVESTMENTS
Securities
Pursuant to the adoption of SFAS No. 133 the Company reclassified all held-to-maturity securities with a carrying value of $6,463,613 and net unrealized gains of $8,185 to available-for-sale as of January 1, 2001.

The following is a summary of securities available-for-sale at December 31,
2001:
                                                                                         Gross          Gross
                                                                       Amortized      unrealized     unrealized       Fair
                                                                         cost            gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                $    31,074      $  2,190       $     56   $    33,208
   State and municipal obligations                                         7,826           149             --         7,975
   Corporate bonds and obligations                                    11,658,888       276,332        218,365    11,716,855
   Mortgage-backed securities                                          8,292,576       103,109         32,801     8,362,884
   Foreign government bonds and obligations                               31,708         4,507             --        36,215
                                                                     -----------      --------       --------   -----------
Total fixed maturity securities                                      $20,022,072      $386,287       $251,222   $20,157,137
                                                                     ===========      ========       ========   ===========
Common stocks                                                        $       805      $    899       $     --   $     1,704
                                                                     ===========      ========       ========   ===========

The amortized cost and fair value of fixed maturity securities at December 31,
2001 by contractual maturity are as follows:
                                                                                                     Amortized       Fair
                                                                                                       cost          value
Due within one year                                                                               $ 1,093,557   $ 1,114,618
Due from one to five years                                                                          2,885,509     3,007,435
Due from five to ten years                                                                          5,503,284     5,519,588
Due in more than ten years                                                                          2,247,146     2,152,612
Mortgage-backed securities                                                                          8,292,576     8,362,884
                                                                                                    ---------     ---------
   Total                                                                                          $20,022,072   $20,157,137
                                                                                                  ===========   ===========

The timing of actual receipts may differ from contractual maturities because issuers may call or prepay obligations.

The following is a summary of held-to-maturity and available-for-sale securities at December 31, 2000:
                                                                                         Gross          Gross
                                                                        Amortized     unrealized     unrealized       Fair
Held-to-maturity                                                          cost           gains         losses         value
U.S. Government agency obligations                                    $   38,302      $  3,455       $     80    $   41,677
State and municipal obligations                                            7,678            16             --         7,694
Corporate bonds and obligations                                        5,248,517       111,466        114,330     5,245,653
Mortgage-backed securities                                             1,169,116         9,130          1,472     1,176,774
                                                                       ---------         -----          -----     ---------
   Total fixed maturity securities                                    $6,463,613      $124,067       $115,882    $6,471,798
                                                                      ==========      ========       ========    ==========

                                                                                         Gross          Gross
                                                                       Amortized      unrealized     unrealized       Fair
Available-for-sale                                                       cost            gains         losses         value
Fixed maturities:
   U.S. Government agency obligations                                $    96,408      $  6,134       $    268   $   102,274
   State and municipal obligations                                        12,848           247             --        13,095
   Corporate bonds and obligations                                     7,586,423       123,691        693,303     7,016,811
   Mortgage-backed securities                                          5,234,191        57,697         24,078     5,267,810
Total fixed maturity securities                                      $12,929,870      $187,769       $717,649   $12,399,990
                                                                     ===========      ========       ========   ===========
Common stocks                                                        $    11,829      $     --       $  1,496   $    10,333
                                                                     ===========      ========       ========   ===========

At December 31, 2001, bonds carried at $14,639 were on deposit with various states as required by law.

IDS Life Insurance Company
--------------------------------------------------------------------------------

At December 31, 2001, fixed maturity securities comprised approximately 80 percent of the Company's total investments. These securities are rated by Moody's and Standard & Poor's (S&P), except for approximately $2.6 billion of securities which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of fixed maturity securities, at amortized cost, by rating on December 31, is as follows:

Rating                                                      2001          2000
Aaa/AAA                                                $ 8,977,075   $ 6,559,188
Aaa/AA                                                          --        32,001
Aa/AA                                                      261,252       220,446
Aa/A                                                       372,120       327,147
A/A                                                      2,602,027     2,494,621
A/BBB                                                      911,477       747,636
Baa/BBB                                                  5,904,013     5,828,847
Baa/BB                                                     274,228       287,583
Below investment grade                                     719,880     2,896,014
                                                           -------     ---------
Total                                                  $20,022,072   $19,393,483
                                                       ===========   ===========

At December 31, 2001, approximately 93 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than ten percent of stockholder's equity.

During the years ended December 31, 2000 and 1999, fixed maturities classified as held-to-maturity were sold with amortized cost of $53,169 and $68,470, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Available-for-sale securities were sold during 2001 with proceeds of $5,493,141 and gross realized gains and losses of $116,485 and $767,144, respectively. Available-for-sale securities were sold during 2000 with proceeds of $1,237,116 and gross realized gains and losses of $25,101 and $10,267, respectively. Available-for-sale securities were sold during 1999 with proceeds of $1,691,389 and gross realized gains and losses of $36,568 and $14,255, respectively.

The net unrealized gain (loss) on available-for-sale securities as of December 31, 2001 and 2000, was $135,964 and ($531,376), respectively, with the $667,340 change, net of taxes and deferred policy acquisition costs, reflected as a separate component in accumulated other comprehensive income for the year ended December 31, 2001. For the year ended December 31, 2000 the change in net unrealized losses on available-for-sale securities was a decrease of $122,196. For the year ended December 31, 1999 the change in net unrealized gain on available-for-sale securities was a decrease of $921,920.

During 2001, the Company recorded pretax losses of $828,175 to recognize the impact of higher default rate assumptions on certain structured investments; to write down lower rated securities (most of which were sold during 2001) in connection with the Company's decision to lower its risk profile by reducing the level of its high-yield portfolio, allocating holdings toward stronger credits, and reducing the concentration of exposure to individual companies and industry sectors; to write down certain other investments; and, to adopt EITF Issue 99-20, as previously discussed. Within the Consolidated Statements of Income, approximately $623,958 of these losses are included in Net realized (losses) gains on investments and approximately $171,269 are included in Net investment income, with the remaining losses recorded as a cumulative effect of accounting change.

During 2001, the Company placed a majority of its rated Collateralized Debt Obligation (CDO) (obligations that are backed primarily by high-yield bonds) securities and related accrued interest, (collectively referred to as transferred assets), having an aggregate book value of $675,347, into a securitization trust. In return, the Company received $89,535 in cash relating to sales to unaffiliated investors and retained interests with allocated book amounts aggregating $585,812. The book amount is determined by allocating the previous carrying value of the transferred assets between assets sold and the retained interests based on their relative fair values. Fair values are based on the estimated present value of future cash flows.

There was no cash flow related to this transaction other than the receipt of the initial $89,535. Cash flows on the assets sold to investors and retained interests are not scheduled to begin until March 31, 2002 in accordance with governing documents.

Included in Other investments are affordable housing investment credits, trading securities, and real estate.

Fair values of investments represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates, estimated future cash flows and market data from independent brokers.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Mortgages loans on real estate
At December 31, 2001, approximately 15 percent of the Company's investments were mortgage loans on real estate. Concentration of credit risk by region of the United States and by type of real estate are as follows:

                                                                            December 31, 2001            December 31, 2000
                                                                       On balance       Funding     On balance        Funding
Region                                                                    sheet       commitments      sheet        commitments
East North Central                                                    $  670,387       $ 1,873     $  691,694       $18,868
West North Central                                                       549,015            --        564,576         7,621
South Atlantic                                                           815,837         9,490        884,723         7,667
Middle Atlantic                                                          352,821         9,363        378,702        13,813
New England                                                              274,486         8,700        279,147         4,604
Pacific                                                                  355,945        14,618        318,727           921
West South Central                                                       214,000           600        173,158        28,548
East South Central                                                        55,798            --         49,176         2,763
Mountain                                                                 413,053            27        409,677        10,209
                                                                      ----------       -------     ----------       -------
                                                                       3,701,342        44,671      3,749,580        95,014
Less reserves for losses                                                  20,948            --         11,489            --
                                                                      ----------       -------     ----------       -------
Total                                                                 $3,680,394       $44,671     $3,738,091       $95,014
                                                                      ==========       =======     ==========       =======

                                                                            December 31, 2001            December 31, 2000
                                                                       On balance       Funding     On balance        Funding
Property type                                                             sheet       commitments      sheet        commitments
Department/retail stores                                              $1,117,195       $13,200     $1,174,763       $11,130
Apartments                                                               694,214        11,531        780,228            --
Office buildings                                                       1,203,090         7,650      1,085,948        59,941
Industrial buildings                                                     333,713         2,263        323,766        23,943
Hotels/motels                                                            108,019            --        100,680            --
Medical buildings                                                        106,927         6,000        128,101            --
Nursing/retirement homes                                                  39,590            --         49,822            --
Mixed use                                                                 86,972            27         87,537            --
Other                                                                     11,622         4,000         18,735            --
                                                                      ----------       -------     ----------       -------
                                                                       3,701,342        44,671      3,749,580        95,014
Less reserves for losses                                                  20,948            --         11,489            --
                                                                      ----------       -------     ----------       -------
Total                                                                 $3,680,394       $44,671     $3,738,091       $95,014
                                                                      ==========       =======     ==========       =======

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to fund mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2001, 2000 and 1999, the Company's recorded investment in impaired loans was $39,601, $24,999 and $21,375, respectively, with reserves of $7,225, $4,350 and $5,750, respectively. During 2001, 2000 and 1999, the average recorded investment in impaired loans was $24,498, $27,063 and $23,815, respectively.

The Company recognized $1,285, $1,033 and $1,190 of interest income related to impaired loans for the years ended December 31, 2001, 2000 and 1999, respectively.

The following table presents changes in the reserves for mortgage loan losses:

                                                                                         2001           2000           1999
Balance, January 1                                                                     $11,489       $ 28,283       $39,795
Provision (reduction) for mortgage loan losses                                          14,959        (14,894)       (9,512)
Loan payoffs                                                                                --         (1,200)         (500)
Foreclosures and write-offs                                                             (5,500)          (700)       (1,500)
                                                                                        ------           ----        ------
Balance, December 31                                                                   $20,948       $ 11,489       $28,283
                                                                                       =======       ========       =======

IDS Life Insurance Company
--------------------------------------------------------------------------------

Sources of investment income and realized (losses) gains on investments Net investment income for the years ended December 31 is summarized as follows:
                                                                                        2001           2000           1999
Interest on fixed maturities                                                        $1,276,966     $1,473,560    $1,598,059
Interest on mortgage loans                                                             290,608        286,611       285,921
Interest on cash equivalents                                                             2,218          8,084         5,871
Other                                                                                  (44,145)         1,750        70,892
                                                                                       -------          -----        ------
                                                                                     1,525,647      1,770,005     1,960,743
Less investment expenses                                                                39,959         39,400        41,170
                                                                                        ------         ------        ------
Total                                                                               $1,485,688     $1,730,605    $1,919,573
                                                                                    ==========     ==========    ==========

Net realized (losses) gains on investments for the years ended December 31 is summarized as follows:
                                                                                         2001           2000           1999
Fixed maturities                                                                     $(621,400)      $(34,857)     $  8,802
Mortgage loans                                                                         (22,443)        15,845        10,210
Other investments                                                                       (5,909)         2,037         7,596
                                                                                        ------          -----         -----
                                                                                     $(649,752)      $(16,975)      $26,608
                                                                                     =========       ========       =======

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax (benefit) expense for the years ended December 31 consists of the following:
                                                                                         2001           2000          1999
Federal income taxes
   Current                                                                           $  88,121       $176,397      $178,444
   Deferred                                                                           (234,673)        37,704        79,796
                                                                                      --------         ------        ------
                                                                                      (146,552)       214,101       258,240
State income taxes-current                                                               1,330          7,526         9,624
                                                                                         -----          -----         -----
Income tax (benefit) expense before cumulative effect of accounting change            (145,222)       221,627       267,864
Cumulative effect of accounting change income tax benefit                              (11,532)            --            --
                                                                                         -----          -----         -----
Income tax (benefit) expense                                                         $(156,754)      $221,627      $267,864
                                                                                     =========       ========      ========

Income tax (benefit) expense before the cumulative effect of accounting change, differs from that computed by using the United States statutory rate of 35%. The principal causes of the difference in each year are shown below:

                                                     2001                         2000                         1999
                                             Provision    Rate            Provision    Rate            Provision    Rate
Federal income taxes
      based on the statutory rate          $ (66,136)     (35.0%)        $282,542        35.0%         $316,511       35.0%
Tax-excluded interest and dividend income     (4,663)      (2.5)           (3,788)       (0.5)           (9,626)      (1.1)
State taxes, net of federal benefit              865        0.4             4,892         0.6             6,256        0.7
Affordable housing credits                   (73,200)     (38.7)          (54,569)       (6.8)          (31,000)      (3.4)
Other, net                                    (2,088)      (1.1)           (7,450)       (0.8)          (14,277)      (1.6)
                                              ------       ----            ------        ----           -------       ----
Total income taxes                         $(145,222)     (76.9%)        $221,627        27.5%         $267,864       29.6%
                                           =========      =====          ========        ====          ========       ====

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a "policyholders' surplus account." At December 31, 2001, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company's deferred income tax assets and liabilities as of December 31 are as follows:

                                                                                                       2001           2000
Deferred income tax assets
   Policy reserves                                                                                 $  705,637      $730,239
   Unrealized loss -- available-for-sale securities                                                        --       179,702
   Investments, other                                                                                 330,675        34,600
   Life insurance guaranty fund assessment reserve                                                      1,330         1,365
   Other                                                                                               26,492            --
                                                                                                    ---------       -------
Total deferred income tax assets                                                                    1,064,134       945,906
                                                                                                    ---------       -------
Deferred income tax liabilities
   Deferred policy acquisition costs                                                                  861,892       796,292
   Unrealized gain -- available-for-sale securities                                                    45,934            --
   Other                                                                                                   --        13,026
                                                                                                    ---------       -------
Total deferred income tax liabilities                                                                 907,826       809,318
                                                                                                    ---------       -------
Net deferred income tax assets                                                                     $  156,308      $136,588
                                                                                                   ==========      ========

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to AEFC are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,262,335 as of December 31, 2001 and $1,493,292 as of December 31, 2000 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2002 in excess of approximately $194,435 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net (loss) income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                           2001           2000          1999
Statutory net (loss) income           $ (317,973)    $  344,973    $  478,173
Statutory capital and surplus          1,947,350      1,778,306     1,978,406
                                       ---------      ---------     ---------

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised regulations took effect January 1, 2001. The domiciliary states of the Company and its insurance subsidiaries have adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The impact of implementing these changes was an increase of $4,660 to the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 2001 and 2000. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil in 2001, 2000 and 1999.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Company contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $263, $250 and $223 in 2001, 2000 and 1999, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 2001, 2000 and 1999 were $662, $1,707 and $1,906, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2001, 2000 and 1999 was $1,011, $1,136 and $1,147, respectively.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $505,526, $582,836 and $485,177 for 2001, 2000 and 1999, respectively. Certain of these costs are included in deferred policy acquisition costs. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Included in other liabilities at December 31, 2001 and 2000 are $68,919 and $41,059, respectively, payable to and receivable from AEFC for federal income taxes.

6. LINES OF CREDIT
The Company has available lines of credit with AEFC aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $nil and $50,000 uncommitted at December 31, 2001 and 2000, respectively.

7. COMMITMENTS AND CONTINGENCIES
At December 31, 2001, 2000 and 1999, traditional life and universal life-type insurance in force aggregated $108,255,014, $98,060,472 and $89,271,957 respectively, of which $25,986,706, $17,429,851 and $8,281,576 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $114,534, $89,506 and $76,970 and reinsurance recovered from reinsurers amounted to $43,388, $32,500, and $27,816 for the years ended December 31, 2001, 2000 and 1999, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

At December 31, 2001, the Company had no commitments to purchase investments other than mortgage loan fundings (see Note 2).

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in all three of these lawsuits. In September 2000, both state and federal courts gave preliminary approval to the proposed settlement and AEFC mailed notices to all of the over two million class members. In May 2001, the courts entered orders approving the settlement. The orders became final in August 2001 and in October 2001 the settlement was implemented. The anticipated costs of settlement remain unchanged from prior years. The settlement as approved provides for release by class members of all insurance and annuity market conduct claims dating back to 1985. Some class members opted out of the settlement and therefore did not release their claims against AEFC or the Company. Some of these class members who opted out were represented by counsel and presented separate claims to AEFC or the Company. Most of their claims have been settled.

The Company is named as a defendant in various other lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of these lawsuits, taken in aggregate should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns and is currently conducting an audit for the 1993 through 1996 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of these audits.

8. DERIVATIVE FINANCIAL INSTRUMENTS
The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings caused by interest rate and equity market volatility. The Company does not enter into derivative instruments for speculative purposes. As prescribed per SFAS No. 133, derivative instruments that are designated and qualify as hedging instruments are classified as a cash flow hedge, fair value hedge, or a hedge of a net investment in a foreign operation, based upon the exposure being hedged.

The Company currently has economic hedges that either do not qualify or are not designated for hedge accounting treatment under SFAS No. 133. For the year ended December 31, 2001, the net effect on earnings of accounting for the net changes in fair value of the following undesignated derivatives under SFAS No. 133 compared with prior rules was not significant.

The Company enters into interest rate swaps, caps and floors to manage the Company's interest rate risk and options and futures to manage equity-based risk. The values of derivative financial instruments are based on market values, dealer quotes or pricing models.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions. Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

IDS Life Insurance Company
--------------------------------------------------------------------------------

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are primarily used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders. No interest rate swaps or floors were outstanding as of December 31, 2001. The interest rate caps expire by January 2003. The fair value of the interest rate caps is included in Other assets. Changes in the value of the interest rate caps are included in Other insurance and operating expenses.

A purchased (written) option conveys the right (obligation) to buy or sell an instrument at a fixed price for a set period of time or on a specific date. The Company writes and purchases index options to manage the risks related to annuity products that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term. The Company views this strategy as a prudent management of equity market sensitivity, such that earnings are not exposed to undue risk presented by changes in equity market levels.

The annuity products contain embedded derivatives, essentially the equity based return of the product, which must be separated from the host contract and accounted for as derivative instruments per SFAS No. 133. As a result of fluctuations in equity markets, and the corresponding changes in value of the embedded derivatives, the amount of interest credited incurred by the Company related to the annuity product will positively or negatively impact reported earnings.

The purchased and written options are carried at fair value and included in Other assets and Other liabilities, respectively. The fair value of the embedded options are included in Future policy benefits for fixed annuities. The changes in fair value of the options are recognized in Other insurance and operating expenses and the embedded derivatives are recognized in Interest credited on universal life-type insurance and investment contracts. The purchased and written options expire on various dates from 2002 to 2008.

The Company also purchases futures to hedge its obligations under equity indexed annuities. The futures purchased are marked-to-market daily and exchanged traded, exposing the Company to no counterparty risk. The futures contracts mature within four months.

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. There are no index options outstanding as of December 31, 2001 related to this strategy.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                                                                  2001                         2000
                                                                       Carrying         Fair         Carrying        Fair
Financial Assets                                                         value          value          value         value
Fixed maturities:
   Held-to-maturity securities                                       $        --   $        --    $ 6,463,613   $ 6,471,798
   Available-for-sale securities                                      20,157,137    20,157,137     12,399,990    12,399,990
Common stocks                                                              1,704         1,704         10,333        10,333
Mortgage loans on real estate                                          3,680,394     3,845,950      3,738,091     3,821,825
Cash and cash equivalents                                              1,150,251     1,150,251        316,974       316,974
Other securities                                                          75,721        75,721          1,130         1,130
Derivative financial instruments                                          34,477        34,477         50,387        60,615
Separate account assets                                               27,333,697    27,333,697     32,349,347    32,349,347
                                                                      ----------    ----------     ----------    ----------
Financial Liabilities
Future policy benefits for fixed annuities                           $18,139,462   $17,671,777    $18,020,824   $17,479,187
Derivative financial instruments                                           2,506         2,506          3,098         6,069
Separate account liabilities                                          24,280,092    23,716,854     28,791,949    27,822,667
                                                                      ----------    ----------     ----------    ----------

At December 31, 2001 and 2000, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,368,254 and $1,300,018, respectively, and policy loans of $84,557 and $96,603, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2001 and 2000. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2001 and 2000.

At December 31, 2001 and 2000, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $3,053,605 and $3,557,398, respectively.

IDS Life Insurance Company
70100 AXP Financial Center
Minneapolis, MN 55474
(800) 862-7919

                                                                S-6418 A (10/02)